Exhibit 99.2

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | PROJECT THUNDER I

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Bank Of America Europe DAC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 1 October 2021 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do so under the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

(i)    25% of the value of a single property, or, in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the Valuation Date and on the basis identified in the Instruction or, if no basis is expressed, Market Value as defined by the RICS); or

(ii)    £20 000 000 [Twenty Million Pounds].

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice, then it is recommended that you seek independent legal advice.

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Contents

01	VALUATION Report	4

	Introduction	5
	Schedule of Values	10
	Source of Information and scope of work	11
	Valuation Assumptions	12

02	PROPERTY Reports	14

03	Appendices	15

	Appendix A Terms of Engagement Letter	16
	Appendix B Valuation Schedule	17
	Appendix C Valuation Printouts	18
	Appendix D Market Research	19
	Appendix E Marketing Period	33
	Appendix F Remaining Economic Life of the buildings	34

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VALUATION REPORT

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Introduction

Report Date	11 January 2022

Valuation Date	1 October 2021

Addressee	Bank of America Europe DAC
2 King Edward Street
London
EC1A 1HQ

For the attention of:
XXXXX Senior Vice President

This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.

We certify that, to the best of our knowledge and belief:

• The statements of fact contained in this report are true and correct.

•   The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

• We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•   We have performed no services, as a valuer (appraiser) or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.

• We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

• Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this valuation report.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

•   Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Valuation – Professional Standards (the “Red Book”).

• We have made a personal inspection of each property that is the subject of this report.

• No one provided significant real property valuation (appraisal) assistance to the persons signing this certification

The Properties	Properties held in Thunder I portfolio (‘the Properties’) as set out in Schedule of Values.

Property Description	Portfolio of 10 industrial and logistics assets across Italy. Please refer to property reports for further details.

Instruction	To value the Properties as at the Valuation Date in accordance with Terms of Engagement dated 1 October 2021.

Status of Valuer	You have instructed us to act as an External valuer as defined in the current version of the RICS Valuation – Global Standards.

Please note that the Valuation may be investigated by the RICS for the purposes of the administration of the Institution’s conduct and disciplinary regulations in order to ensure compliance with the Valuation Standards.

Purpose and Basis of Valuation

You have requested us to carry out a Valuation for Secured Lending purposes only.

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

The Valuation will be on the basis of:

• Market Value as defined in the current edition of the RICS Valuation – Global Standards and in the VSTOB.

• Market Value (Vacant Possession) on the special assumption that the property is entirely vacant as at the date of our valuation.

• Market Value (SPV portfolio value) on the special assumption that the portfolio is sold as one lot via SPV deal.

Market Value	€94,770,000 (NINETY-FOUR MILLION, SEVEN-HUNDRED SEVENTY THOUSAND EURO) exclusive of VAT.

Vacant Possession	€74,470,000 (SEVENTY-FOUR MILLION, FOUR HUNDRED SEVENTY THOUSAND- EURO) exclusive of VAT.

Prepared under the special assumption that each of the properties is entirely vacant and non-income producing as at the date of our valuation.

Special assumption (portfolio sold as one lot via an SPV deal)

€97,223,000 (NINETY-SEVEN MILLION, TWO-HUNDRED TWENTY-THREE THOUSAND EURO) exclusive of VAT.

We have been requested to provide with the Market Value under the special assumption that the portfolio is exchanged via an SPV deal as one lot, as such we applied acquisition costs of 0.75% rather than 3.50%. The assumed acquisition costs include agent and legal fees and do not include Stamp Duty in line with the jurisdiction and market practice in Italy for this kind of transactions.

Portfolios and Aggregation	We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Joint Tenancies and Indirect Investment Structures	Where a property is owned through an indirect investment structure or a joint tenancy in a trust for sale, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation therefore is unlikely to represent the value of the interests in the indirect investment structure through which the property is held.

Suitability of the Properties as Security for Lending Purpose	We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Properties for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Novel Coronavirus (COVID-19)	The outbreak of Novel Coronavirus (COVID -19), which was declared by the World Health Organisation as a “Global Pandemic” on the 11 March 2020, continues to affect economies and real estate markets globally. Nevertheless, as at the Valuation Date, property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly – and for the avoidance of doubt – our Valuation is not reported as being subject to ‘material valuation uncertainty’, as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the Valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID-19, we highlight the importance of the Valuation Date.

Rental Income	The Valuation we have provided reflects the rental income as at the Date of Valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the COVID-19 virus and the current restrictions on business activities, it is possible that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property.

Exposure Time	Exposure Time is an estimate of how long property would have had to be marketed in the past in order to achieve the Market Value (as a sale price) today. Taking into consideration the economic conditions and real estate market, the nature of the subject assets, we are of the opinion that the Exposure Time is equal to that of the Marketing Period, outlined in Appendix E.

Suitability of the property as security for mortgage purposes	We are of the opinion that the properties provide suitable security for secured lending. However, we have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The Valuation has been prepared in accordance with the latest version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) current as the Valuation Date.

The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book. We confirm that we have sufficient local and national knowledge of the particular property market involved and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject Properties. Other valuers may reach different conclusions as to the value of the subject Properties. This Valuation is for the sole purpose of providing the intended user with the valuer’s independent professional opinion of the value of the subject Properties as at the Valuation Date.

Sustainability Considerations	Wherever appropriate, sustainability and environmental matters are an integral part of the valuation approach. ‘Sustainability’ is taken to mean the consideration of such matters as environment and climate change, health and well-being and corporate responsibility that can or do impact on the valuation of an asset. In a valuation context, sustainability encompasses a wide range of physical, social, environmental, and economic factors that can affect value. The range of issues includes key environmental risks, such as flooding, energy efficiency and climate, as well as matters of design, configuration, accessibility, legislation, management, and fiscal considerations – and current and historic land use. Sustainability has an impact on the value of an asset, even if not explicitly recognised. Valuers reflect markets, they do not lead them. Where we recognise the value impacts of sustainability, we are reflecting our understanding of how market participants include sustainability requirements in their bids and the impact on market valuations.

Assumptions	The Properties details on which each Valuation are based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.

Variations and/or Departures from Standard Assumptions	None.

Special Assumptions	We have undertaken a scenario-based valuation of the subject properties on the Special Assumption of vacant possession.

Verification	We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third-party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

Valuer	The Property has been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

Independence	We confirm that during the last two years CBRE Ltd (or other companies forming part of the same group of companies within the UK) have acted for the borrower, however the total fees, including the fee for this assignment, earned by CBRE Ltd from the borrower are less than 5.0% of the total UK revenues.

The total fees, including the fee for this assignment, earned by CBRE Ltd (or other companies forming part of the same group of companies within the UK) from the Addressee (or other companies forming part of the same group of companies) is less than 5.0% of the total UK revenues.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Previous Involvement and Conflicts of Interest	We confirm that we valued the portfolio in 2019 on behalf of Morgan Stanley Collateral Valuation Team and Morgan Stanley Bank International Limited in October 2019. We do not consider this to be a conflict.

The CBRE Valuation SpA and Capital Markets teams advised a potential buyer of the assets in Trazzano and Masselengo for acquisition purposes. We understand this involvement has been formally accepted by all relevant parties subject to appropriate information barriers being implemented.

We valued the portfolio for secured lending in July 2020 on behalf of Situs Asset Management Ltd as agent for the Finance Parties (as defined in the Senior Facilities Agreement dated 31 October 2019 and amended from time to time). This instruction as been completed.

We received written confirmation to proceed.

Copies of our conflict of interest checks have been retained within the working papers.

Reliance	The contents of this Report may only be relied upon by:

i) Addressees of the Report; and

ii) Parties who have received prior written consent from CBRE in the form of a reliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

Yours faithfully	Yours faithfully

XXXXX
XXXXX Executive Director	Associate Director
RICS Registered Valuer	RICS Registered Valuer
For and on behalf of CBRE Limited	For and on behalf of CBRE Limited

+44 XXXXX	+44 XXXXX
XXXXX	XXXXX

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Schedule of Values

Property name	Address	Property Type	Tenure	Market Value (€)	Special Assumption (Vacant Possession Value)
Mozzecane 1*	Via dell’Industria, 1, 37060 Mozzecane VR, Italy, Verona, Italy	Industrial and Logistics	Freehold	26,260,000	20,640,000
Mozzecane 2	27, Via I Maggio, Via I Maggio Mediana Dell’industria, Veneto, Verona, Italy	Industrial and Logistics	Freehold	2,400,000	2,390,000
Settala	Via Bellini, 32/34, Settala (MI), Settala, Italy	Industrial and Logistics	Freehold	3,150,000	3,150,000
Borgo San Giovanni A	Via Donatori di Sangue, 7 Borgo San Giovanni (LO), Borgo San Giovanni, Italy	Industrial and Logistics	Freehold	6,120,000	4,870,000
Borgo San Giovanni B	Via Donatori di Sangue, 2, Borgo San Giovanni (LO), Borgo San Giovanni, Italy	Industrial and Logistics	Freehold	2,960,000	2,250,000
Codogno	Via Palmiro Togliatti, Codogno (LO), Codogno, Italy	Industrial and Logistics	Freehold	21,130,000	16,080,000
Santa Palomba 2	Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy	Industrial and Logistics	Freehold	21,390,000	16,350,000
Santa Palomba 1	Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy	Industrial and Logistics	Freehold	4,150,000	3,150,000
Pomezia 3	Via delle Monachelle, 106-110, 00040 Pomezia RM, Italy, Pomezia, Italy	Industrial and Logistics	Freehold	3,780,000	2,930,000
Pomezia 4	Via Laurentina, KM 23,500, 00040 Pomezia RM, Italy, Pomezia, Italy	Industrial and Logistics	Freehold	3,430,000	2,660,000

Portfolio Total (€)				94,770,000	74,470,000

Note:

*	Mozzecane 1 Market Value includes €4,700,000 of solar panel.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Source of Information and scope of work

Sources of Information	We have carried out our work based upon information supplied to us by the Borrower, which we have assumed to be correct and comprehensive. This includes the following key information:

Tenancy and General Property Related Information

• Tenancy schedule file titled ‘THU_tenancy schedule_30.09.2021’

• Operational Cost file titled ‘ THU_IMU 30.09.21’ and ‘THU_premi assicurativi_30.09.21’

• Capex schedule titled ‘THU_capex_30.09.21_r’

Due Diligence

• Project Bianchi - Legal Red Flag Report prepared by Clifford Chance and dated 17 November 2021

• Technical and Environmental Phase I Due Diligence Report prepared by EY and dated November 2021

• Reinstatement Costs Assessment prepared by Ernst & Young dated November 2021

Inspection	The Properties were internally and externally inspected.

Please refer to each property report for date of inspection and the attending surveyor.

Areas	We have not measured the Property but have relied upon the floor areas provided to us by the Borrower, as set out in this report, which we have assumed to be correct and comprehensive.

Environmental Considerations

We have been provide with XXX Due Diligence...

We have not been instructed to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

Services and Amenities	We understand that the Properties are located in an area served by mains gas, electricity, water and drainage.

None of the services have been tested by us.

Repair and Condition	We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Property. We are unable, therefore, to give any assurance that the Property is free from defect.

We have seen a copy of a building survey carried out by EY and dated November 2021

Town Planning	We have not undertaken planning enquiries.

Titles, Tenures and Lettings	Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title (including relevant deeds, leases and planning consents) is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

Valuation Assumptions

Capital Values	The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

No account has been taken of the availability or otherwise of capital based Government or European Community grants.

Rental Values	Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation Date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

Fixtures, Fittings and Equipment	Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.
Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.
Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.
All measurements, areas and ages quoted in our report are approximate.
Environmental Matters	In the absence of any information to the contrary, we have assumed that:
a) the Properties are not contaminated and is not adversely affected by any existing or proposed environmental law;
b) any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;
c) the Properties possesses current energy performance certificates as required under government directives.

d)  the Properties are either not subject to flooding risk or, if it is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value; and

e) invasive species such as Japanese Knotweed are not present on the Properties.

Repair and Condition	In the absence of any information to the contrary, we have assumed that:
a) there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;
b) the Properties are free from rot, infestation, structural or latent defect;

c)  no currently known deleterious or hazardous materials or suspect techniques, including but not limited to Composite Panelling, ACM Cladding, High Alumina Cement (HAC), Asbestos, have been used in the construction of, or subsequent alterations or additions to, the Properties; and

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC| THUNDER I PORTFOLIO

d) the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority Requirements	Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:
a) the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;

b)  the building has been erected either prior to planning control, or in accordance with planning permissions, and has the benefit of permanent planning consents or existing use rights for their current use;

c) the Properties is not adversely affected by town planning or road proposals;

d)  the building complies with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

e)  only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of each Property to comply with the provisions of the relevant disability discrimination legislation;

f) all rent reviews are upward only and are to be assessed by reference to full current market rents;
g) there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;
h) tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;
i) there are no user restrictions or other restrictive covenants in leases which would adversely affect value;
j) where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;
k) vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.

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PROPERTY REPORTS

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_02 - Mozzecane 1 Bank Of America Europe DAC 01-Oct-2021

Mozzecane 1 - Via dell’Industria, 1, 37060 Mozzecane VR, Italy, Verona, Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	21,560,000
Market Value (per sm)	761
Net Initial Yield	5.23%
Reversionary Yield	4.87%
Equivalent Yield	4.50%
Gross Income (p.a.)	1,291,884
Gross Income (p.a.) (per sm)	46
*Adj. Gross Income	1,291,884
Adj. Gross Income (per sm)	46
Net Income (p.a.)	1,166,857
Net Income (p.a.) (per sm)	41
Gross Rental Value	1,274,355
Gross Rental Value (per sm)	45
Capital Expenditure	-1,475,000
Transaction Costs	3.50%
Over / Under Rented	1.38%

KEY FACTS
Metric	Value
Total Area (sm)	28,319

WAULT to Expiry by Rent	9.46
WAULT to Expiry by ERV	9.51
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Nippon Express Italia S.p.A.	11.18	19,883	894 ,735	894 ,735	69 .3%
Cito Fresh Logistica Italia S.r.l.	5.58	8,436	397,149	379,620	30.7%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	9.51	28,319	1,291,884	1,274,355	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_02 - Mozzecane 1 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

MOZZECANE I

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 21,560,000 (Twenty-One Million Five Hundred Sixty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

PROPERTY REPORT

MOZZECANE, VIA DELL’INDUSTRIA 1

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	30/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good state of repair and maintenance	• Stand-alone building that is neither within a logistics park nor within an established industrial location
• Large manoeuvring area to the south side of the building
• Loading bays are mainly placed on one side of the building, only a portion can be used for cross-docking
• Good clear height (>10 m) in line with market standards for modern logistics buildings

• 5,500 sqm of cold storage within the building	• Secondary location within the Verona logistics market

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Increasing competition within the Veneto Market

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Mozzecane, a small town approximately 25 km south of Verona, in Northern Italy.

Mozzecane is a small municipality with a total population of approximately 7,700 inhabitants, where the overall unemployment rate is very low at 5.6% compared to the national average of 9.9% (Source: Virtual Market). The entire Province of Verona has a high level of economic and social development including a long- established industry, comprising of an almost all industry sector with a strong attitude for trading with other countries. As well as a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Mozzecane property market is comprised within the Veneto Corridor logistics market, which is a prime market for industrial and logistics in Italy.

More precisely, the property is located in Via dell’Industria 1, approximately 1.3 km from the centre of Mozzecane, in an industrial area located just off the SS 62 which connects Verona to Mantova. The subject property is 4.5 km from the toll both of “Nogarole Rocca”, which provide access to the A22 motorway (“Autostrada del Brennero”).

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

As for public transportation, the nearest railway station is located in Mozzecane, approximately 750 m. away from the subject property, while the nearest bus stop (line 159) is located within 1 km.

The surroundings are mainly characterized by agricultural fields and partially by small size industrial/light industrial properties.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of an industrial warehouse for logistics use situated in the industrial area of Mozzecane in Via dell’Industria no. 1, in the province of Verona. The building, built in 1997, has a covered area of 24,898 and has a pre-cast reinforced concrete frame structure, concrete panel walls, concrete slabs, deck roof housing heating, air conditioning external units and a photovoltaic system.

The entire building is provided with an anti-seismic protection system, while a sprinkler system is installed within the dry storage area only. Skylights provide a good natural light provision within the warehouse, while artificial lighting is provided by fluorescent tube lamps in all spaces. The portion which overlooks the S.P.3 is used for dry storage and is provided with high-rise pallet shelves, while the area behind is occupied by cold storage units (between +4 and -20 Celsius degrees). The building also consists of an office portion, with ceramic tiled flooring, masonry partitions, heating and air conditioning system with fan coil units, ribbon windows with aluminium window frames and thermal break glasses.

There is a vehicular entrance with moving barrier and guardhouse leading to the external fenced area, partially paved and partially covered with concrete. The loading bays are spread over three sides of the building.

As from the information provided within the Technical Due Diligence prepared by EY and dated 12/11/2021 the potable water is supplied from the mains of the municipality public water provider; natural gas is be supplied to the logistic complex and the Sanitary hot water is generated through electric boilers installed in bathrooms.

Electricity is supplied in medium voltage to the MV receiving panels. There are 2 MV/LV substations, one on the ground floor serving the company NIPPON EXPRESS ITALIA S.p.A. and the second on the roof serving the company CITO FRESH LOGISTICA ITALIA S.r.L..

The internal lamps are with LED lamps type on the electrical bus bar inside the warehouse for use by NIPPON EXPRESS ITALIA S.p.A. while the internal lamps are with fluorescent lamps type on the electrical bus bar inside the warehouse for use by CITO FRESH LOGISTICA ITALIA S.r.L.. In the office, areas there are installed mainly lights on the suspended ceiling. The external perimeter is with lights on poles or on the façade along the perimeter with metal halide or probably high-pressure sodium (HPS) lightning bodies.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

There is no heating or cooling for the warehouses areas. The air conditioning of the office block and the flat on the first floor is provided by heat pump units. The air conditioning terminals consist of split and fancoil units.
The logistic complex is protected against fire damage by a firefighting system equipped with sprinkler; fire hydrants; hose reels; heat/smoke evacuators.
We highlight the presence of a good lift in the portion of the shed used by CITO FRESH LOGISTICA ITALIA S.r.L..
In general the building is in a good state of maintenance and repair.

Summary of known specification:

Characteristic	Result
Built / Renovation	1997 / Refurbished in 2003
Height	Warehouse 11 meters under beams Refrigerator units from 3.70 to 10 mt
No. of loading Doors	24
Loading Door Ratio (/1k sqm)	0.9
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	98%
Site Coverage Ratio	55%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we recognised a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.
In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	28,319
TOTAL	—	28,319
Site Area		45,175

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”) of €1,475,000 for the refurbishment of the asset (replacement of the sprinkler system, roads and entrance facilities, work to divide plant/building).

We applied a standard capital allowance of €2.00/sqm starting from 24 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 3/11/2021 and no High risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

TENURE	As from the information included within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the property is held freehold by Kryalos Società di gestione del risparmio S.p.a.

According to the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 31 October 2019 and updated October 2021the Industrial Asset is free from liens, encumbrances, burdens, easements, third party rights with the exception of:

• Easement in favour of the ENEL registered on 22/10/1975 under No. 14519/11583 pursuant to a deed executed on 25/05/1975 n. 76471

• Easement of powerline in favour of the ENEL registered on 1/11/1982 under no 22669/17429 pursuant to a deed executed on 07/07/1982 n. 37457

• A site development agreement executed on 22/06/1995 (Rep. 21006 Racc 3398) registered on 14/07/1995 under No 21658/15615;

• Mortgage registered on November 27, 2019 under No. 47720/8139

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have relied the detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 31 October 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

The building has been initially owner-occupied by Rossetto Group solely since it was built. Currently it is let to Nippon Express Italia S.p.A. and Cito Fresh Logistica Italia S.r.l.

Tenant Name:	Nippon Express Italia S.p.A.

Lease Length:	6+6 starting from 01/12/2020

Rent:	Headline rent €894,735

Rent Review:	100% ISTAT

Break Option:	Nippon Express Italia S.p.A. can exert B.O. on 31/11/2023 with 12-months prior notice only in the event that the tenant’s service agreement with a specific client is resolved.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

Incentives:	Nippon Express Italia S.p.A. lease agreement has the following Free Rent:

• 2.5 months from 01/12/2020 until 15/03/2021

• 2.5 months from 01/12/2023 until 15/05/2024

• 2 months from 01/12/2026 until 31/01/2027 in case B.O. is not exercised

Tenant Name:	Cito Fresh Logistics Italia S.r.l.

Lease Length:	6+6 starting from 01/05/2021

Rent:	Headline Rent of €397,149

Rent Review:	100% ISTAT

Break Option:	Cito Fresh Logistica Italia S.r.l. can exert B.O. on 30/04/2024 with 12- months prior notice for both parties.

Incentives:	Cito Fresh Logistica Italia S.r.l. lease agreement has the following Free Rent:

• 2 months from 1/05/2021.

• 2 months from 1/03/2023.

• 2 months from 1/03/2024.

If BO has not been exercised an additional of 2+2+2 months starting from March 2025, 2026 and 2027 respectively.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “THU_capex_3 0.09.2021_r”	On Valuation	€1,475,000
Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

TOTAL ON VALUATION			€1,475,000

The value of the solar panels has been reflected as a capital receipt, as summarised below, distorting the above total figure.

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€86,202
Insurance	Provided by the Borrower in the Excel file “THU_premi assicurativi_30. 09.2021”	On Valuation In perpetuity	€28,602
Property Management: 0.8% of Passing Rent	CBRE Estimate	On Valuation In perpetuity	€10,335
Lease Registration: 0.5% of Market Rent as per Italian Law	Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 31 October 2019 and updated October 2021	On Rent Renewal (from the information provided Rent Tax is borne by Tenant) In perpetuity	€6,372
Maintenance: €2.00 per sq m	CBRE Estimate	24 months post valuation date	€56,638

TOTAL ON VALUATION			€188,149

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €36 and €47 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Within the rental evidence table appended, we would highlight the comparable evidence in Oppeano as well as the recent lease agreement of the subject property as being of greatest relevance in terms of location and characteristics. Nevertheless, we understand that the contract with Cito Fresh includes a higher incentive (rent free) compared to the standard lease agreements.

	The lettings in Oppeano include two 6+6 letting transactions of two logistics companies Bracchi Group Transport (tender Coin) and BF Container Logistics SRL. In terms of location, though 34 km apart, both the Oppeano assets and the subject property are in a similar distance from the A4 motorway, so we would consider these comparables as very relevant to the subject property.

	Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:
	Unit	Unit	ERV (€) per S qm (annum)
	Warehouse+Office	EUR/sqm	45

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	Within the sales evidence table appended, we would highlight the Nogarole Rocca’s evidence as being of greatest relevance to the subject property in terms of location as being situated by some 10 km from the subject property, and typology (logistic warehouse). As a result, we would expect the subject property to reflect a similar capital value.

	For the valuation of this asset we adopted an Equivalent Yield of 4.50%, allowing for purchaser’s costs equating to 3.50%.

	We arrive at an Initial Yield of 5.23% and a Reversionary Yield of 4.87% - excluding the PV System.

	Our overall approach results in a blended capital rate per sq m of €761 (excluding the PV System) which is in line with our comparables.

	On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€21,560,000

	(Twenty-One Million Five Hundred Sixty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

The unrounded net market value is €21,561,708. The gross unrounded capital value is €23,791,368, 3,5% purchaser’s costs and €1,475,000 of capital expenditure.

PV / SOLAR PANEL SYSTEM	The subject Property is provided with a photovoltaic system with a power of 1,774.24 kWp on the roof. which came into operation in July 2011.

VALUATION METHOD

Considering the valuation purpose and the specific asset class, the most appropriate valuation methodology is the Income Method (or Method of the Discounted Cash Flow).

Income Method (or Method of the Discounted Cash Flows)

The Income Method (or Method of the Discounted Cash Flows) is based on the discounting back (for a variable period with reference to the analysed photovoltaic plant) of the future net income deriving from the property until the assumed decay of the plant.

The net cash flows generated by the asset during the analysed period (useful life) have been discounted at a rate which considers the risks deriving from the specific investment risk.

These revenues are different, so that it is possible to follow the signed agreements with the GSE, between operating Market Value and Residual value.

The base assumption is that no extraordinary maintenance aiming to increase the efficiency of the plant and consequently its useful life (generally assumed of 40 years) shall be carried out on the plant.

The operating Market Value of the asset considers the first twenty years of life of the plant; this duration equals the total duration of the national incentives defined by the different ‘Conto Energia’ published by the GSE since 2006. In the valuation, the cash flow considers the remaining period starting from the date of valuation until the end of the first twenty years.

The Residual Value represents the current value of the cash flows generated in the assumed last twenty years of the plant.

In detail, the considered elements are:

• gross annual income deriving from the current lease contracts

• indexation of the current rents

• management costs (property tax (IMU) -if applicable-, administration/ordinary maintenance, insurance, reserve for extraordinary maintenance, recording fee)

• agreements with the Manager of Energetic Services (Gestore dei Servizi Energetici - GSE), incentives or dedicated consignment

• price €/kWh of the electricity put into the grid

• discount rates.

In order to define an ordinary market value, in our valuation process we have considered potential revenues deriving from agreements, lease contracts and/or online sales agreements. We have not considered the amount

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

consumed directly by the current owner/tenant of the plant, as the levels of requested energy are relative to that specific subject. So, we assume the energy produced by the panels as entirely exchanged on the net.

VALUATION CONSIDERATIONS

The present valuation has been determined considering a photovoltaic system with the following characteristics:

• Grid connected photovoltaic system situated on the roof of a building for industrial use;

• Installed power: 1774.26 kW;

• Date of connection to the grid: 02 May 2011;

• GSE agreement: Secondo Conto Energia;

• Expiry of the agreement: 01 May 2031.

Annual production – produced energy [kWh]

We considered the annual production of the plant equal to 15.77.220 kWh, calculated as the average production of the last 4 years provided by the Client (2016-2017-2028-2019), to which we applied an annual decrease by -0,6%.

Schedule

The period of analysis for the subject asset is equal to 11 years, in line with the residual duration of the agreement with the GSE and the useful life of the plant.

Revenues

The current agreement with the GSE includes an incentive rate equal to:

- 0.388 €/kWh

The valuation analysis considers releasing the system from the user’s energy behaviour, assuming that the energy produced is fed entirely into the grid for an amount equal to 0.069 €/kWh.

Costs

The valuation considers a total management cost (considering general and ordinary management, provision for extraordinary maintenance) equal to some €50,924 for the first year.

Discount Rate

The discount rate considered for the present valuation is equal to 6,86%.

The discount rate used has been considered in line with the current market rates and with the reference market outlook. In detail, we have added to the rate for the risk-free activities a delta which considers the specific investment risk (segment risk)

Expected inflation

For the costs, we assume an annual trend inflation equal to 1,34% for the whole period considered.

The data relative to the inflation trend rate corresponds to the average of the last three months analysed. This data considers, for each analysed month, the mobile average at 10 years, which includes for the first 2 years, 2019-2020,

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

the historic data provided by ISTAT , while for the remaining 8 years, 2021- 2028, the relative outlook of the trend of consumption prices’ yield prepared by Oxford Economics . We have decided to consider an average of the last three months of the data in order to better identify the potential elements of volatility contingent but not structural in the mid/long period, while for the period of observation the data has been defined in line with the average schedule of a real estate investment by qualified operators.

We arrive at a value of €4,700,000, less acquisition costs. The combined total value of the Solar Panels and the Property equals €26,270,000.

TOTAL MARKET VALUE	MARKET VALUE

€21,560,000

(Twenty-One Million Five Hundred Sixty Thousand Euro)

SOLAR PANEL VALUE

€4,700,000

(Four Million Seven Hundred Thousand Euro)

TOTAL MARKET VALUE

€26,260,000

(Twenty-Six Million Two Hundred Sixty Thousand Euro)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 and 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for 9 and 12 months to find suitable tenants and 6-month rent free (or equivalent incentive) on a new 6 year leases.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.50%, resulting in a total value of €15,940,000 (excluding PV system value) equating to a capital rate of €563 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €18,900,000, including demolition costs and

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

fees, with an estimated blended construction rate of €589 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY
Veronella	Logistics	Q3 2019	14,300	STI Logistics	6+6	N.a.	40.0	572,000	Worse
Rivoli Veronese	Logistics	Q3 2019	9,500	Arcese	N.a.	N.a.	36.0	342,000	Worse
Oppeano	Logistics	Q1 2020	25,000	Bracchi Group Transport (tender Coin)	6+6	N.a.	46.0	1,150,000	Similar
Oppeano	Logistics	Q1 2020	7,841	BF Container Logistics SRL	6+6	N.a.	46.0	360,686	Similar
Mozzecane	Logistics	Q2 2021	8,300	Citofresh	6+6	N.a.	47.0	390,100	Subject Property

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE I

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Vigasio, VE	Q1 2020	23,600	8	—	16,000,000	5.91%	678	Worse
Vigasio, VE	Q2 2020	12,000	15	—	15,744,000	5.81%	1,312	Better
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—	52,500,000	5.20	1,559	Better (courier)
Nogarole Rocca, VE	Q4 2020	66,399		Est. 2.86 mil.	50,169,568	5.16%	756	Similar
Pluto (on Going)	Q2 2021	55,730	—	—	n.a.	<4.50%	n.a.	Better (prime location and higher income profile)

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_03 - Mozzecane 2 Bank Of America Europe DAC 01-Oct-2021

Mozzecane 2 - 27, Via I Maggio, Via I Maggio Mediana Dell’industria, Veneto, Verona, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	2,400,000
Market Value (per sm)	401
Net Initial Yield	-2.50%
Reversionary Yield	6.71%
Equivalent Yield	6.00%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	0
Adj. Gross Income (per sm)	0
Net Income (p.a.)	-62,221
Net Income (p.a.) (per sm)	-10
Gross Rental Value	239,480
Gross Rental Value (per sm)	40
Capital Expenditure	-23,948
Transaction Costs	3.51%
Over / Under Rented	—

KEY FACTS
Metric	Value
Total Area (sm)	5,987

WAULT to Expiry by Rent	—
WAULT to Expiry by ERV	—
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	FH
Current Voids (months)	9

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—
Vacant	n/a	5,987	n/a	239,480	n/a

Total	—	5,987	0	239,480	100.0%

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

MOZZECANE II

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 2,400,000 (Two Million Four Hundred Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

PROPERTY REPORT

MOZZECANE, VIA I MAGGIO 27

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	30/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good state of maintenance and repair	• Secondary location within the Verona logistics market

• Good manoeuvring area	• Non-income producing asset, as the asset is currently vacant

• Stand-alone building that is neither within a logistics park nor within an established industrial location

• Internal height (<8m) not in line with modern logistics standards

• Irregular-shaped warehouse with few loading bays

OPPORTUNITIES	THREATS
• The building is suitable for light industrial, even on a multi-tenant basis	• Uncertain take-up at lease expiry as the building is not fully in line with modern logistics standards.

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Mozzecane, a small town approximately 25 km south of Verona, in Northern Italy.

Mozzecane is a small municipality with a total population of approximately 7,700 inhabitants, where the overall unemployment rate is very low at 5.6% compared to the national average of 9.9% (Source: Virtual Market). The entire Province of Verona has a high level of economic and social development including a long- established industry, comprising of an almost all industry sector with a strong attitude for trading with other countries. As well as a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Mozzecane property market is comprised within the Veneto Corridor logistics market, which is a prime market for industrial and logistics in Italy.

More precisely, the property is located in Via 1 Maggio, approximately 1.3 km from the centre of Mozzecane, in an industrial area located just off the SS 62 which connects Verona to Mantova. The subject property is 4.5 km from the toll both of “Nogarole Rocca”, which provide access to the A22 motorway (“Autostrada del Brennero”).

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

As for public transportation, the nearest railway station is located in Mozzecane, approximately 750 m. away from the subject property, while the nearest bus stop (line 159) is located within 1 km.

The surroundings are mainly characterized by agricultural fields and partially by small size industrial/light industrial properties.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of an industrial warehouse for logistics use situated in the industrial area of Mozzecane in Via I Maggio no. 27, within the Province of Verona.

The building, built in 2001, has a private external fenced area entirely paved, pre-cast reinforced concrete frame structure, concrete panel walls, concrete slabs, micro-shed roof providing good natural light.

The subject property is entirely used for the storage of goods by means of high-rise shelves, with the exception of the office portion arranged over two levels and accessible through a metallic stairway. The spaces at the first floor is currently not used, while the ground floor is used as storage/break area. The load/unload activity is carried out through 5 loading bays and the large doors situated along all sides of the building, as the original design included separate units.

As from the information provided within the Technical Due Diligence prepared by EY and dated 12/11/2021 the potable water is supplied from the mains of the municipality public water provider. The supply is in low voltage (LV) with the meter installed in the metallic box placed on the boundary near the entrance.

Only the office area is heated/cooled by an air condensing heat pump and internal unit floor mounted (fan coils) in each room. The Sanitary hot water is done by one electrical kettle There are installed hydrant UNI 45 (interior and exterior) and Portable fire extinguishers (Powder and C02).

No lifts are installed in the building.

There are installed telephone and data network, intercom system, automatic sliding gate, access control system and CCTV.

In general the mechanical, electrical firefighting and special system installed were in sufficient maintenance condition with some component near the end of their life cycle.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

The building in general is in a good state of maintenance and repair Summary of known specification:

Characteristic	Result
Built / Renovation	2001
Height	6.20 to 6.80 metres (under beams)
No. of loading Doors	18
Loading Door Ratio (/1k sqm)	3.1
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	100%
Site Coverage Ratio	38%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30. 09. 2021”.

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we recognised a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse + Office	5,987
TOTAL	—	5,987
Site Area		15,141

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €41,670 (€6.96/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 3/11/2021 and no issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

TENURE	As from the information included within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the property is held freehold by Kryalos Società di gestione del risparmio S.p.a.

According to the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 31 October 2019 and updated October 2021 the Industrial Asset is free from liens, encumbrances, burdens, easements, third party rights with the exception of:

• a power-line easement (servitù di elettrodotto) in favor of Ente Nazionale per l’Energia Elettrica, registered on August 11, 1982 under No. 16990/13148;

•   a site development agreement executed on September 12, 1997, before Notary Public XXXXX (Rep. XXXXX Racc. XXXXX) and registered on September 1997, under No. 27742/19882 (the “I Maggio Site Development Agreement”);

•   an amendment to the I Maggio Site Development Agreement executed on January 22, 1999, before Notary Public XXXXX (Rep. XXXXX Racc. XXXXX) and registered on February 12, 1999, under No. 4341/3095 (the “I Maggio Site Development First Amendment”); and

•   an amendment to the I Maggio Site Development Agreement executed on June 2, 1999, before Notary Public XXXXX (Rep. XXXXX Racc. XXXXX) and registered on June 18, 1999, under No. 21155/13782 (the “I Maggio Site Development Second Amendment”).

• A mortgage has been registered on November 27, 2019 under No. 47720/8139

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	The building is currently vacant. We double checked information provided within the tenancy schedule provided and within the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021. We would consider 12 months of void and 6 months of rent free to secure a standard 6+6 lease contract.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	Provided by the Borrower in the Excel file “THU_capex_30.09.2021_r”	On lease start / renewal with void No Repeat	€23,948

	TOTAL ON VALUATION			€23,948

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€17,558
	Insurance:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€10,066
	Property Management: 0.8% of Passing Rent	CBRE Estimate	On Valuation In perpetuity	€1,916
	Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€1,197
	Maintenance: €6.96/sqm p.a.	EY Capex Plan	On Valuation	€41,670
	Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation End of Event	€2,994

	TOTAL ON VALUATION			€75,401

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates range between €36 and €47 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the rental evidence table appended, we would highlight the comparable evidence in Rivoli Veronese as of greatest relevance. Oppeano as well as the recent lease agreement of Massalengo I are relevant but they represent better characteristics (greater height).

Considering the subject Property’s conditions and characteristics, we have made the following rental assumptions:

Unit	Unit	Assumption
Warehouse	EUR/sqm	40

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the sales evidence table appended, we would highlight the Nogarole Rocca’s evidence as being of greatest relevance to the subject property in terms of location as being situated by some 10 km from the subject property. Nevertheless, we understand the comparable presents better characteristics and state of repair, therefore we would expect the subject property to reflect a lower capital value.

Our overall approach results in a blended capital rate per sq m of €401 which falls below the comparable. This is mostly due to the fact that the asset will not produce any income for at least for 12 months and to the lower building specifications.

For the valuation of this asset, we adopted an Equivalent Yield of 6.00%, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€2,400,000

(Two Million Four Hundred Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

The unrounded net market value is €2,404,747. The gross unrounded market value is €2,512,861 including 3.50% purchaser’s costs.

RE-LETTING PROSPECTS & MARKETABILITY	The building is currently vacant. We would consider 9 months of void and 6 months of rent free to secure a standard 6+6 lease contract.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €4,400,000, including demolition costs and fees, with an estimated blended construction rate of €631 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY
Veronella	Logistics	Q3 2019	14,300	STI Logistics	6+6	N.a.	40.0	572,000	Similar
Rivoli Veronese	Logistics	Q3 2019	9,500	Arcese	N.a.	N.a.	36.0	342,000	Similar
Oppeano	Logistics	Q1 2020	25,000	Bracchi Group Transport (tender Coin)	6+6	N.a.	46.0	1,150,000	Better
Oppeano	Logistics	Q1 2020	7,841	BF Container Logistics SRL	6+6	N.a.	46.0	360,686	Better
Mozzecane	Logistics	Q2 2021	8,300	Citofresh	N.a.	N.a.	47	390,100	Better

ON BEHALF OF: BAML

PROPERTY NAME: MOZZECANE II

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Vigasio, VE	Q1 2020	23,600	8	—	16,000,000	5.91%	678	Better
Vigasio, VE	Q2 2020	12,000	15	—	15,744,000	5.81%	1,312	Better
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—	52,500,000	5.20	1,559	Better, Courier
Nogarole Rocca, VE	Q4 2020	66,399		Est. 2.86 mil.	50,169,568	5.16%	756	Better
Pluto (on Going)	Q2 2021	55,730	—	—	n.a.	<4.50%	n.a.	Better (prime location and higher income profile)

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_14 - Settala Bank Of America Europe DAC 01-Oct-2021

Settala - Via Bellini, 32/34, Settala (MI), Settala, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,150,000
Market Value (per sm)	216
Net Initial Yield	-1.89%
Reversionary Yield	22.78%
Equivalent Yield	5.35%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	0
Adj. Gross Income (per sm)	0
Net Income (p.a.)	-61,463
Net Income (p.a.) (per sm)	-4
Gross Rental Value	853,854
Gross Rental Value (per sm)	58
Capital Expenditure	-9,201,271
Transaction Costs	3.50%
Over / Under Rented	—

KEY FACTS
Metric	Value
Total Area (sm)	14,601

WAULT to Expiry by Rent	—
WAULT to Expiry by ERV	—
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	FH
Current Voids (months)	9 to 17

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—
Vacant	n/a	14,601	n/a	853,854	n/a

Total	—	14,601	0	853,854	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_14 (2) - Settala (SPECIAL ASSUMPTION as if completed) Bank Of America Europe DAC 01-Oct-2021

Settala (as if completed) - Via Bellini, 32/34, Settala (MI), Settala, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	14,860,000
Market Value (per sm)	1,018
Net Initial Yield	-0.43%
Reversionary Yield	4.82%
Equivalent Yield	4.58%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	446,400
Adj. Gross Income (per sm)	31
Net Income (p.a.)	-66,652
Net Income (p.a.) (per sm)	-5
Gross Rental Value	853,854
Gross Rental Value (per sm)	58
Capital Expenditure	-45,892
Transaction Costs	3.50%
Over / Under Rented	3.35%

KEY FACTS
Metric	Value
Total Area (sm)	14,601

WAULT to Expiry by Rent	9.01
WAULT to Expiry by ERV	9.01
Percentage of Vacancy (Area)	50.70%
Percentage of Vacancy (ERV)	49.41%
Number of Tenants	1
Tenure	FH
Current Voids (months)	6

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Donati	9.01	7,199	446,400	431,940	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	7,402	n/a	421,914	n/a

Total	9.01	14,601	446,400	853,854	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_14 (2) - Settala (as if completed) Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

SETTALA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 3,150,000 (Three Million One Hundred Fifty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

PROPERTY REPORT

SETTALA, VIA BELLINI 32/34

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good visibility • Good accessibility due to proximity to SP14 and TEEM • Good parking provision • Good number of loading bays per sq m of warehouse space • Proximity to the Linate Airport and Milan	• 100% vacant • Poor general state of maintenance and repair • Internal height (<8m) not in line with modern Grade A logistics standards • Proximity to a residential area

OPPORTUNITIES	THREATS
• Potential for last mile logistics	• Project of a full refurbishment of the property is in place.

LOCATION & SITUATION

LOCATION	The subject property is located in Settala, a municipality with approximately 7,400 inhabitants. The subject property is located approximately 25 kilometres east of Milan.

The property is situated in Via Bellini no. 32/34 and benefits from an additional vehicle entrance on Via SP161, a secondary road leading to the Provincial Road 14 (SP14 or “della Rivoltana”), which allows an easy connection with Milan and the Linate Airport approx. 13 km from the subject property.

The subject property is located approximately 1 km from the centre of Settala and approximately 6 km from the “Liscate” motorway exit along the A58 (“TEEM – Tangeziale Est Esterna”). The A58 is the external ring road of Milan which connects two of the major Italians highways: A4 (Torino - Trieste) and A1 (Milano – Napoli).

The site extends approx. to 25,650 sq m. The surroundings are mainly characterized by small sized industrial/light industrial properties located to the north and residential buildings located to the east. A large logistics warehouse, currently occupied by DHL, is located along the SP161 road, to the south of the subject property, within 1 km.

Due to its proximity to Milan and the A58 motorway, the subject property’s location is considered within the Milan Core Market.

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of a complex, currently vacant, situated in the Settala Municipality.

The property has a covered surface of approx. 14,386 sq m.

The subject property is entirely fenced with a parking area to the southern boundary and an industrial warehouse located on the northern boundary. The SP 161 is located towards the western boundary and an agricultural field to the eastern boundary.

The building, constructed in 1999, has a rectangular shape and is divided into two units; the front of the building facing the SP161 road is partially occupied by offices which are spread over 2 floors, while the remaining part is used as warehouse with a clear height of 12 m. and 22 loading bays, constituted by 20 truck doors and 2 van doors.

The warehouse structure includes structure-bearing columns and beams in precast reinforced concrete elements, with columns running along the perimeter of the building and the centre of the building at regular intervals.

Concerning the technological equipment of the property we understand from the Technical Due Diligence Report prepared by EY dated 12/11/2021 that main MEP systems have been installed in 1996-97 and due to the abandoned and vandalized state of the asset, the systems result in very poor/non-functional conditions. Especially, the electrical system was badly damaged (most electrical cables starting from the electricity meter have been stolen/cut and Low Voltage electrical panels vandalized) and requires a complete refurbishment. As provided by the Borrower, we understand the CapEx budget of €9,100,000 is allocated for a total refurbishment of the property in 2021-2022 considering the poor state of repair. We have been advised by the Borrower that the refurbishment will be completed by H1-22.

Summary of known specification:

Characteristic	Result
Built / Renovation	Built: 1999

Renovated: 2021-2022
Eaves Height	12 metres
No. of loading Doors	22
Loading Door Ratio (/1k sqm)	1.5
Floor loading	N.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	96%
Site Coverage Ratio	n.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we recognised a slight discrepancy of less than 1%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	14,601
TOTAL	—	14,601
Site Area		N.a.

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”) of €9,100,000 for the refurbishment of the asset (infrastructures, demolitions, hard/soft costs, contingencies).

We applied a standard capital allowance of €2.00/sqm starting 24 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 27/10/2021 and no issues have been detected.

TENURE	As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A.

According to the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11/02/2019 and updated in October 2021 the asset is not object of mortgage or other limitations with exception of the following:

• the Settala Site Development Agreement (as defined below) recorded on March 15, 1996 under No. 22382/14696 and

• a mortgage recorded on November 20, 2019 under No. 144559/27911.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11 February 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

The asset is vacant and will be subject to a demolition and re-development. We understand there is a pre-agreement with Donati Group.

Tenant Name:	Donati Group

Lease Length:	9+6 starting from 01/07/2021

Rent:	€63,9/sqm p.a.

Rent Review:	N.a.

Break Option:	N.a.

Incentives:	16 months of rent free as incentive, for half of the property (ca 7,400 sqm): 8 months at the beginning of year 1 + 8 months at the beginning of year 2

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. We have been provided with a CapEx budget equal to €9,100,000 dedicated to demolishing and reconstruct the asset. Considering the type of intervention, we have assumed an additional 10% of Profit on Cost for the Developer.

	In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “THU_capex_30.09.2021_r”	On Valuation No Repeat	€9,100,000
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	€85,385
	Void Costs: €1 per sq m	CBRE Estimate	On All Voids End of Event	€15,885

	TOTAL ON VALUATION			€9,201,271

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€61,463
	Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€5,189
	Property Management: 0.8% of Passing Rent	CBRE Estimate	On Valuation In perpetuity	€6,946
	Lease Registration: 0.5% of Market Rent as per Italian Law	Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 31 October 2019 and updated October 2021	On Rent Renewal for Donati (from the information provided Rent Tax is borne by Tenant) In perpetuity	€4,270
	Maintenance: €2.00/sqm p.a.	CBRE Estimate	24 months post Valuation date	€29,202

	TOTAL ON VALUATION			€107,070

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €52 and €57 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Within the evidence table appended, we would highlight the two letting transactions in Settala as the most relevant in terms of location, and state of repair – assuming the refurbishment has been completed.

	The first letting, included a Grade A logistic warehouse of some 17,000 sqm let to Number 1 at €53/sqm p.a.; the second letting involved a Grade A last mile warehouse to ELPE for a short period (less than 2 years).

	Considering also the pre-let agreement in place, we believe that the subject property would achieve a higher rental rate and be aligned with the current prime rent of €57/sqm p.a.

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €10,200,000, including demolition costs and fees, with an estimated blended construction rate of €590 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Settala, MI	Logistics	Q2 2019	17,000	Number 1	—	—	901,000	53	Better
Truccazzano	Logistics	Q2 2020	35,000	ISS Palumbo	—	—	1,995,000	57.0	Better
Settala	Logistics	Q2 2020	4,200	Elpe	5y	—	231,000	55.0	Better
Vignate	Logistics	Q3 2020	9,000	Elpe	—	—	468,000	52.0	Better
Segrate, MI	Logistics	Q1 2021	3,150	San Marino Mail Italia	—	—	3,150	55.5	Better

ON BEHALF OF: BAML

PROPERTY NAME: SETTALA

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Cassina de Pecchi, MI	Q4 2019	80,000 land/ 26,000 GLA	n.a.	—	20,000,000	n.a.	250	Similar
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—	52,500,000	5.20%	1,559	Similar
Liscate, Single Asset	Q3 2020	46,500	4.5 y	n.a.	€110,000,000	< 5.20%	€763	Similar
Pluto (on Going)	Q2 2021	55,730	—	—	n.a.	<4.50%	n.a.	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_16_A - Borgo San Giovanni A Bank Of America Europe DAC 01-Oct-2021

Borgo San Giovanni A - Via Donatori di Sangue, 7 Borgo San Giovanni (LO), Borgo San

Giovanni, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,120,000
Market Value (per sm)	696
Net Initial Yield	3.54%
Reversionary Yield	4.48%
Equivalent Yield	4.20%
Gross Income (p.a.)	334,967
Gross Income (p.a.) (per sm)	38
*Adj. Gross Income	334,967
Adj. Gross Income (per sm)	38
Net Income (p.a.)	224,009
Net Income (p.a.) (per sm)	25
Gross Rental Value	395,685
Gross Rental Value (per sm)	45
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-15.35%

KEY FACTS
Metric	Value
Total Area (sm)	8,793

WAULT to Expiry by Rent	8.66
WAULT to Expiry by ERV	8.66
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Microdisegno	8.66	8,793	334,967	395,685	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	8.66	8,793	334,967	395,685	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_16_A - Borgo San Giovanni A Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

BORGO SAN GIOVANNI A

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 6,120,000 (Six Million One Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

PROPERTY REPORT

BORGO S. GIOVANNI (LO), VIA DONATORI DI SANGUE 7

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• 100% occupied asset	• High site coverage ratio (>50%)

• Excellent accessibility to/from the A1 motorway via the “Lodi” motorway exit	• Limited manoeuvring area • Lack of public transportation and amenities within the immediate surroundings
• Good internal height (>10m)

• Good no. of loading bays per sq m of warehouse space

• Good general state of maintenance and repair

• Good location within the Greater Milan Logistics Market

OPPORTUNITIES	THREATS
• Potential for last mile logistics	• Uncertain take-up if current tenant vacates at lease expiry
• Ongoing improvement in property market and strong demand for investments with good covenants

LOCATION & SITUATION

LOCATION	The subject property is located in Borgo S. Giovanni, a municipality consisting of 2,407 inhabitants, located to the south-west of Lodi, approximately 38 kilometres south-east of Milan.

More precisely, the property is in Via Donatori di Sangue, no. 7, within a kilometre range of the “Lodi” motorway exit of the A1 motorway. The A1 is the longest Italian motorway connecting Milan to Naples via Bologna, Florence and Rome, running for approximately 759.4 km and crossing the major motorways A21- A22 - A14 as well as the southern ring road of Milan (A50).

The immediate surroundings are mainly characterized by agricultural fields and partially by small size industrial/light industrial properties.

Accessibility via public transportation is considered poor, as there is no bus stop or railway station in Borgo S. Giovanni.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises a small-sized logistics building within the industrial area of Borgo San Giovanni, located within close proximity to the A1 motorway. The building was constructed in 2005 and has a pre-cast reinforced concrete frame structure, concrete panel walls, concrete slabs and a walkable deck roof, with translucent fiberglass panels providing natural light. At

The building has 15 loading bays along the main front. The property is fully fenced and is provided with vehicular gates. The site area is 14,636 sqm, while the covered area is 8,185 sqm.

The building has also an office portion with tiled flooring, masonry partitions, heating and air conditioning systems with fan coil units, ribbon windows along the main and lateral façades overlooking via Donatori di Sangue, with aluminium window frames and thermal break glasses.

From the information reported within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the potable water is supplied from the mains of the municipality by the water provider and that there is a common supply of the water with one meter for both warehouse, identified as “Lot 1 - Asset 8” + “Lot 2 - Asset 7”, which feed potable water and firefighting. The potable water is supplied to the toilets, changing rooms and technological circuits of the logistic complex. There is no pressure booster installed. The sanitary hot water production is granted through electric boilers.

The Electricity is supplied in Low Voltage (LV). The electricity meter is located in metallic box near the boundary fence.

In the warehouse area, there are installed ceiling mounted fluorescent tube lighting fixtures on busbars and in the office areas there are mainly installed fluorescent light fixtures and dark lights mounted in the false-ceiling. The emergency lights are equipped with buffering batteries. External lighting is granted through metal-halide projectors mounted on the façade and lighting poles installed along the perimeter of the logistic complex.

No heating or cooling systems are provided for the warehouse. The heating for the office area is supplied through the fan coils units, electric wall-mounted convector and radiators installed in toilets and changing room.

The logistic complex is protected against fire damage by: Sprinkler system (warehouse area); EFC Smoke an heat evacuators; fire hydrant and reels; fire hydrants UNI 70 and Fire Brigade connection; portable fire extinguishers; smoke detector and alarm system; manual push buttons; fire doors and safety signage

The sprinklers and hydrant system are supplied by the COMMON fire-fighting station (for the warehouses identified as A: “Lot 1 - Asset 8” + B: “Lot 2 - Asset 7”) connected to N.1 external water storage tank (460 m3).

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

Summary of known specification:

Characteristic	Result
Built / Renovation	2005
Eaves Height	10.7 metres
No. of loading Doors	15
Loading Door Ratio (/1k sqm)	1.7
Floor loading	N.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	91%
Site Coverage Ratio	56%

ACCOMMODATION	We have not measured the properties, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR/ UNIT	USE	GLA (SQ M)
BSG A - GF	Warehouse	8,021
BSG A - 1	Office	772
TOTAL	—	8,793
Site Area		14,636

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €64,804 (€7.37/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5/11/2021 and no high risk issues have been detected

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

TENURE	As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A. pursuant to the deed of sale signed with the Company “Immobiliare Luce S.r.l.” (Seller), dated 29/07/2019, rep 68987.

According to the Preliminary Due Diligence Memorandum prepared by Shearman&Sterling dated 11/02/2019 and updated in October 2021 the asset is free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records, with the exception of:

• a pipeline easement (servitù di oleodotto) recorded on June 9, 2004 under No. 11332/6519,

• two instant occupation of a plot of land (occupazione immediata di fondi) registered on April 23, 2001 under No. 6673/3862 and 6685/3874,

• a mortgage recorded on November 20, 2019 under No. 19078/3489,

• an assignment by way of security of rents recorded on November 20, 2019 under No. 19079/12208

•  preliminary sale and purchase agreement relating to the Borgo San Giovanni Asset executed before Notary Public XXXXX (Rep. XXXXX, Racc. XXXXX) on August 14, 2017, registered on August 16, 2017, under No. 14961/9366, (the “Borgo San Giovanni Preliminary”); and

•  site development agreement executed before the Notary (Rep. XXXXX Racc. XXXXX) on October 22, 1999, registered on November 11, 1999 under No. 16196/10371 (the “Borgo San Giovanni Site Development Agreement”), better described in Section VI.C below.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11 February 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

Tenant Name:	Microdisegno S.r.l.,

Lease Length:	6+6 starting from 28/05/2018

the Landlord and the Tenant executed an amendment agreement on June 4 2021 pursuant to which the Tenant waived its right to terminate the Microdisegno Lease Agreement upon expiration of the first 6-year term.

Rent:	€334,967 p.a.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

Rent Review:	75% ISTAT

Break Option:	None

Incentives:	None

MARKET COMMENTARY
OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. As to the Market Value, the explanation is included in the valuation methodology. With regard to the VPV, we have considered the good location of the property within the Milan Logistics market, the good building specifications and location within an industrial/logistics area.

In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void	Not activated

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€36,198
	Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€5,601
	Property Management: 0.8% on Rental Revenues	CBRE Estimate	On Valuation In perpetuity	€2,680
	Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€1,675
	Maintenance: €7.37 per sq m	EY Capex Plan	On Valuation	€64,804

	TOTAL: ON VALUATION			€110,958

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject properties are located. The rental rates of the most relevant comparable evidence range between €40 and €56 per sq m per annum, depending on tenant’s covenants, location, building specifications and age.

	Within the evidence table appended, we would highlight the comparable evidences nos. 3 and 5 in Carpiano and Tavazzano as being of greatest relevance in terms of location, being in proximity to the A1 motorway and within a 10 km range from the subject property. We also considered the recent letting of the neighbouring property in Borgo San Giovanni (B) to the same tenant.

	The Carpiano’s rental evidence regarded the letting of a standard warehouse facility with office provision for Cab-Log, an Italian 3PL provider, while the Tavazzano’s rental transaction concerned the letting of a Grade A logistics facility, within a quite recently-built logistics area to the west of Tavazzano.

	The comparable evidence in Carpiano benefits from better building specifications (regular-shaped layout, a wide external and manoeuvring area providing a lower site coverage ratio). Further, as the Carpiano transaction occurred in 2019, with we deem that if the deal were to be closed today, it would have achieved a higher ERV due to the positive trend of the market over the last two years.

	As to the Tavazzano letting, we believe that the subject Property could not achieve the rental rate of the comparable evidence, as the warehouse is temperature-controlled. We also note that 8-month of rent free are granted to the tenant.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Main use	Unit	Assumption
Office	EUR/ sqm	45
Warehouse	EUR/ sqm	45

From the TS received we understand that the tenant waived the BO in 2024. Further, as the asset in under-rented, we assume the tenant will stay until the lease expiry in 2030.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the nos. 2, 5 and 7 comparable evidences as being of greatest relevance to the subject property mostly in terms of location, asset quality and tenancy.

The no. 2 comparable transaction in Borgo San Giovanni regarded two BTS warehouses for DHL, which signed a 15+6 year contract. The deal was secured in 2020 by PGIM, but the transaction occurred upon completion of the buildings. A 3rd building is under construction. If the assets were to be transacted today, we deem they would have achieved a capital rate above €850/sq m.

The Eurocomps portfolio regarded the acquisition by Kryalos of two standard logistics warehouses in Siziano and Tavazzano on behalf of the Thunder 2 fund for a NIY of 5.2% (net/net). We would expect the comparable properties to transact at a stronger yield considering the market movement since Q1 (- 40bps).

The no.7 comparable evidence in Marzano regards a new small-sized warehouse let to Geodis (for Akzo Nobel) under a standard 6+6y lease term. The superior specifications and recent construction of the building are offset by the inferior location of the comparable evidence. Further, if the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q2 2020 (120 bps).

For the valuation, we adopted and Equivalent Yield of 4.2% allowing for purchaser’s costs equating to 3.50%. Our overall approach results in a blended net initial yield of 3.54%, equating to a capital rate per sq m of €696 which falls within a reasonable range of the most comparable evidence.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€6,120,000

(Six Million One Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

The unrounded net capital value is €6,118,700. The gross unrounded capital value is €6,332,855 including 214,155 EUR purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.20%, resulting in a total value of €4,870,000 equating to a capital rate of €554 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €6,200,000, including demolition costs and fees, with an estimated blended construction rate of €588 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
1	Brembio	Logistics	Q3 2019	25,000	Bn Document Logistics Srl	6+6	1.5y	€1m	€40.0	Slightly inferior (similar but larger property and inferior location)
2	Villanterio	Logistics	Q3 2019	10,000	Logistica 93	—	N.a.	€560,000	€56.0	Superior (BTS property, better tenancy and similar location)
3	Carpiano	Logistics	Q4 2019	12,000	Cab-Log	—	N.a.	540,000	€45.0	Slightly superior (slightly superior property and location)
4	Codogno	Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	€1.1m	€43.0	Similar (similar but larger property, similar tenancy and slightly inferior location)
5	Tavazzano con Villavesco	Logistics	Q1 2021	14,500	Stef	6	3y	€768,500	€53.0	Superior (superior property as it is a t-controlled whs, similar location)
6	Borgo San Giovanni	Logistics	Q2 2021	4,242	Microdisegno	6+6	6y	€199,400	€47.0	Similar (similar property, similar location, same tenant with 14m Rent Free)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI A

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€120 m	N.a.	€900/sqm ca.	Similar 3 comparable assets within the portfolio
2	PGIM Portfolio (DHL Borgo San Giovanni)	Q2 2021	41,000	15y	N.a.	€30 m	5.00%	€750/sqm ca.	Superior (Same location superior building specs and tenancy)
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.	€156 m	5.30% (Stabilised)	€768/sqm	Similar Two comparable assets within the portfolio
4	Binasco (MI)	Q1 2021	Ca. 30,000	6y	N.a.	Conf.	<5.60%	Ca. €800/sqm	Similar
5	Eurocomps Portfolio (LO, PV)	Q1 2021	24,200	N.a.	N.a.	€21.4 m	5.20%	€885/sqm	Similar (2 assets in the Milan Core market)
6	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.	€14.2 m	N.a.	€430/sqm	Inferior One comparable asset within the portfolio
7	Marzano (PV)	Q2 2020	9,575	6y	N.a.	€6,1m	6.90%	€640/sqm	Similar Slightly inferior location, similar specs and tenancy

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_16_B - Borgo San Giovanni B Bank Of America Europe DAC 01-Oct-2021

Borgo San Giovanni B - Via Donatori di Sangue, 2, Borgo San Giovanni (LO), Borgo San Giovanni, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	2,960,000
Market Value (per sm)	698
Net Initial Yield	-1.85%
Reversionary Yield	4.31%
Equivalent Yield	4.20%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	199,374
Adj. Gross Income (per sm)	47
Net Income (p.a.)	-56,556
Net Income (p.a.) (per sm)	-13
Gross Rental Value	190,890
Gross Rental Value (per sm)	45
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	4.44%

KEY FACTS
Metric	Value
Total Area (sm)	4,242

WAULT to Expiry by Rent	11.65
WAULT to Expiry by ERV	11.65
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Microdisegno S.r.l.	11.65	4,242	199,374	190,890	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.65	4,242	199,374	190,890	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_16_B - Borgo San Giovanni B Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

BORGO SAN GIOVANNI B

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 2,960,000 (Two Million Nine Hundred Sixty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

PROPERTY REPORT

BORGO S. GIOVANNI (LO), VIA DONATORI DI SANGUE 2

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   100% occupied asset

•   Excellent accessibility to/from the A1 motorway via the “Lodi” motorway exit

•   Good internal height (>10m)

•   Good no. of loading bays per sq m of warehouse space

•   Good general state of maintenance and repair

•   Good location within the Greater Milan Logistics Market

•   Slightly high site coverage ratio (>50%)

•   Irregular-shaped and very small building, not generally suitable for standard 3PL provider

•   Lack of public transportation and amenities within the immediate surroundings

OPPORTUNITIES	THREATS
• Potential for last mile logistics • Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION	The subject property is located in Borgo S. Giovanni, a municipality consisting of 2,407 inhabitants, located to the south-west of Lodi, approximately 38 kilometres south-east of Milan.

More precisely, the property is in Via Donatori di Sangue, no. 2, within a kilometre range of the “Lodi” motorway exit of the A1 motorway. The A1 is the longest Italian motorway connecting Milan to Naples via Bologna, Florence and Rome, running for approximately 759.4 km and crossing the major motorways A21- A22 - A14 as well as the southern ring road of Milan (A50).

The immediate surroundings are mainly characterized by agricultural fields and partially by small size industrial/light industrial properties.

Accessibility via public transportation is considered poor, as there is no bus stop or railway station in Borgo S. Giovanni.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises a very small-sized logistics building within the industrial area of Borgo San Giovanni, within close proximity to the A1 motorway. The building, constructed in 2006, has a pre-cast reinforced concrete frame structure, concrete panel walls, concrete slabs and a walkable deck roof, with translucent fiberglass panels providing natural light. At the same time, fluorescent tube lights provide additional artificial light within the warehouse spaces. The building is provided with a sprinkler system, EFC smoke and heat detectors, evacuators and alarm systems.

At the time of the inspection the building was still empty, as the new tenant was waiting for the rack-shelves to be installed. The warehouse has 6 loading bays on the southern side and 3 additional vehicle entrances. The property is fully fenced and is provided with vehicular gates.

The building comprises an office portion with tiled flooring, masonry partitions, heating and air conditioning systems with fan coil units, ribbon windows along the main and lateral façades overlooking via Donatori di Sangue, with aluminium window frames and thermal break glasses.

The site area is 7,600 sqm, while the covered area is 3,891.

From the information reported within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand the potable water is supplied from the mains of the municipality by the water provider and that there is a common supply of the water with one meter for both warehouse, identified as A : “Lot 1 - Asset 8” + B: “Lot 2 - Asset 7”) which feed potable water and firefighting. The potable water is supplied to the toilets, changing rooms and technological circuits of the logistic complex. There is no pressure booster installed. The sanitary hot water production is granted through electric boilers.

The Electricity is supplied in Low Voltage (LV). The electricity meter is in a metallic box near the boundary fence.

In the warehouse area, there are installed ceiling mounted fluorescent tube lighting fixtures on busbars and in the office areas there are mainly installed fluorescent light fixtures and dark mounted in the false-ceiling. The emergency lights are equipped with buffering batteries. External lighting is granted through metal-halide projectors mounted on the façade and lighting poles installed along the perimeter of the logistic complex.

No heating or cooling systems are provided for the warehouse. The heating and cooling for the office area is supplied through the fan coils units and radiators installed in toilets and changing room.

The logistic complex is protected against fire damage by: sprinkler system (warehouse area); EFC Smoke an heat evacuators; fire hydrant UNI 45 and reels UNI 25; fire hydrants UNI 70 and Fire Brigade connection; portable fire extinguishers; alarm system; manual push buttons; fire doors and safety signage

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

	The sprinklers and hydrant system are supplied by the common fire-fighting station (for the warehouses identified as A: “Lot 1 - Asset 8” + B: “Lot 2 - Asset 7”) connected to N.1 external water storage tank (460 m3).

	In general the mechanical, electrical, firefighting and special system installed were in sufficient maintenance condition.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	2006
	Eaves Height	10.65 metres
	No. of loading Doors	6
	Loading Door Ratio (/1k sqm)	1.4
	Floor loading	N.a.
	Cross-Dock	Front Loading
	Warehouse (% of GLA)	88%
	Site Coverage Ratio	51%

ACCOMMODATION	We have not measured the properties, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
BSG B - GF	Warehouse	3,720
BSG B - 1	Office	522
TOTAL	—	4,242
Site Area		7,600

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €35,718 (€8.42/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5/11/2021 and no high risk issues have been detected

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

TENURE	As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A. pursuant to the deed of sale signed with the Company “Immobiliare Luce S.r.l.” (Seller), dated 29/07/2019, rep 68987.

According to the Preliminary Due Diligence Memorandum prepared by Shearman&Sterling dated 11/02/2019 and updated in October 2021 the asset is free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records, with the exception of:

• a pipeline easement (servitù di oleodotto) recorded on June 9, 2004 under No. 11332/6519,

• two instant occupation of a plot of land (occupazione immediata di fondi) registered on April 23, 2001 under No. 6673/3862 and 6685/3874,

• a mortgage recorded on November 20, 2019 under No. 19078/3489,

• an assignment by way of security of rents recorded on November 20, 2019 under No. 19079/12208

•   preliminary sale and purchase agreement relating to the Borgo San Giovanni Asset executed before Notary Public XXXXX (Rep. XXXXX, Racc. XXXXX) on August 14, 2017, registered on August 16, 2017, under No. 14961/9366, (the “Borgo San Giovanni Preliminary”); and site development agreement executed before the Notary (Rep. XXXXX Racc. XXXXX) on October 22, 1999, registered on November 11, 1999 under No. 16196/10371 (the “Borgo San Giovanni Site Development Agreement”), better described in Section VI.C below.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11 February 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Microdisegno S.r.l., an Italian company which offers document storage services (filing, storage and management).

Lease Length:	12+6 starting from 25/05/2021

Rent:	The current gross passing rent is €0, due to the rent free in place, while the headline rent is €199,374

Rent Review:	100% ISTAT

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

Break Option:

The tenant has a break option with 12 months of notice at the end of the first lease term (24/05/2027) with a 8-months of rent in case the BO is exercised.

Should the BO be exercised, and the penalty paid to the landlord, the effective rent on a 6y term is equal to €43/sqm pa, which is in line with our opinion of ERV.

Incentives:	14 months of rent free from the starting date

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. The standard market assumptions for maintenance costs on logistics properties are generally comprised within a range of €1.00-€4.00 per sq m, mainly depending on the age, level of specifications/systems and state of repair of the building. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€0

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€18,136
Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30. 09.2021”	On Valuation In perpetuity	€2,702
Property Management: 0.8% on Rental Revenues	CBRE Estimate	On Valuation In perpetuity	€1,595
Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€997
Maintenance: €8.42 per sq m	EY Capex Plan	On Valuation	€35,718

TOTAL: ON VALUATION			€59,148

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject properties are located. The rental rates of the most relevant comparable evidence range between €40 and €56 per sq m per annum, depending on tenant’s covenants, location, building specifications and age.

Within the evidence table appended, we would highlight the comparable evidences nos. 3 and 5 in Carpiano and Tavazzano as being of greatest relevance in terms of location, being in proximity to the A1 motorway and within a 10 km range from the subject property. We also considered the recent letting of the subject Property itself.

The Carpiano’s rental evidence regarded the letting of a standard warehouse facility with office provision for Cab-Log, an Italian 3PL provider, while the Tavazzano’s rental transaction concerned the letting of a Grade A logistics facility, within a quite recently-built logistics area to the west of Tavazzano.

The comparable evidence in Carpiano benefits from better building specifications (regular-shaped layout, a wide external and manoeuvring area providing a lower site coverage ratio). Further, as the Carpiano transaction occurred in 2019, with we deem that if the deal were to be closed today, it would have achieved a higher ERV due to the positive trend of the market over the last two years.

As to the Tavazzano letting, we believe that the subject Property could not achieve the rental rate of the comparable evidence, as the warehouse is temperature-controlled. We also note that 8-month of rent free are granted to the tenant.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Main use	Unit	Assumption
Office	EUR/sqm	45
Warehouse	EUR/sqm	45

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the nos. 2, 5 and 7 comparable evidences as being of greatest relevance to the subject property mostly in terms of location, asset quality and tenancy.

The no. 2 comparable transaction in Borgo San Giovanni regarded two BTS warehouses for DHL, which signed a 15+6 year contract. The deal was secured in 2020 by PGIM, but the transaction occurred upon completion of the buildings. A 3rd building is under construction. If the assets were to be transacted today, we deem they would have achieved a capital rate above €850/sq m.

The Eurocomps portfolio regarded the acquisition by Kryalos of two standard logistics warehouses in Siziano and Tavazzano on behalf of the Thunder 2 fund for a NIY of 5.2% (net/net). We would expect the comparable properties to transact at a stronger yield considering the market movement since Q1 (- 40bps).

The no.7 comparable evidence in Marzano regards a new small-sized warehouse let to Geodis (for Akzo Nobel) under a standard 6+6y lease term. The superior specifications and recent construction of the building are offset by the inferior location of the comparable evidence. Further, if the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q2 2020 (70 bps).

For the valuation, we adopted and Equivalent Yield of 4.2% allowing for purchaser’s costs equating to 3.50%. Given the rent free and over-rented status, we targeted a reversionary yield equal to 4.31%. Our overall approach results in a blended capital rate per sq m of €698 which is in line with our comparables.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€2,960,000

(Two Million Nine Hundred Sixty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

The unrounded net capital value is €2,957,130. The gross unrounded capital value is €3,060,630 including 103,500 EUR purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.20%, resulting in a total value of €2,250,000 equating to a capital rate of €530 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €3,100,000, including demolition costs and fees, with an estimated blended construction rate of €593 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
1	Brembio	Logistics	Q3 2019	25,000	Bn Document Logistics Srl	6+6	1.5y	€1m	€40.0	Slightly inferior (similar but larger property and inferior location)
2	Villanterio	Logistics	Q3 2019	10,000	Logistica 93	—	N.a.	€560,000	€56.0	Superior (BTS property, better tenancy and similar location)
3	Carpiano	Logistics	Q4 2019	12,000	Cab-Log	—	N.a.	540,000	€45.0	Slightly superior (slightly superior property and location)
4	Codogno	Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	€1.1m	€43.0	Similar (similar but larger property, similar tenancy and slightly inferior location)
5	Tavazzano con Villavesco	Logistics	Q1 2021	14,500	Stef	6	3y	€768,500	€53.0	Superior (superior property as it is a t-controlled whs, similar location)
6	Borgo San Giovanni	Logistics	Q2 2021	4,242	Microdisegno	6+6	6y	€199,400	€47.0	Similar (similar property, similar location, same tenant with 14m Rent Free)

ON BEHALF OF: BAML

PROPERTY NAME: BORGO SAN GIOVANNI B

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€120 m	N.a.	€900/sqm ca.	Similar 3 comparable assets within the portfolio
2	PGIM Portfolio (DHL Borgo San Giovanni)	Q2 2021	41,000	15y	N.a.	€30 m	5.00%	€750/sqm ca.	Superior (Same location superior building specs and tenancy)
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.	€156 m	5.30% (Stabilised)	€768/sqm	Similar Two comparable assets within the portfolio
4	Binasco (MI)	Q1 2021	Ca. 30,000	6y	N.a.	Conf.	<5.60%	Ca. €800/sqm	Similar
5	Eurocomps Portfolio (LO, PV)	Q1 2021	24,200	N.a.	N.a.	€21.4 m	5.20%	€885/sqm	Similar (2 assets in the Milan Core market)
6	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.	€14.2 m	N.a.	€430/sqm	Inferior One comparable asset within the portfolio
7	Marzano (PV)	Q2 2020	9,575	6y	N.a.	€6,1m	6.90%	€640/sqm	Similar Slightly inferior location, similar specs and tenancy

PROPERTY ID:	THUNDER_17 - Codogno
ON BEHALF OF:	Bank Of America Europe DAC
VALUATION DATE:	01-Oct-2021

Codogno - Via Palmiro Togliatti, Codogno (LO), Codogno, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	21,130,000
Market Value (per sm)	832
Net Initial Yield	4.04%
Reversionary Yield	4.08%
Equivalent Yield	4.00%
Gross Income (p.a.)	1,104,240
Gross Income (p.a.) (per sm)	43
*Adj. Gross Income	1,104,240
Adj. Gross Income (per sm)	43
Net Income (p.a.)	883,923
Net Income (p.a.) (per sm)	35
Gross Rental Value	1,117,556
Gross Rental Value (per sm)	44
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-1.19%

KEY FACTS
Metric	Value
Total Area (sm)	25,399

WAULT to Expiry by Rent	11.51
WAULT to Expiry by ERV	11.51
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Number 1 Logistics Group S.p.A.	11.51	25,399	1,104,240	1,117,556	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.51	25,399	1,104,240	1,117,556	100.0%

PROPERTY ID:	THUNDER_17 - Codogno
ON BEHALF OF:	Bank Of America Europe DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

CODOGNO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 21,130,000 (Twenty-One Million One Hundred Thirty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

PROPERTY REPORT

CODOGNO (LO), VIA PALMIRO TOGLIATTI

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	29/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•  Good accessibility to the A1 motorway via the SS9 State road

•  Excellent visibility from the SS9 State road

•  Good no. of loading bays per sq m of warehouse space

•  Long WAULT

•  Good internal height (>10m)

•  Good location within the Milan Greater Logistics market

• The property is situated within a light industrial context, with very few logistic players in the near proximity.

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Income profile from a single tenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Codogno, a municipality with approximately 15,962 inhabitants to the south of Lodi. The subject property is located approximately 70 kilometres south-east of Milan and 15 kilometres north of Piacenza.

More precisely, the property is in Via Palmiro Togliatti, approximately 3.0 km from the centre of Codogno, 18 km from the “Ospedaletto Lodigiano” and 7 km from the “Guardamiglio” motorway exits of the A1 motorway (“Autostrada del Sole”). The A1 is the longest Italian motorway connecting Milan to Naples via Bologna, Florence and Rome running for 759.4 km and crossing the major motorways A21- A22 - A14 as well as the southern ring road of Milan (A50).

The surroundings are mainly characterized by agricultural fields and partially by small sized industrial/light industrial properties.

Due to proximity to the A1 motorway, the area in which lies the subject property is deemed to be a good location within the Greater Milan Logistics Market.

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of an industrial warehouse for logistics use situated in the industrial area of Codogno, in via Palmiro Togliatti, in the province of Lodi.

The building has a pre-cast reinforced concrete frame structure, concrete panel walls, concrete slabs and a non-walkable deck roof, with translucent fiberglass panels providing good natural light. The lighting system includes fluorescent bulb lights. The building is also provided with an office unit to the south side of the building. The Office space is spread over 3 above ground floors plus a basement floor used for storage only. The office space features tiled flooring, masonry partitions, heating and air conditioning system with fan coil units, ribbon windows along the main façade with aluminium window frames and thermal break glasses. The property is fully fenced and is accessible through a vehicular gate in Via Palmiro Togliatti. The 28 loading bays are equally spread on the two longer sides of the building.

From the information provided within the Technical Due Diligence Report prepared by EY dated 12 November 2021 we understand that the potable water is supplied by the municipality water provider. Natural gas is supplied to, however, following the decommissioning of the thermal power plant, the methane gas adduction system does not supply any plant and/or activity functional to the building.

The Electricity is supplied in Medium Voltage (MV) at 15 kV to the receiving panel installed in the electrical cabin located on the south of the logistic complex with access from the public road. The electricity meter is located in the same cabin in a different room.

In the warehouse area, there are installed ceiling mounted fluorescent lighting fixtures and in the office areas there are mainly installed fluorescent tube light fixtures and dark lights mounted in the false-ceiling. The emergency lights are equipped with buffering batteries. External lighting is granted through metal- halide projectors mounted on the façade and lighting poles installed along the perimeter.

The air conditioning of the offices is guaranteed by a Daikin VRV system. The production of domestic hot water is guaranteed by two Daikin heat pumps.

The logistic complex is protected against fire damage by: Fire hydrant; Fire brigade connection; sprinkler system for the warehouse; portable fire extinguishers; smoke detectors and alarm center (warehouse); manual push buttons; fire doors and safety signage

There is installed no.1 elevator for the offices.

In general the mechanical, electrical, firefighting and special system installed were in fair maintenance condition.

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	Built: 2012

		Refurbished: 2020
	Eaves Height	12 - 14 metres
	No. of loading Doors	28
	Loading Door Ratio (/1k sqm)	1.1
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	93%
	Site Coverage Ratio	49%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

	We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	23,731
B1, GF/1/2	Office	1,668
TOTAL	—	25,399
Site Area		49,200

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

DUE DILIGENCE
STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €83,055 (€3.27/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 3/11/2021 and no high risk issues have been detected

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

TENURE	As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A. pursuant to the deed of sale rep. 68988/13983 dated 29/07/2019 between EDIL IMMOBILIARE S.R.L. and KRYALOS SOCIETA’ DI GESTIONE DEL RISPARMIO PER AZIONI.

According to the Preliminary Due Diligence Memorandum prepared by Shearman&Sterling dated 11/02/2019 and updated in October 2021 and the TDD prepared by EY the Codogno Asset is free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records (registri immobiliari), with the exception of:

• mortgage recorded on November 20,2019 under No 19078/3489

•   site development agreement executed before Notary Public XXXXX (Rep. XXXXX, Racc. XXXXX) on February 8, 2002, registered on February 14, 2002 under No. 2695/1678 (the “Codogno Site Development Agreement”)

• easement deed n. 163364/25962 dated 24/12/2000 related the electrical piping passage; the deed is between Edil Immobiliare Srl and Enel distribuzione SpA.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11 February 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Number 1 Logistics Group S.p.A.

Lease Length:	6+6 starting from 01/04/2021

Rent:	€ 1,104,240 p.a.

Rent Review:	100% ISTAT

Break Option:	No Break Option until end of 1st term (31/03/2030) with 12 months prior notice.

Incentives:	Tenant Incentives includes 8 months of free rent as follow:

• 4 months from 01/04/2021 until 31/07/2021

• 4 months from 01/04/2022 until 31/07/2022

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

MARKET COMMENTARY
OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€110,578
	Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€17,850

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

	Property Management: 0.8% of Passing Rent	CBRE Estimate	On Valuation In perpetuity	€8,834
	Maintenance: €3.27 per sq m	EY Capex Plan	On Valuation	€83,055
	Rental tax: 0.5% of Rental Revenue as for Italian Law	Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 11 February 2019 and updated October 2021	On Rent Renewal (from the information provided Rent Tax is borne by Tenant) In perpetuity	€5,588

	TOTAL ON VALUATION			€225,905

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €41 and €52 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Within the evidence table appended, we would highlight the two letting transactions in Borgo San Giovanni and Massalengo, as well as the recent letting agreement of the subject property.

	The two letting transactions in Borgo San Giovanni and Massalengo include long term lease agreements, therefore we would expect the subject property to reach a higher ERV if let on a regular 6+6 lease agreement.

	Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Main use	Unit	Assumption
Office	EUR/ sqm	44
Warehouse	EUR/ sqm	44

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Massalengo of a warehouse in Q4 2020 reflecting a net yield lower than 5.40%. We note that at the time prime was standing at 5.00% while currently, prime yield stands at 4.50%. We understand the property was fully let when

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

transacted to a logistic operator. Considering the very good state of repair, long WAULT and strong performance of the logistic sector, we would expect the subject property to reflect a higher capital value, above €700/sqm.

For the valuation of this asset, we adopted and Equivalent Yield of 4.00% which indicates a capital rate per sq m of €832, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€21,130,000

(Twenty One Million One Hundred Thirty Thousand Euro)

The unrounded net market value is €21,131,081. The gross unrounded market value is €21,870,669 including 3.5% purchaser’s costs.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.00%, resulting in a total value of €16,080,000 equating to a capital rate of €633 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €17,900,000, including demolition costs and fees, with an estimated blended construction rate of €602 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Massalengo	Logistics	Q3 2020	55,000	AF Logistics	9	N.a.	42-43	2,310,000	Similar
Borgo San Giovanni	Logistics	Q4 2020	61,500	DHL	9	N.a.	41 (standard whs portion)	2,521,500	Similar
Codogno	Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	43	1,104,240	Subject Property
Tavazzano con villavesco	Logistics	Q1 2021	14,500	Stef	6	N.a.	53	768,500	Superior
Massalengo	Logistics	Q2 2021	20,000	Geodis	6+6	N.a.	52	1,040,000	Superior

ON BEHALF OF: BAML

PROPERTY NAME: CODOGNO

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Casaletto Lodigiano	Logistics	Q4 2019	16,425	N.a.	N.a.	12.5 (mio)	5.40%	760	Lower
Massalengo	Logistics	Q4 2019	13,000	N.a.	N.a.	8.1 (mio)	6.80%	622	Lower
Massalengo	Logistics	Q4 2020	55,000	N.a.	N.a.	38 (mio)	<5.30%	691	Lower
Lodi	Logistics	Q2 2021	40,000	N.a.	N.a.	30 (mio)	5.00%	750	Lower

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_28 - Santa Palomba 2 Bank Of America Europe DAC 01-Oct-2021

Santa Palomba 2 - Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	21,390,000
Market Value (per sm)	726
Net Initial Yield	4.25%
Reversionary Yield	4.96%
Equivalent Yield	4.80%
Gross Income (p.a.)	1,388,197
Gross Income (p.a.) (per sm)	47
*Adj. Gross Income	1,388,197
Adj. Gross Income (per sm)	47
Net Income (p.a.)	940,950
Net Income (p.a.) (per sm)	32
Gross Rental Value	1,546,450
Gross Rental Value (per sm)	52
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-10.23%

KEY FACTS
Metric	Value
Total Area (sm)	29,466

WAULT to Expiry by Rent	3.58
WAULT to Expiry by ERV	3.58
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Ceva	3.58	29,466	1,388,197	1,546,450	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	3.58	29,466	1,388,197	1,546,450	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_28 - Santa Palomba 2 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

SANTA PALOMBA 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 21,390,000 (Twenty-One Million Three Hundred Ninety Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

PROPERTY REPORT

SANTA PALOMBA 2, VIA DEGLI AGROSTEMMI (1)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Location within an established industrial area (Santa Palomba) • In proximity to Via Ardeatina (SP3), which provides easy access to Rome • Good site cover ratio (<50%) • Good clear height (>10m)

•  Access is provided by a secondary road branching from Via degli Agrostemmi

•  No alternative use: building designed and constructed exclusively for logistics use

•  Fair state of maintenance and repair

•  WAULT to Break Option <1 year

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• Increasing competition in the subject area • 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in a suburban area of the Municipality of Rome in the “Santa Palomba” industrial area, some 30 Km south-east from the city centre of Rome.

The Santa Palomba industrial area is partly within the Municipality of Rome and partly within that of Pomezia and is included within the Consortium for the development of the industrial area Roma-Latina ASI. The first settlement was constructed near the railway track along Via Ardeatina, between km 22,000 and km 23,400, while other pockets of industrial areas were later developed within the greater area comprised within the Municipalities of Pomezia, Rome, Ardea and Albano Laziale.

The surroundings are mainly characterised by agricultural land plots (mostly vineyards) with pockets of industrial and residential areas. Within the industrial areas, buildings are mostly small-to-medium sized and used for both logistics and light industrial activities.

The “Pavona” suburb is the closest area offering a number of services and amenities, while Albano Laziale – the closest town – is some 8 km north-east.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

The subject area is served by a number of public bus lines servicing Via Ardeatina. The closest railway station - Pomezia-Santa Palomba – is circa 2 km west of the subject property, along the railway line Rome - Formia - Naples.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of a H-shaped logistics warehouse provided with offices and technical premises. It is part of a wider logistics complex including two logistics buildings, occupied by the same user, i.e. CEVA Logistics Italia S.r.l.. The subject property is the largest one and is within a wide fenced area, bordering the “Santa Palomba 2” property to the north, buildable industrial land plots to the east and other industrial buildings to the south-west. The sole access to the Property is from a road branching from Via degli Agrostemmi and is provided with a moving barrier and a guardhouse.

The warehouse is arranged over a single above ground floor, with the exception of the office portion which is arranged over two levels. On the whole, the building is characterised by a pre-cast reinforced concrete frame structure, concrete panel walls, concrete floor slabs and a deck roof with corrugated metal sheets and skylights. The warehouse is internally divided into five blocks by means of masonry walls and fire doors.

The building was built to suit for the current occupier at the end of 1990s and, since then, has been occupied by CEVA. From our inspection, the warehouse space is used to store mostly personal care products.

As per the the TDD the property has a covered area of some 25,580 sq m and some 94,425 sq m of land, providing a site coverage of circa 27%. The building is provided with 34 loading bays with automatic dock levellers and numerous additional industrial doors on all sides of the property.

As from the information provided within the Technical Due Diligence prepared by EY and dated 12/11/2021 the electricity is supplied in Medium Voltage (MV) by the energy provider to the electrical cabin placed on the West side of the logistic complex. Gas is supplied to the heating station placed on the South- East side of the building. In the water station placed in the internal courtyard of the building, there are installed no.3 water storage tanks (2000 l capacity each), a pressure booster and a water softening system. The sanitary hot water production is through electrical boilers installed in the toilets.

Heating and cooling are provided to both warehouse and office areas. There is installed a heating station common to warehouse and office areas equipped with no.3 heating, storage tanks, circulation pumps and ancillaries. The cooling for the office areas is supplied by a chiller installed on the roof of the building. In the office areas there are installed fan coils and in the warehouse areas air ducts with air diffusers.

Air renewal of both warehouse and office areas is granted through no.7 Air Handling Units (AHUs) installed on the roof and along the perimeter of the building. In the toilets there is installed a mechanical air extraction system.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

In the South corner of the building there is installed the forklift battery recharging area.

In the office areas there are installed darklight and in the warehouse area there are installed both spot and linear fluorescent lamps; the emergency lamps are equipped with buffer batteries. External lighting is provided with metal halide lamps installed on the upper part of the façade of the building along the perimeter and a lighting tower.

In the logistic complex there are installed Smoke detection, Sound and alarm, Data transmission and CCTV system.

There is installed a firefighting pump station common for sprinkler and hydrants systems, placed in the internal courtyard of the building, with a water storage tank supplied by the water well. The firefighting pump station is equipped with no.3 electrical pumps. In the logistic complex there are installed Sprinkler system (warehouse areas), Wall mounted hydrants UNI45, External hydrants UNI70 and Portable fire extinguishers.

No lifts are installed in the logistic complex.

There is installed a diesel emergency generator placed in the internal courtyard

Overall, the property is in a fair state of maintenance and repair in both covered and uncovered areas.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	1999 Refurbished in 2007
	Eaves Height	10 metres
	No. of loading Doors	34 + 4 large doors
	Loading Door Ratio (/1k sqm)	1.36
	Floor loading	N.a.
	Cross-Dock	One cross-dock unit
	Warehouse (% of GLA)	95%
	Site Coverage Ratio	27%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”. These are as set out below.

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we recognised a slight discrepancy around 5%. Therefore we considered the GLA provided by Borrower reliable.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	28,055
GF – F1	Office	1,000
GF	Canopy	411
TOTAL	—	29,466
Site Area		94,425

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €243,684 (€8.27/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 29/10/2021 and no High risk issues have been detected.

TENURE

As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A. According to notarial certificate by Notary XXXXX, dated, 18/12/2019, Kryalos became the owner purchasing the Asset from Ed.I.Po.

•   Edilizia Industriale Pomezia – S.r.l. in force of the following title deeds:

• Sale and Purchase Agreement rep. 69418/14145 dated 11/12/2019. Object: sh. 1185 map. 935 (D/7 – Logistic building);

• Sale and Purchase Agreement rep. 69419/14146 dated 11/12/2019. Object: sh. 1185 map 936 (E/3 – Electrical cabin).

According to the Technical Due Diligence and to the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 16/10/2019 and updated on October 2021 the asset is not object of mortgage or other limitations with exception no.2 Agreements “Atto Unilaterale d’obbligo”:

•   Rep. 40713 Racc. 11080 signed on 08/11/1999 by which the owner involves itself to guarantee the limitations and rules established by the Municipality. These limitations are related to (i) the change urban use (forbidden); (ii) maintain at least 7,435 sqm for parking areas (iii) maintain at least 7,000 sqm for green areas.

•   Rep. 83084 Racc. 13816 signed on 20/09/2005 by which the owner involves itself to guarantee the limitations and rules established by the Municipality. These limitations are related to (i) the change of urban use (forbidden); (ii) maintain at least 10,000 sqm for parking areas in service of the building (iii) maintain as green area the gap- areas between the building and the boarders and to planat no. 70 trees of at least 4,50 mt height.

In addition the following third party rights has been detected:

• a mortgage has been recorded on December 20, 2019 under No. 152236/28329 and

• an assignment by way of security of rents has been recorded on December 20, 2019 under No. 152241/106760.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

TENANCY	We have relied the detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared Preliminary Due Diligence Memorandum prepared by Shearman &Sterling dated 16/10/2019 and updated on October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows.

Tenant Name:	Ceva Logistics Italia S.r.l.

Lease Length:	4+6 starting from 01/06/2015.

The tenant is in the second term of the lease which will expiry on 30 April 2025.

Rent:	€1,412,500 p.a.

Rent Review:	75% ISTAT

Break Option:	B.O. on 30/04/2022 with 8-months prior notice

Incentives:	Free- rent from 01/03/2022 to 30/04/2022

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void	Not activated

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€162,145
	Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30. 09.2021”	On Valuation In perpetuity	€23,372
	Property Management: 0.8% on Rental Revenues	CBRE Estimate	On Valuation In perpetuity	€11,106
	Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€6,941
	Maintenance: €8.27 per sq m	EY Capex Plan	From Valuation Date	€243,684

	TOTAL ON VALUATION			€447,248

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €48 and €56 per sq m per annum, depending on the duration of the lease contract, tenant’s covenants, building specifications and age.

	Within the evidence table appended, we would highlight the comparable evidences no. 1 in Santa Palomba and no. 4 in Tivoli as being of greatest relevance in terms of asset quality and location with respect to the Rome city centre.

	In detail, the Santa Palomba comparable evidence regards a regular-shaped standard warehouse let to a GDO retailer under a standard 6+6y Italian lease. We deem that the comparable evidence in Santa Palomba could appeal a larger pool of occupiers given the more standard features of the building.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

At the same time, we also consider the positive trend of the logistics market over the last 2 years. So, if the rental transactions were to be closed today, they would have achieved a higher rental income.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Unit	Unit	Assumption
Warehouse	EUR/ sqm	53
Office	EUR/ sqm	53

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the no. 1 evidence in Santa Palomba and the no. 3 portfolio evidence as being of greatest relevance to the subject property in terms of location and tenancy, respectively.

The no. 1 deal in Santa Palomba regards a standard warehouse fully let to Carrefour with a 5y WAULT. We estimate that the asset was transacted at a NIY just shy of 5.50%, reflective of an under-rented situation.

The Project Nero’s comparable transaction regarded the sale of a portfolio comprising 5 assets of which two are in the Rome market. The two assets are fully let with good tenant’s covenants and good WAULTB (>4.5y). We understand that the entire portfolio was transacted at a NIY below 4.5% but that was due to a 25% of vacant space. Assuming to let the vacant spaces at market rent with standard lease contracts, the Yield is in the region of 5.30%. If the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q1 2021 (90 bps) and the 100% occupancy of the assets.

For the valuation of this asset we adopted an Equivalent Yield of 4.80% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€21,390,000
(Twenty-One Million Three Hundred Ninety Thousand Euro)

The unrounded net capital value is €21,387,522. The gross unrounded capital value is €22,136,085 including €748,563 EUR purchaser’s costs (3.50%).

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

Our overall approach results in a blended net initial yield of 4.25%, equating to a capital rate per sq m of €726 which falls within a reasonable range of the most comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.80%, resulting in a total value of €16,350,000 equating to a capital rate of €555 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €22,200,000, including demolition costs and fees, with an estimated blended construction rate of €678 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Santa Palomba (Rome Core)	Logistics	Q2 2020	15,000	CDF	6	N.a.	735,000	€49	Similar
2	Fiano Romano (Rome Core)	Logistics	Q1 2020	16,000	Conf.	6+6	N.a.	896,000	€56	Better
3	Fiumicino (Rome Core)	Logistics	Q4 2019	10,000	Cab-log	N.a.	N.a.	550,000	€55 (asking)	Better
4	Tivoli (Rome Core)	Logistics	Q4 2019	21,350	Cedigros	6	N.a.	1,029,070	€48.2	Similar
5	Tivoli (Rome Core)	Logistics	Q2 2019	10,000	TirrenoPress	N.a.	N.a.	480,000	€48	Similar

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 2

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Carrefour Santa Palomba (RO)	Q3 2021	27,000	5y	€1.03m	€15 mil	5.46%	€555/sqm	Similar - Same location but under-rented
2	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€120 mil	N.a.	€900/sqm ca.	One comparable asset within the portfolio - Similar
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.	€156 mil	5.30% (Stabilised)	€768/sqm	Two comparable assets within the portfolio – Similar
4	Eurozone Portfolio, Anagni, (FR)	Q4 2020	30,392	N.a.	N.a.	€21.8 mil	6.00%	€717/sqm	Similar
5	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.	€14.2 mil	N.a.	€430/sqm	One comparable asset within the portfolio - Inferior
6	Monterotondo (RM)	Q3 2020	12,000	5y	€0.5m	€8.5 mil	5.70% (GIY)	€705/sqm	Superior
7	Ziaco Portfolio; Rome and Pomezia (RM)	Q4 2019	44,000	2.2y	N.a.	€27.5 mil	6.18%	€630/sqm	Subject Property included within the portfolio

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_29 - Santa Palomba 1 Bank Of America Europe DAC 01-Oct-2021

Santa Palomba 1 - Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	4,150,000
Market Value (per sm)	605
Net Initial Yield	4.90%
Reversionary Yield	4.91%
Equivalent Yield	4.85%
Gross Income (p.a.)	323,329
Gross Income (p.a.) (per sm)	47
*Adj. Gross Income	323,329
Adj. Gross Income (per sm)	47
Net Income (p.a.)	210,351
Net Income (p.a.) (per sm)	31
Gross Rental Value	323,843
Gross Rental Value (per sm)	47
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-0.16%

KEY FACTS
Metric	Value
Total Area (sm)	6,863

WAULT to Expiry by Rent	3.58
WAULT to Expiry by ERV	3.58
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Ceva	3.58	6,863	323,329	323,843	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	3.58	6,863	323,329	323,843	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_29 - Santa Palomba 1 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

SANTA PALOMBA 1

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 4,150,000 (Four Million One Hundred Fifty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

PROPERTY REPORT

SANTA PALOMBA 1, VIA DEGLI AGROSTEMMI (2)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Location within an established industrial area (Santa Palomba)	• The sole access to the Property is via the “Santa Palomba 2” site, whose access is provided by a secondary road branching from Via degli Agrostemmi
• In proximity of Via Ardeatina (SP3), which provides easy access to Rome
• Good site cover ratio (<50%)	• No alternative use: building designed and constructed exclusively for logistics use

• Fair state of maintenance and repair
• Clear height (<10m) not in line with modern standard requirements
• WAULT to Break Option <1 year

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• Increasing competition in the subject area
• 100% income risk to a single tenant albeit a good covenant
• Uncertain take-up in case of release of the spaces by the current tenant, since the property has no direct access from the public road network

LOCATION & SITUATION

LOCATION	The subject property is located in a suburban area of the Municipality of Rome in the “Santa Palomba” industrial area, some 30 Km south-east from the city centre of Rome.

The Santa Palomba industrial area is partly within the Municipality of Rome and partly within that of Pomezia and is included within the Consortium for the development of the industrial area Roma-Latina ASI. The first settlement was constructed near the railway track along Via Ardeatina, between km 22,000 and km 23,400, while other pockets of industrial areas were later developed within the greater area comprised within the Municipalities of Pomezia, Rome, Ardea and Albano Laziale.

The surroundings are mainly characterised by agricultural land plots (mostly vineyards) with pockets of industrial and residential areas. Within the industrial areas, buildings are mostly small-to-medium sized and used for both logistics and light industrial activities.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

The “Pavona” suburb is the closest area offering a number of services and amenities, while Albano Laziale – the closest town – is some 8 km north-east.

The subject area is served by a number of public bus lines servicing Via Ardeatina. The closest railway station - Pomezia-Santa Palomba – is circa 2 km west of the subject property, along the railway line Rome - Formia - Naples.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of a regular-shaped logistics warehouse provided with offices and technical premises. It is part of a wider logistics complex including two logistics buildings, occupied by the same user, i.e. CEVA Logistics Italia S.r.l.. The subject property is the smallest one and is within a fenced area, bordering the “Santa Palomba 1” property to the south, a buildable industrial land plot to the east and other industrial buildings on the remaining sides. The subject Property has no direct access from the public road network and the sole access to the property is from the “Santa Palomba 1” site.

The building has a pre-cast reinforced concrete frame structure, concrete panel walls with plastic membrane inserts on the main façade, concrete floor slabs and a deck roof with corrugated metal sheets and skylights. The warehouse space is spread over a single floor level and is internally divided into three blocks by means of masonry walls and fire doors.

The building was built to suit for the current occupier in 2005 and, since then, has been occupied by CEVA. From our inspection, the warehouse space is used to store mostly cable reels.

The property is spread over some 6,895 sq m of covered area and some 26,788 sq m of land, providing a site coverage of circa 26%. The building is provided with 6 loading bays with automatic dock levellers on the main front and three additional industrial doors, one on each of the remaining sides of the building.

As from the information provided within the Technical Due Diligence prepared by EY and dated 12/11/2021 the water for the toilets and the firefighting systems is supplied by a water well; the electricity is supplied directly in Low Voltage (LV) to the building by the energy provider. No gas is supplied to the building. The sanitary hot water production is through electrical boilers installed in the toilets.

No heating or cooling are provided in the warehouse area. Heating and cooling for the office areas is provided by some split units, with external units installed on the façade of the building. In the toilets there is installed a mechanical air extraction system.

The Low Voltage General Panel (QGBT) supplies energy to the secondary LV panels installed in the building. In the South corner of the building there is installed the forklift battery recharging area.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

In the office areas there are installed darklight and in the warehouse area there are installed linear fluorescent lamps; the emergency lamps are equipped with buffer batteries. External lighting is provided with metal halide lamps installed on the upper part of the façade of the building along the perimeter.

In the building there are installed the following special systems: Smoke detection system, Sound and alarm system, Data transmission systems and CCTV system.

There is installed a firefighting pump station common for sprinkler and hydrants systems, placed on the South-East side of the building, with a water storage tank supplied by the water well. The firefighting pump station is equipped with a diesel engine pump with dedicated diesel storage tank, an electrical pump and a jockey pump. In the building there are installed Wet sprinkler system (warehouse areas), Wall mounted hydrants UNI45, External hydrants UNI70, Portable fire extinguishers (both powder and CO2), Manual push buttons and Alarm system.

No lifts are installed in the logistic complex.

Overall, the property is in a fair state of maintenance and repair in both covered and uncovered areas.

Summary of known specification:

Characteristic	Result
Built / Renovation	2005/2007
Height	7.80 meters (under beams)
No. of loading Doors	11
Loading Door Ratio (/1k sqm)	1.8
Floor loading	n.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	80%
Site Coverage Ratio	26%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we recognised a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	5,526
GF	Office	100
GF	Canopies	1,237
TOTAL	—	6,863
Site Area		26,788

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €58,172 (€8.48/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 3/11/2021 and no High risk issues have been detected.

TENURE

As from the information within the Technical Due Diligence Report prepared by EY and dated 20/11/2021 the Asset is owned by Kryalos SGR S.p.A. According to notarial certificate by Notary XXXXX, dated 18/12/2019, Kryalos became the owner purchasing the Asset from Ed.I.Po.

•   Edilizia Industriale Pomezia – S.r.l. in force of Sale and Purchase Agreement rep. 69417/14144 dated 11/12/2019.

According to the Technical Due Diligence and to the Preliminary Due Diligence Memorandum prepared by Shearman &Sterling dated 16/10/2019 and updated on October 2021 the asset is not object of mortgage or other limitations with exception no.2 Agreements “Atto Unilaterale d’obbligo” subscribed by the property in favour of Rome Municipality:

•  Rep. 40713 Racc. 11080 signed on 08/11/1999 by which the owner involves itself to guarantee the limitations and rules established by the Municipality. These limitations are related to (i) the change urban use (forbidden); (ii) maintain at least 7,435 sqm for parking areas (iii) maintain at least 7,000 sqm for green areas.

•  Rep. 83084 Racc. 13816 signed on 20/09/2005 by which the owner involves itself to guarantee the limitations and rules established by the Municipality. These limitations are related to (i) the change of urban use (forbidden); (ii) maintain at least 10,000 sqm for parking areas in service of the building (iii) maintain as green area the gap- areas between the building and the boarders and to plant no. 70 trees of at least 4,50 mt height.

In addition the following third party rights has been detected:

• an electrical cabin easement recorded on November 21, 1975 under No. 38751/28735,

• a mortgage recorded on December 20, 2019 under No. 152236/28329 and

• an assignment by way of security of rents recorded on December 20, 2019 under No. 152241/106760

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

TENANCY	We have relied the detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared Preliminary Due Diligence Memorandum prepared by Shearman &Sterling dated 16/10/2019 and updated on October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows.

Tenant Name:	Ceva Logistics Italia S.r.l.

Lease Length:	4+6 starting from 01/06/2015

The tenant is in the second term of the lease which will expiry on 30 April 2025.

Rent:	€320,207 p.a.

Rent Review:	75% ISTAT

Break Option:	B.O. on 30/04/2022 with 8-months prior notice

Incentives:	Free- rent from 01/03/2022 to 30/04/2022

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “THU_IMU 30.09.21”	On Valuation In perpetuity	€44,795
	Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30. 09.2021”	On Valuation In perpetuity	€5,781
	Property Management: 0.8% on Rental Revenues	CBRE Estimate	On Valuation In perpetuity	€2,587
	Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€1,617
	Maintenance: €8.48 per sq m	EY Capex Plan	From Valuation Date	€58,198

	TOTAL ON VALUATION			€112,978

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €49 and €77 per sq m per annum, depending on the duration of the lease contract, tenant’s covenants, building specifications and age.

	Within the evidence table appended, we would highlight the comparable evidences no. 1 in Pomezia and no. 5 in Santa Palomba as being of greatest relevance in terms of asset quality and location, being them within the same sub-market within the Rome Core market of the subject property.

	In detail, the no. 1 Pomezia comparable evidence regards one of the properties included in the Thunder portfolio. The comparable asset is a L-

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

shaped logistics warehouse provided with offices and technical premises. The warehouse has been recently let to an Italian 3PL (Fema Logistica e Trasporti) for €57/sq m p.a.. The building was formerly included in a wider property including the neighbouring warehouse and fully occupied by Lottomatica. We would assume the subject property to achieve a lower rental value as it does not have a direct access to the street.

The Santa Palomba comparable evidence regards a regular-shaped standard warehouse let to a GDO retailer under a standard 6+6y Italian lease. We deem that the comparable evidence in Santa Palomba could appeal a larger pool of occupiers given the more standard features of the building and access to the main roads. At the same time, we also consider the positive trend of the logistics market over the last 2 years. So, if the above rental transaction were to be closed today, it would have achieved a higher rental income. Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Unit	Unit	Assumption
Warehouse	EUR/ sqm	54
Office	EUR/ sqm	54

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the no. 1 evidence in Santa Palomba and the no. 3 portfolio evidence as being of greatest relevance to the subject property in terms of location and tenancy, respectively.

The no. 1 deal in Santa Palomba regards a standard warehouse fully let to Carrefour with a 5y WAULT. We estimate that the asset was transacted at a NIY just shy of 5.50%, reflective of an under-rented situation.

The Project Nero’s comparable transaction regarded the sale of a portfolio comprising 5 assets of which two are in the Rome market. The two assets are fully let with good tenant’s covenants and good WAULTB (>4.5y). We understand that the entire portfolio was transacted at a NIY below 4.5% but that was due to a 25% of vacant space. Assuming to let the vacant spaces at market rent with standard lease contracts, the Yield is in the region of 5.30%. If the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q1 2021 (90 bps) and the 100% occupancy of the assets.

For the valuation of this asset we adopted an Equivalent Yield of 4.85% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report,

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€4,150,000

(Four Million One Hundred Fifty Thousand Euro)

The unrounded net market value is €4,149,999. The gross unrounded capital value is €4,295,249 including 145,250 EUR purchaser’s costs (3.50%).

Our overall approach results in a blended net initial yield of 4.90%, equating to a capital rate per sq m of €605 which falls within a reasonable range of the most comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.85%, resulting in a total value of €3,150,000 equating to a capital rate of €459 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €5,600,000, including demolition costs and fees, with an estimated blended construction rate of €699 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Pomezia (Rome Core)	Logistics	Q3 2021	4,422	Fema	6+6	N.a.	252,000	€57	Similar
2	Rome (Rome Core)	Logistics (Pharma)	Q1 2021	6,000	Bomi	N.a.	N.a.	324,000	€54	Superior
3	Rome (Rome Core)	Logistics	Q1 2021	3,600	DC Italia	N.a.	N.a.	180,000	€50	Similar
4	Rome (Rome Core)	Logistics	Q2 2020	4,100	Amazon	N.a.	N.a.	315,700	€77	Superior
5	Santa Palomba (Rome Core)	Logistics	Q2 2020	15,000	CDF	6	N.a.	735,000	€49	Similar
6	Fiumicino (Rome Core)	Logistics	Q4 2019	10,000	Cab-log	N.a.	N.a.	550,000	€55 (asking)	Similar

ON BEHALF OF: BAML

PROPERTY NAME: SANTA PALOMBA 1

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE		NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Carrefour Santa Palomba (RO)	Q3 2021	27,000	5y	€1.03m		€15 mil	5.46%	€555/sqm	Similar - Same location but under-rented
2	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€	120 mil	N.a.	€900/sqm ca.	One comparable asset within the portfolio - Similar
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.		€156 mil	5.30% (Stabilised)	€768/sqm	Two comparable assets within the portfolio – Similar
4	Eurozone Portfolio, Anagni, (FR)	Q4 2020	30,392	N.a.	N.a.		€21.8 mil	6.00%	€717/sqm	Similar
5	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.		€14.2 mil	N.a.	€430/sqm	One comparable asset within the portfolio - Inferior
6	Monterotondo (RM)	Q3 2020	12,000	5y	€0.5m		€8.5 mil	5.70% (GIY)	€705/sqm	Superior
7	Ziaco Portfolio; Rome and Pomezia (RM)	Q4 2019	44,000	2.2y	N.a.		€27.5 mil	6.18%	€630/sqm	Subject Property included within the portfolio

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_32 - Pomezia 3 Bank Of America Europe DAC 01-Oct-2021

Pomezia 3 - Via delle Monachelle, 106-110, 00040 Pomezia RM, Italy, Pomezia, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,780,000
Market Value (per sm)	855
Net Initial Yield	-1.18%
Reversionary Yield	4.70%
Equivalent Yield	4.65%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	252,000
Adj. Gross Income (per sm)	57
Net Income (p.a.)	-46,130
Net Income (p.a.) (per sm)	-10
Gross Rental Value	232,928
Gross Rental Value (per sm)	53
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	8.19%

KEY FACTS
Metric	Value
Total Area (sm)	4,422

WAULT to Expiry by Rent	5.92
WAULT to Expiry by ERV	5.92
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Fema Logistica e Trasporti Srl	5.92	4,422	252,000	232,928	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	5.92	4,422	252,000	232,928	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_32 - Pomezia 3 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

POMEZIA 3

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 3,780,000 (Three Million Seven Hundred Eighty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

PROPERTY REPORT

POMEZIA, VIA DELLE MONACHELLE 106-110 (3)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Location within an established industrial area (Pomezia-La Croce di Solforata)

•   In proximity to Via Laurentina (SP95b), which provides easy access to Rome

•   Good state of maintenance and repair

•   Good site cover ratio (<50%)

•   Good no. of loading bays per sqm of warehouse space rate (<500 sqm)

•   Good WAULT (6y)

• Access is provided by a secondary road • No alternative use: building designed and constructed exclusively for logistics use

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• Increasing competition in the subject area • 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in a suburban area of the Pomezia Municipality in the “La croce di Solforata” industrial area to the north-east of Pomezia, some 30 Km from Rome.

Pomezia is one of the largest satellite towns around Rome, counting some 68,000 inhabitants in the Agro Romano area to the south of the capital city.

The local economy is historically connected with the industrial sector, in particular the pharmaceutical/medical sub-sectors with important companies such as Sigma Tau, Ethicon and Johnson & Johnson; at the same time, the mechanical and chemical sectors have shrunk considerably compared to the 1960s; the textile manufacturing sector, considered one of the most driving sectors in the period of the Italian economic boom, has almost disappeared.

While the “Santa Palomba” industrial area was the first to be constructed since it is near the railway track, the “La croce di Solforata” industrial area was later developed together with other smaller industrial settlements within the greater area comprised within the Municipalities of Pomezia, Rome, Ardea and Albano Laziale.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

The surroundings are mainly characterised by agricultural land plots (mostly vineyards) with pockets of industrial and residential areas. Within the industrial areas, buildings are mostly small-to-medium sized and used for both logistics and light industrial activities.

Pomezia is the closest area offering a number of services and amenities, some 5 km from the subject Property. Although the subject area is quite isolated and not well served by primary services, it is close to Va Laurentina and Via Pontina (SS148), which are amid the main communication arteries between Pomezia and Rome.

The subject area is served by a number of public bus lines servicing Via Laurentina. The closest railway station - Pomezia-Santa Palomba – is circa 4 km east of the subject property, along the railway line Rome - Formia - Naples.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists of a L-shaped logistics warehouse provided with offices and technical premises. It was formerly part of a wider logistics complex including two logistics buildings, occupied by the same user, i.e. Lottomatica Group S.p.A., which is still occupying the neighbouring building.

While the main access to the complex is in Via delle Monachelle, a secondary access is also provided in via Monachelle Vecchia (north-eastern front).

The subject property borders Via delle Monachelle on the west side, the neighbouring “Lottomatica” property site and a large residential estate to the south, a residential estate to the east and a third-party logistic property to the north.

The building lies within an irregular-shaped land plot which is fully delimited by a metallic fence on a small reinforced concrete base wall.

From our understanding, the subject property was a BTS warehouse for the previous tenant (Lottomatica) and completed in 2012; the building has been recently let to Fema Logistica e Traporti S.r.l. under a standard 6+6-year Italian lease contract.

The building is characterised by a pre-cast reinforced concrete frame structure, concrete panel walls, concrete floor slabs and a gently pitched roof with corrugated metal sheets and polycarbonate translucent panels. The warehouse comprises two small ancillary offices, an area used for good’s reception and sorting, a wide area with high-rise pallet shelves and lateral corridors for forklifts and operators’ transit. Although no sprinkler system is installed within the warehouse, the building is provided with wall-mounted hydrants (fire hose reels) and portable fire extinguishers.

The property is spread over 4,414 sq m of covered area and some 11,511 sq m of land, providing a site coverage of circa 38%. The building is provided with no. 8 loading bays, of which 4 are on the southern side and 4 on the western side.

As from the information provided within the Technical Due Diligence report prepared by EY and dated 12 November 2021 we understand that the water

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

	for the toilets and the firefighting systems is supplied by a water well there is installed in the South corner of the building, provided with a water storage tank, a pressure booster and a water softening system. The sanitary hot water production is through electrical boilers installed in the toilets.

	The electricity is supplied directly in Low Voltage (LV) to the logistic complex by the energy provider. No gas is supplied to the logistic complex. There is installed an irrigation system for external green areas.

	No heating or cooling systems are installed in the warehouse area. There are installed some split units for heating and cooling of the office areas.

	In the logistic complex there are installed linear fluorescent lamps; the emergency lamps are equipped with buffer batteries.

	There is installed a firefighting pump station in the South side of the building, provided with a group of pressurization composed by a diesel engine pump an electrical pump and a jockey pump. There is installed a firefighting storage tank supplied by the municipality network. In the logistic complex there are installed the mainly wall mounted hydrants system. No lifts are installed in the logistic complex

	Overall, the property is in a good state of maintenance and repair.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	2012
	Eaves Height	8 metres
	No. of loading Doors	8
	Loading Door Ratio (/1k sqm)	2.0
	Floor loading	5,000 kg/sqm
	Cross-Dock	Double sided
	Warehouse (% of GLA)	85%
	Site Coverage Ratio	38%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

	We cross-checked information provided by the Borrower against the Covered Area included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	3,742
GF	Office	100
GF	Canopies	580
TOTAL		4,422
Site Area		11,511

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €19,147 (€4.33/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5/11/2021 and no high risk issues have been detected.

TENURE	As from the information within the Technical Due Diligence Report prepared by EY and dated 12/11/2021 the Asset is owned by Kryalos SGR S.p.A. according to notarial certificate by Notary XXXXX, dated, 18/12/2019, Kryalos became the owner purchasing the Asset from Edilzeta S.r.l. in force of Sale and Purchase Agreement rep. 69421/14148 dated 12/12/2019.

According to the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 16/10/2019 and updated in October 2021 and the TDD prepared by EY the Monachelle Asset is free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records (registri immobiliari), with the exception of:

• A mortgage recorded on December 24, 2019 under No. 64650/11425 and

• an assignment by way of security of rents recorded on December 24, 2019 under No. 64651/44517

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 16 October 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

We have assumed Fema will stay for the duration of the lease term, however we assume they will re-negotiate the lease upon the first lease term expiry. We have not included any tenant incentive, as we consider the reversion to market rent as a reasonable incentive, as the property is currently over- rented.

Tenant Name:	Fema Logistica e Trasporti S.r.l., an Italian 3PL operator, based in Pomezia. We consider the tenant to provide sufficient covenants strengths.

The subject property was formerly leased to Lottomatica, which still occupies the neighbouring warehouse.

Lease Length:	6+6 starting from 01/09/2021

Rent:	€252,000 p.a., equal to €57/sqm p.a.

Rent Review:	100% ISTAT

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

Break Option:	Year 3 (31/08/2024)

If Fema does not exercise the BO, an additional discount of € 37k will be granted in the penultimate and last instalment of the 4th/ 5th and 6th year of rent

Incentives:	8 months of rent free: 3 months from year 1, 3 months from year 2 and 2 months from year 3.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€0

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file	On Valuation In perpetuity	€23,276

	“THU_IMU 30.09.21”
Insurance:	Provided by the Borrower in the Excel file “THU_premi assicurativi_30. 09.2021”	On Valuation In perpetuity	€3,707
Property Management: 0.8% on Rental Revenues	CBRE Estimate	On Valuation In perpetuity	€2,016
Rental tax: 0.5% of Rental Revenue as for Italian Law	Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 16 October 2019 and updated October 2021	On Rent Renewal (from the information provided Rent Tax is borne by Tenant) In perpetuity	€1,165
Maintenance: €4.33 per sq m	EY Capex Plan	On Valuation	€19,147

TOTAL ON VALUATION			€49,311

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located. We also considered the recent letting of subject property itself.

The rental rates of the most relevant comparable evidence range between €49 and €77 per sq m per annum, depending on the duration of the lease contract, tenant’s covenants, building specifications and age.

Within the evidence table appended, we would highlight the comparable evidences no. 3 in Rome and no. 5 in Santa Palomba as being of greatest relevance in terms of asset quality and location, being them within the same sub-market within the Rome Core market of the subject property.

The no. 3 comparable evidence in Rome, regards a small-sized Grade B warehouse let to a local company under a 6+6y lease contract in Q1 2021. We understand that the tenant company has a Break option in the 4 year of the lease. Considering the lower building specifications of the comparable, we would expect the subject property to achieve a higher rental value.

The Santa Palomba comparable evidence regards a regular-shaped standard warehouse let to a GDO retailer under a standard 6+6y Italian lease. We deem that the comparable evidence in Santa Palomba could appeal a larger pool of occupiers given the more standard features of the

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

building and access to the main roads. At the same time, we also consider the positive trend of the logistics market over the last 2 years. So, if the above rental transaction were to be closed today, it would have achieved a higher rental income.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Main use	Unit	Assumption
Office	EUR/sqm	58
Warehouse	EUR/sqm	58

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the no. 1 evidence in Santa Palomba and the no. 3 portfolio evidence as being of greatest relevance to the subject property in terms of location and tenancy, respectively.

The no. 1 deal in Santa Palomba regards a standard warehouse fully let to Carrefour with a 5y WAULT. We estimate that the asset was transacted at a NIY just shy of 5.50%, reflective of an under-rented situation.

The Project Nero’s comparable transaction regarded the sale of a portfolio comprising 5 assets of which two are in the Rome market. The two assets are fully let with good tenant’s covenants and good WAULTB (>4.5y). We understand that the entire portfolio was transacted at a NIY below 4.5% but that was due to a 25% of vacant space. Assuming to let the vacant spaces at market rent with standard lease contracts, the Yield is in the region of 5.30%. If the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q1 2021 (90 bps) and the 100% occupancy of the assets.

For the valuation of this asset we adopted an Equivalent Yield of 4.65%, after allowing purchaser’s costs equating to 3.50%. As the property is in our opinion over-rented we targeted the Net Yield on reversion. Our overall approach results in a Net reversionary yield of 4.7%, equating to a capital rate per sq m of €855 which falls within a reasonable range of the most comparable evidence.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€3,780,000
(Three Million Seven Hundred Eighty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

The unrounded net capital value is €3,780,887. The gross unrounded capital value is €3,913,218 including €132,331 EUR purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.65%, resulting in a total value of €2,930,000 equating to a capital rate of €663 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €2,900,000, including demolition costs and fees, with an estimated blended construction rate of €647 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Pomezia (Rome Core)	Logistics	Q3 2021	4,422	Fema	6+6	N.a.	252,000	€57	Similar
2	Rome (Rome Core)	Logistics (Pharma)	Q1 2021	6,000	Bomi	N.a.	N.a.	324,000	€54	Superior
3	Rome (Rome Core)	Logistics	Q1 2021	3,600	DC Italia	N.a.	N.a.	180,000	€50	Similar
4	Rome (Rome Core)	Logistics	Q2 2020	4,100	Amazon	N.a.	N.a.	315,700	€77	Superior
5	Santa Palomba (Rome Core)	Logistics	Q2 2020	15,000	CDF	6	N.a.	735,000	€49	Similar
6	Fiumicino (Rome Core)	Logistics	Q4 2019	10,000	Cab-log	N.a.	N.a.	550,000	€55 (asking)	Similar

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 3

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE		NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Carrefour Santa Palomba (RO)	Q3 2021	27,000	5y	€1.03m		€15 mil	5.46%	€555/sqm	Similar - Same location but under-rented
2	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€	120 mil	N.a.	€900/sqm ca.	One comparable asset within the portfolio - Similar
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.		€156 mil	5.30% (Stabilised)	€768/sqm	Two comparable assets within the portfolio – Similar
4	Eurozone Portfolio, Anagni, (FR)	Q4 2020	30,392	N.a.	N.a.		€21.8 mil	6.00%	€717/sqm	Similar
5	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.		€14.2 mil	N.a.	€430/sqm	One comparable asset within the portfolio - Inferior
6	Monterotondo (RM)	Q3 2020	12,000	5y	€0.5m		€8.5 mil	5.70% (GIY)	€705/sqm	Superior
7	Ziaco Portfolio; Rome and Pomezia (RM)	Q4 2019	44,000	2.2y	N.a.		€27.5 mil	6.18%	€630/sqm	Subject Property included within the portfolio

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_33 - Pomezia 4 Bank Of America Europe DAC 01-Oct-2021

Pomezia 4 - Via Laurentina, KM 23,500,00040 Pomezia RM, Italy, Pomezia, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,430,000
Market Value (per sm)	968
Net Initial Yield	3.87%
Reversionary Yield	4.61%
Equivalent Yield	4.50%
Gross Income (p.a.)	187,051
Gross Income (p.a.) (per sm)	53
*Adj. Gross Income	187,051
Adj. Gross Income (per sm)	53
Net Income (p.a.)	137,388
Net Income (p.a.) (per sm)	39
Gross Rental Value	213,418
Gross Rental Value (per sm)	60
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-12.35%

KEY FACTS

Metric	Value
Total Area (sm)	3,543

WAULT to Expiry by Rent	3.58
WAULT to Expiry by ERV	3.58
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
SDA Poste Italiane	3.58	3,543	187,051	213,418	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	3.58	3,543	187,051	213,418	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	THUNDER_33 - Pomezia 4 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

POMEZIA 4

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 3,430,000 (Three Million Four Hundred Thirty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

PROPERTY REPORT

POMEZIA, VIA LAURENTINA KM 23.5

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	28/07/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Fully let to an occupier deemed to be of strong covenant strength.	• Stand-alone building that is neither within a logistics park nor within an established industrial area
• Cross-docking/Last mile distribution facility of fairly recent construction (2013)

• Just off Via Laurentina (SP3), which provides easy access to Rome

• Excellent no. of loading bays per square meter of warehouse space rate (< 600 sqm)

• Good state of maintenance and repair

• Good site cover ratio (< 50%)

• Good WAULT (> 3 years)

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Increasing competition in the subject macro-area • 100% income risk to a single tenant albeit a good covenant.

• Build-to-suit building with specific building features (cross-docking facility) that might reduce the pool of potential tenants.

LOCATION & SITUATION

LOCATION	The subject property is located in a suburban area of the Pomezia Municipality, in the buffer area between the main Pomezia Industrial Area and “La Croce di Solforata” industrial area, some 30 Km from Rome.

Pomezia is one of the largest satellite towns around Rome, counting some 68,000 inhabitants in the Agro Romano area to the south of the capital city.

The local economy is historically connected with the industrial sector, in particular the pharmaceutical/medical sub-sectors with important companies such as Sigma Tau, Ethicon and Johnson & Johnson; at the same time, the mechanical and chemical sectors have shrunk considerably compared to the 1960s; the textile manufacturing sector, considered one of the most driving sectors in the period of the Italian economic boom, has almost disappeared.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

The surroundings are mainly characterised by agricultural land plots (mostly vineyards) with pockets of industrial and residential areas. Within the industrial areas, buildings are mostly small-to-medium sized and used for both logistics and light industrial activities.

Pomezia is the closest area offering a number of services and amenities, some 3 km from the subject Property. Although the subject property is quite isolated and not well served by primary services, it is hust off Via Laurentina and close to Via Pontina (SS148), which are amid the main communication arteries between Pomezia and Rome.

The subject area is served by a number of public bus lines servicing Via Laurentina. The closest railway station – Pomezia-Santa Palomba – is circa 5 km east of the subject property, along the railway line Rome - Formia - Naples.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a build-to-suit logistics facility which was completed in 2013 on a regular-shaped site. It comprises a cross-docking/last mile distribution facility and ancillary office spaces. The sole access to the Property is from a private road branching from Via Laurentina and is provided with a moving barrier and a guardhouse.

The property has a covered area of some 3,091 and 13,542 sq m of land, providing a site coverage of circa 22%.

The building comprises a single-level cross-docking warehouse with ancillary offices spaces. The warehouse is arranged over a single above ground floor, with the exception of the office portion which is arranged over two levels. Internally the building is used as a cross-docking and last mile distribution facility. The building has a reinforced concrete frame structure and a gently pitched roof with a waterproof system. External walls consist of concrete prefabricated panels. The clear height within the warehouse is the region of 9 m. A forklift battery charging room is available within an external room adjacent to the building. The building is provided with 6 loading bays with automatic levellers on the eastern side of the building, plus 14 large automatic doors on the two longer sides. The external manoeuvring area is adequate.

The office provision is used for the administration of the building. The spaces have different uses including separate private rooms for directors, changing rooms, break areas and technical rooms. PVC-framed windows are installed within the office areas.

The building was built to suit for the current occupier in 2013 and, since then, has been occupied by SDA Express Courier, part of the Poste Italiane Group, which is the most important national company in the services business.

As from the information included within the Technical Due Diligence prepared by EY and dated 12 November 2021 the water for the toilets is supplied by the municipality network; the water for the firefighting systems is supplied by a water well. There is installed a water station placed near the entrance of the building, provided with a water storage tank, a pressure booster and a water softening system; the potable water is supplied by the municipality network.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

The sanitary hot water production is through electrical boilers installed in the toilets and a solar panel placed on the roof of the office areas.

The electricity is supplied directly in Low Voltage (LV) to the logistic complex by the energy provider. No gas is supplied to the building.

No heating or cooling are provided in the warehouse area. Heating and cooling for the office areas is provided by no.2 VRV heat pumps installed on the roof of the office areas. There are also installed no.2 split units dedicated to technical rooms. Air renewal of the office areas is granted through air heat recuperators installed in the false ceiling; in the toilets there is installed an air extraction system.

In the North-East corner of the building there is installed the forklift recharge batteries technical room.

In the office areas there are installed darklight and in the warehouse area there are installed linear fluorescent lamps; the emergency lamps are equipped with buffer batteries. External lighting is provided with metal-halide lamps installed on the upper part of the façade and lighting poles along the perimeter of the building. In the logistic complex there are installed Smoke detection, Sound and alarm, Data transmission, CCTV and Infrared optical barrier system.

There is installed a firefighting pump station in the West side of the building, provided with a group of pressurization composed by a diesel engine pump, an electrical pump and a jockey pump. There is installed a firefighting storage tank supplied by a water well. In the logistic complex there are installed the mainly Wall mounted hydrants UNI45 and Portable fire extinguishers.

No lifts are installed in the logistic complex.

Overall, the property is in a good state of maintenance and repair. Summary of known specification:

Characteristic	Result
Built / Renovation	2013
Eaves Height	9 metres
No. of loading Doors	20
Loading Door Ratio (/1k sqm)	5.4
Floor loading	5,000 kg/sqm
Cross-Dock	Cross-dock
Warehouse (% of GLA)	73%
Site Coverage Ratio	22%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the tenancy schedule provided within the Excel File “THU_tenancy schedule_30.09.2021”.

We cross-checked information provided by the Borrower against the Covered Area included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy due to the fact that canopies

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

are not included within the EY calculation. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	2,601
GF/1	Office	500
GF	Other	442
TOTAL	—	3,543
Site Area		13,542

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY and dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “THU_capex_30.09.21_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €20,018 (€5.65/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 3/11/2021 and no high risk issues have been detected.

TENURE	According to the Preliminary Due Diligence Memorandum prepared by Shearman&Sterling dated 16/10/2019 and updated in October 2021 we understand that Kryalos SGR S.p.A acquired ownership of the Laurentina Asset from Edipo pursuant to the notarial sale and purchase agreement entered into before Notary Public XXXXX (Repertorio XXXXX and Raccolta XXXXX) on December 11, 2019. We also understand that the Laurentina Asset is free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records (registri immobiliari), with the exception of:

• a mortgage recorded on December 24, 2019 under No. 64650/11425 and

• an assignment by way of security of rents has been recorded on December 24, 2019 under No. 64651/44517.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule within the Excel File “THU_tenancy schedule_30.09.2021”. We cross-checked information provided by the Borrower against the Preliminary Due Diligence Memorandum prepared by Shearman & Sterling dated 16 October 2019 and updated October 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	SDA Express Courier S.p.A., the Italian postal service provider considered to be a sound tenant.

Lease Length:	6+6 starting from 01/05/2013

Rent:	€187,051 p.a.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

Rent Review:	75% ISTAT

Break Option:	Rolling B.O. with 6-months prior notice (30/03/2022)

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void	Letting Fees: 10% of Rental Value

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Client/AMs	On Valuation In perpetuity	€23,974
	Insurance:	Client/AMs	On Valuation In perpetuity	€3,239

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

	Property Management: 0.8% of Passing Rent	CBRE Estimate	On Valuation In perpetuity	€1,496
	Lease Registration: 0.5% of Passing Rent	Italian Law	On Valuation In perpetuity	€935
	Maintenance: €5.65 per sq m	EY Capex Plan	On Valuation	€20,018

	TOTAL: ON VALUATION			€49,662

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €49 and €77 per sq m per annum, depending on the duration of the lease contract, tenant’s covenants, building specifications and age. Generally, as the subject property is a courier facility, we would expect a rent premium with respect to a standard logistics building such as the below comparable evidences.

	Within the evidence table appended, we would highlight the comparable evidences no. 1 in Pomezia and no. 6 in Santa Palomba as being of greatest relevance in terms of location, being them within the same sub-market within the Rome Core market of the subject property. We also considered the comparable no. 2 in Fara in Sabina as it regards a BTS for SDA, the same tenant of the subject property.

	In detail, the no. 1 Pomezia comparable evidence regards one of the properties included in the Thunder portfolio. The comparable asset is a L- shaped standard logistics warehouse provided with offices and technical premises. The warehouse has been recently let to an Italian 3PL (Fema Logistica e Trasporti) for €57/sq m p.a.. We would assume the subject property to achieve a higher rental value being it a BTS courier facility.

	The Santa Palomba comparable evidence regards a regular-shaped standard warehouse let to a GDO retailer under a standard 6+6y Italian lease. Considering the positive trend of the logistics market over the last 2 years, if the above rental transaction were to be closed today, it would have achieved a higher rental income.

	Lastly, the comparable no. 2 in Fara in Sabina regards a BTS facility for SDA, with building specifications similar - or even superior - to those of the subject property. At the same time, the comparable evidence is in a secondary location within the Rome market and is of a larger-size, then we would expect a discount compared to the rent achievable by the subject property.

	Hence, considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Main use	Unit	Assumption
Warehouse	EUR/sqm	66
Office	EUR/sqm	66

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the no. 1 evidence in Santa Palomba and the no. 3 portfolio evidence as being of greatest relevance to the subject property in terms of location and tenancy, respectively.

The no. 1 deal in Santa Palomba regards a standard warehouse fully let to Carrefour with a 5y WAULT. We estimate that the asset was transacted at a NIY just shy of 5.50%, reflective of an under-rented situation.

The Project Nero’s comparable transaction regarded the sale of a portfolio comprising 5 assets of which two are in the Rome market. The two assets are fully let with good tenant’s covenants and good WAULTB (>4.5y). We understand that the entire portfolio was transacted at a NIY below 4.5% but that was due to a 25% of vacant space. Assuming to let the vacant spaces at market rent with standard lease contracts, the Yield is in the region of 5.30%. If the above deal were to be transacted today, we expect it to transact at a stronger yield and to achieve a higher capital value considering the yield compression since Q1 2021 (55 bps) and the 100% occupancy of the assets.

Our overall approach results in a blended net initial yield of 3.87% (NOI/NPP), equating to a capital rate per sq m of €968 which falls within the higher end of the most comparable evidence. This is due to the property comprising a small cross-docking facility with the tenant, BTS, being of good quality.

For the valuation of this asset we adopted an Equivalent Yield of 4.50% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€3,430,000
(Three Million Four Hundred Thirty Thousand Euro)

The unrounded net capital value is €3,427,058. The gross unrounded capital value is €3,547,005 including €119,947 EUR purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BAML

PROPERTY NAME: POMEZIA 4

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.50%, resulting in a total value of €2,660,000 equating to a capital rate of €751 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €2,500,000, including demolition costs and fees, with an estimated blended construction rate of €749 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:    SITUS

PROJECT NAME:   THUNDER

RENTAL EVIDENCE

#	PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M			COMPARABLE VS SUBJECT PROPERTY
1	Pomezia (Rome Core)	Logistics	Q3 2021	4,422	Fema	6+6	N.a.	252,000		€57		Similar location but different building type
2	Fara in Sabina (Greater Rome)	Logistics	Q2 2021	12,000	SDA	N.a.	N.a.	687,500		€55		Similar specifications but inferior location of the comparable
3	Rome (Rome Core)	Logistics	Q1 2021	12,400	Amazon	N.a.	5y	Conf.	> €	60		Inferior specifications but superior location of the comparable
4	Rome (Rome Core)	Logistics	Q1 2021	3,600	DC Italia	N.a.	N.a.	180,000		€50		Inferior
5	Rome (Rome Core)	Logistics	Q2 2020	4,100	Amazon	N.a.	N.a.	315,700		€77		Superior
6	Santa Palomba (Rome Core)	Logistics	Q2 2020	15,000	CDF	6	N.a.	735,000		€49		Similar location but different building type
7	Fiumicino (Rome Core)	Logistics	Q4 2019	10,000	Cab-log	N.a.	N.a.	550,000		€55 (asking	)	Inferior

ON BEHALF OF:    SITUS

PROJECT NAME:   THUNDER

SALES EVIDENCE

#	PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE		NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
1	Carrefour Santa Palomba (RO)	Q3 2021	27,000	5y	€1.03m		€15 mil	5.46%	€555/sqm	Similar - Same location but under-rented
2	KKR Portfolio (TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<€	120 mil	N.a.	€900/sqm ca.	Similar
3	Nero Portfolio (RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.		€156 mil	5.30% (Stabilised)	€768/sqm	Two comparable assets within the portfolio – Similar
4	Eurozone Portfolio, Anagni, (FR)	Q4 2020	30,392	N.a.	N.a.		€21.8 mil	6.00%	€717/sqm	Similar
5	Thunder II, Vignate (MI) and Monterotondo (RM)	Q3 2020	33,000	N.a.	N.a.		€14.2 mil	N.a.	€430/sqm	One comparable asset within the portfolio - Inferior
6	Monterotondo (RM)	Q3 2020	12,000	5y	€0.5m		€8.5 mil	5.70% (GIY)	€705/sqm	Superior
7	Ziaco Portfolio; Rome and Pomezia (RM)	Q4 2019	44,000	2.2y	N.a.		€27.5 mil	6.18%	€630/sqm	Subject Property included within the portfolio

Appendices

15

Appendix A Terms of Engagement Letter

Award Confirmation

XXXXX MRICS on behalf of CBRE Limited is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW973025, CW1467282. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System.

Supplier: Statement of Work

VSIMS ID:	21-005300-APR-001	Service Requested:	Appraisal (Order)
Project Description:	Thunder I;Various Markets in Italy,LO,Milan,ITA
Borrower / Client:	xxxxx
Sourcing Manager:	xxxxx

Terms

Award Date	Delivery Due Date	Fee	Delivery Performance
10/01/2021	10/25/2021	EUR XXXXX	All deliveries due by 6 PM local time unless otherwise specified.

Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager.

Service Definition
Product: International; Appraisal Certification: Contracted Appraiser Must Sign

#	CUR	Premise	Interest	Allocations
1	EUR	Market Value As-Is Subject to leases to end tenants	Freehold	Real Estate

2	EUR	Market Value Other Vacant Possession Value	Freehold	Real Estate

3	EUR	Market Value Other ERV	Freehold	Real Estate

4	EUR	Replacement Cost Value As-Is a/k/a Indicative Reinstatement Cost	Not Applicable	Real Estate

Policies, Procedures, Other Terms and Conditions

1.

Draft report in 2 weeks with final to follow a week later (subject to data and inspection availability). The scope of work must include a current physical inspection and valuation of each asset. Please investigate and report a land size for each property valued. Deliverable to include a single valuation report with market analyses and comparable evidence supporting the individual site/location valuations. A summary spreadsheet of physical data and valuation results is also requested. Standard Liability cap to apply and contracted valuer must sign.

2.

APPRAISAL PROPERTY INSPECTIONS: In the event a complete inspection is not possible, the issue must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices.

3.

CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance).

4.

INVOICE: To expedite invoice processing the invoice must identify the address and work performed for all properties. Include the statement — FOREIGN SOURCE — to expedite processing and ensure the appropriate accounting rules are followed. If not included on the invoice, include a separate document listing your wire instructions in order to process the payment electronically.

5.

OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life — 2) Exposure time — 3) Marketing time — 4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease) — 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS) — 6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years — 7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

6.

RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

7.	Submission of the Argus Enterprise data file is required when Argus-based DCF analysis is part of the appraisal.

Documents (document content must be downloaded from VSIMS)

SOW-specific Reference Documents

1.	EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx
2.	xxxxx_EMEA-APAC_Valuation_Requirements_20210212_20210217_07563345732a.pdf
3.	APPRAISAL_INSPECTION_GUIDANCE_20200317_2204496672cf.pdf

Project-specific Documents

1.	Miscellaneous (APR) Thunder_1_Asset_List_for_Bidding_20210916_14331560730e.xlsx

Addressee and Distribution Instructions

Report Distribution	Name	Address	Comments
Addressee and Intended User	xxxxx	xxxxx	xxxxx

Global Project Contact(s) (optional contacts listed where applicable)

N/A

Prop#	Property Description
001	Various Markets in Italy (Site Owner:xxxxx) Property Type:Industrial Warehouse-Distribution Warehouse; Tax Parcel ID(s):Multiple Contact(s): xxxxx

Appendix B Valuation Schedule

17

PORTFOLIO:	Thunder I
ON BEHALF OF:	Bank Of America Europe DAC
VALUATION DATE:	01/10/2021

PORTFOLIO VALUATION SUMMARY

Property Name	Prop ID	Address	Currency	Area Unit	Total Area	Percentage of Vacancy (ERV)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (EUR)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Capital Expenditure	Solar Panel value (EUR)	Market Value (01/10/2021)	Special Assumption (VPV)	Special Assumption SPV (0.75%)
ITALY
Mozzecane 1	THUNDER_02	Via dell’Industria, 1, 37060 Mozzecane VR, Italy, Verona, Italy	EUR	sm	28,319	0.00%	9.51	9.46	1,166,857	1,291,884	1,291,884	1,274,355	21,560,000	5.23%	4.50%	4.87%	23,791,368	-1,475,000	4,700,000	26,260,000	20,640,000	26,850,241
Mozzecane 2	THUNDER_03	27, Via I Maggio, Via I Maggio Mediana Dell’industria, Veneto, Verona, Italy	EUR	sm	5,987	100.00%	—	—	-62,221	0	0	239,480	2,400,000	-2.50%	6.00%	6.71%	2,512,861	-23,948	0	2,400,000	2,390,000	2,470,385
Settala	THUNDER_14	Via Bellini, 32/34, Settala (MI), Settala, Italy	EUR	sm	14,601	100.00%	—	—	-61,463	0	0	853,854	3,150,000	-1.89%	5.35%	22.78%	12,457,187	-9,201,271	0	3,150,000	3,150,000	3,231,679
Borgo San Giovanni A	THUNDER_16_A	Via Donatori di Sangue, 7 Borgo San Giovanni (LO), Borgo San Giovanni, Italy	EUR	sm	8,793	0.00%	8.66	8.66	224,009	334,967	334,967	395,685	6,120,000	3.54%	4.20%	4.48%	6,332,855	0	0	6,120,000	4,870,000	6,285,712
Borgo San Giovanni B	THUNDER_16_B	Via Donatori di Sangue, 2, Borgo San Giovanni (LO), Borgo San Giovanni, Italy	EUR	sm	4,242	0.00%	11.65	11.65	-56,556	0	199,374	190,890	2,960,000	-1.85%	4.20%	4.31%	3,060,630	0	0	2,960,000	2,250,000	3,037,846
Codogno	THUNDER_17	Via Palmiro Togliatti, Codogno (LO), Codogno, Italy	EUR	sm	25,399	0.00%	11.51	11.51	883,923	1,104,240	1,104,240	1,117,556	21,130,000	4.04%	4.00%	4.08%	21,870,669	0	0	21,130,000	16,080,000	21,707,860
Santa Palomba 2	THUNDER_28	Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy	EUR	sm	29,466	0.00%	3.58	3.58	940,950	1,388,197	1,388,197	1,546,450	21,390,000	4.25%	4.80%	4.96%	22,136,085	0	0	21,390,000	16,350,000	21,971,300
Santa Palomba 1	THUNDER_29	Via degli Agrostemmi, 00134 Roma RM, Italy, Pomezia, Italy	EUR	sm	6,863	0.00%	3.58	3.58	210,351	323,329	323,329	323,843	4,150,000	4.90%	4.85%	4.91%	4,295,249	0	0	4,150,000	3,150,000	4,263,274
Pomezia 3	THUNDER_32	Via delle Monachelle, 106-110, 00040 Pomezia RM, Italy, Pomezia, Italy	EUR	sm	4,422	0.00%	5.92	5.92	-46,130	0	252,000	232,928	3,780,000	-1.18%	4.65%	4.70%	3,913,218	0	0	3,780,000	2,930,000	3,884,087
Pomezia 4	THUNDER_33	Via Laurentina, KM 23,500, 00040 Pomezia RM, Italy, Pomezia, Italy	EUR	sm	3,543	0.00%	3.58	3.58	137,388	187,051	187,051	213,418	3,430,000	3.87%	4.50%	4.61%	3,547,005	0	0	3,430,000	2,660,000	3,520,600

Italy: Sub-Total		—	EUR	sm	131,635	17.11%	7.46	7.57	3,337,109	4,629,668	5,081,042	6,388,459	90,070,000	3.58%	4.52%	5.32%	103,917,127	-10,700,219	4,700,000	94,770,000	74,470,000	97,223,000

TOTAL		—	EUR	sq m	131,635	17.11%	7.46	7.57	3,337,109	4,629,668	5,081,042	6,388,459	90,070,000	3.58%	4.52%	5.32%	103,917,127	-10,700,219	4,700,000	94,770,000	74,470,000	97,223,000

*	total VPV incl. of solar panel

Appendix C Valuation Printouts

18

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Mozzecane 1, Via dell’Industria, 1, 37060 Mozzecane VR, Italy
External ID	THUNDER_02

Gross Valuation		23,791,368
Capital Costs		-1,475,000
Net Value Before Fees		22,316,368

Less Stamp Duty	@2.00% Net Sale Price	431,234

Agents Fee	@1.00% Net Sale Price	215,617

Legal Fee	@0.50% Net Sale Price	107,809

Net Valuation		21,561,708
Say		21,560,000

Equivalent Yield		4.5%	True Equivalent Yield	4.6278%
Initial Yield (Valuation Rent)		5.2287%	Initial Yield (Contracted Rent)	5.2287%
Reversion Yield		4.8684%

Total Valuation Rent		1,291,884	Total Contracted Rent	1,291,884
Total Rental Value		1,274,355	Number of Tenants	2
Capital Value Per Area		761

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,291,884	-125,027	0	1,166,857	5.2287%	5.4041%
01/03/2023	894,735	-121,850	0	772,885	3.4633%	3.5396%
01/05/2023	1,291,884	-125,027	0	1,166,857	5.2287%	5.4041%
01/10/2023	1,291,884	-181,665	0	1,110,219	4.9749%	5.1335%
01/12/2023	397,149	-174,507	0	222,642	0.9977%	1.0039%
01/03/2024	0	-171,330	0	-171,330	-0.7677%	-0.7641%
01/05/2024	397,149	-174,507	0	222,642	0.9977%	1.0039%
16/05/2024	1,291,884	-181,665	0	1,110,219	4.9749%	5.1335%
01/12/2026	397,149	-174,507	0	222,642	0.9977%	1.0039%
01/02/2027	1,291,884	-181,665	0	1,110,219	4.9749%	5.1335%
01/05/2027	1,274,355	-183,423	0	1,090,932	4.8885%	5.0416%
01/12/2032	1,274,355	-187,897	0	1,086,458	4.8684%	5.0203%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Nippon Express Itali	Wareho	8		30/11/2032	Let - 3 to 6 Years	Hardcore (4.5%)	894,735	894,735	894,735	16,591,885	4.8641%	4.8641%	4.5000%	4.5975%
Cito Fresh Logistica	Wareho	152		30/04/2027	Let - 3 to 6 Years	Hardcore (4.5%)	397,149	397,149	379,620	7,199,483	4.9977%	4.9977%	4.5000%	4.4954%

DATE OFVALUATION

Date		1 01/10/2022	2 01/10/2023	3 01/10/2024	4 01/10/2025	5 01/10/2026	6 01/10/2027	7 01/10/2028	8 01/10/2029	9 01/10/2030	10 01/10/2031	TOTAL
Annual Cumulated Produdion - Quantity in kWh:
Produced energy		1,577,220	3,144,977	4,703,328	6,252,328	7,792,034	9,322,502	10,843,787	12,355,945	13,859,030	13,859,030	13,859,030
of which consumed		0	0	0	0	0	0	0	0	0	0	0
of which sold		1,577,220	3,144,977	4,703,328	6,252,328	7,792,034	9,322,502	10,843,787	12,355,945	13,859,030	13,859,030	13,859,030

Annual production - Quantity in kWh			(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(5.40)%
Produced energy		1,577,220	1,567,757	1,558,350	1,549,000	1,539,706	1,530,468	1,521,285	1,512,158	1,503,085	871,539	14,730,568
of which consumed		0	0	0	0	0	0	0	0	0	0	0
of which sold		1,577,220	1,567,757	1,558,350	1,549,000	1,539,706	1,530,468	1,521,285	1,512,158	1,503,085	871,539	14,730,568

												1,122,581

Cumulated annual revenues• Revenues in €
Produced energy		612,340	1,221,006	1,826,020	2,427,404	3,025,179	3,619,368	4,209,992	4,797,072	5,380,630	5,380,630	5,380,630
(!kWh of producer! energy (Incentives {onto Energiu)		0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388
of which consumed		0	0	0	0	0	0	0	0	0	0	0
(!kWh of consumer! energy (Suvings in the MO		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
of which sold		109,157	217,659	325,510	432,714	539,274	645,196	750,481	855,135	959,161	1,019,479	1,019,479
(!kWh of energy sold (to third purties)		0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.074	0.074

Total cumulated revenues		612,340	1,221,006	1,826,020	2,427,404	3,025,179	3,619,368	4,209,992	4,797,072	5,380,630	5,380,630	5,380,630
(!kWh of the totu/		0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388

Annual revenuesi - Revenues in €
Produced energy		612,340	608,666	605,014	601,384	597,776	594,189	590,624	587,080	583,558	338,366	5,718,996
(!kWh of producer! energy (Incentives {onto Energiu)		0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.388
of which consumed		0	0	0	0	0	0	0	0	0	0	0
(!kWh of consumer! energy (Suvings in the MO		0.180	0.180	0.180	0.180	0.180	0.180	0.180	0.180	0.180	0.180	0.000
of which sold		109,157	108,502	107,851	107,204	106,561	105,921	105,286	104,654	104,026	60,318	1,019,479
(!kWh of energy sold (to third purties)		0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069	0.069

Total Revenues		721,497	717,168	712,865	708,588	704,336	700,110	695,910	691,734	687,584	398,684	6,738,475
(!kWh of the totu/		0.457	o.457	o.457	o.457	0.457	o.457	o.457	0.457	o.457	0.457	0.457

Ordinary mainetenance of the plant		1.34%
General	1.00%	{15,772)	{15,984)	{16,198)	(16,415)	(16,635)	(16,858)	{17,084)	{17,312)	{17,544)	{17,780)	{167,581)
Ordinary	2.00%	{31,544)	{31,967)	{32,395)	(32,830)	(33,269)	(33,715)	{34,167)	(34,625)	{35,089)	{35,559)	{335,161)
Provision for extraordinary maintenance	0.50%	{3,607)	{3,586)	{3,564)	(3,543)	{3,522)	{3,501)	{3,480)	{3,459)	{3,438)	{1,993)	{33,692)

Total Management Costs		(50,924)	(51,536)	(52,158)	(52,787)	(53,426)	(54,073)	(54,730)	(55,396)	(56,071)	(55,332)	(536,434)
Average Management Cost

Total actual revenues		6.86%
Discount factor		0.9358	0.8758	0.8195	0.7669	0.7177	0.6716	0.6285	0.5882	0.5504	0.4821
Total Revenues		627,533	582,928	541,478	502,960	467,168	433,910	403,007	374,293	347,613	165,514	4,446,404

OPERATING MARKET VALUE WITH INCENTIVES	1-ott-21	4,446,404
RESIDUAL VALUE	1-ott-21	237,109
ROUNDED MARKET VALUE	1-ott-21	4,700,000

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Mozzecane 2, 27 Via I Maggio, Via I Maggio Mediana Dell’industria, Veneto
External ID	THUNDER_03

Gross Valuation		2,512,861
Capital Costs		-23,948
Net Value Before Fees		2,488,913

Less Stamp Duty	@2.00% Net Sale Price	48,095
Agents Fee	@1.00% Net Sale Price	24,047
Legal Fee	@0.50% Net Sale Price	12,024

Net Valuation		2,404,747
Say		2,400,000

Equivalent Yield		6%	True Equivalent Yield	6.2092%
Initial Yield (Valuation Rent)		-2.4999%	Initial Yield (Contracted Rent)	-2.4999%
Reversion Yield		6.7127%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		239,480	Number of Tenants	1
Capital Value Per Area		401

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-62,221	0	-62,221	-2.4999%	-2.4614%
01/07/2022	0	-69,294	0	-69,294	-2.7841%	-2.7363%
01/01/2023	239,480	-72,407	0	167,073	6.7127%	7.0041%

Yields Based On                    Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant	Wareho	9		30/06/2028	Vacant	Hardcore	(6%)	0	0	239,480	2,512,861	0.0000%	-2.4761%	6.0000%	6.6487%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Settala, Via Bellini, 32/34, Settala (MI)
External ID	THUNDER_14

Gross Valuation		12,457,187
Capital Costs		-9,201,271
Net Value Before Fees		3,255,916

Less Stamp Duty	@2.00% Net Sale Price	62,916
Agents Fee	@1.00% Net Sale Price	31,458
Legal Fee	@0.50% Net Sale Price	15,729

Net Valuation		3,145,813
Say		3,150,000

Equivalent Yield		5.35%	True Equivalent Yield	5.5151%
Initial Yield (Valuation Rent)		-1.8877%	Initial Yield (Contracted Rent)	-1.8877%
Reversion Yield		22.776%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		853,854	Number of Tenants	2
Capital Value Per Area		216

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-61,463	0	-61,463	-1.8877%	-1.8657%
01/07/2022	0	-66,652	0	-66,652	-2.0471%	-2.0212%
01/03/2023	0	-71,985	0	-71,985	-2.2109%	-2.1807%
01/09/2023	421,914	-77,470	0	344,444	10.5790%	11.3173%
01/10/2023	421,914	-106,672	0	315,242	9.6821%	10.2976%
01/11/2023	868,314	-110,243	0	758,071	23.2829%	27.1096%
01/07/2031	853,854	-112,287	0	741,567	22.7760%	26.4278%

Yields Based On                Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant - Future Don	Wareho	34.a		30/06/2031	Vacant	Hardcore	(5.35%)	0	0	431,940	6,318,303	0.0000%	-0.4921%	5.3500%	5.9432%
Vacant - Future Spe	Wareho	34.b		28/02/2029	Vacant	Hardcore	(5.35%)	0	0	421,914	6,138,884	0.0000%	-0.4947%	5.3500%	5.9629%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Settala (as if completed), Via Bellini, 32/34, Settala (MI)
External ID	THUNDER_14 (2)

Gross Valuation		15,422,317
Capital Costs		-45,892
Net Value Before Fees		15,376,425

Less Stamp Duty	@2.00% Net Sale Price	297,129
Agents Fee	@1.00% Net Sale Price	148,564
Legal Fee	@0.50% Net Sale Price	74,282

Net Valuation		14,856,449
Say		14,860,000

Equivalent Yield		4.5764%	True Equivalent Yield	4.7037%
Initial Yield (Valuation Rent)		-0.4335%	Initial Yield (Contracted Rent)	-0.4335%
Reversion Yield		4.8228%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		853,854	Number of Tenants	2

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-66,652	0	-66,652	-0.4335%	-0.4323%
01/04/2022	0	-71,985	0	-71,985	-0.4682%	-0.4668%
01/10/2022	421,914	-77,470	0	344,444	2.2401%	2.2718%
01/02/2023	868,314	-81,041	0	787,273	5.1200%	5.2881%
01/10/2023	868,314	-110,243	0	758,071	4.9301%	5.0858%
01/10/2030	853,854	-112,287	0	741,567	4.8228%	4.9717%

Yields Based On                Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Donati	Wareho	34.a		30/09/2030	Donati	Hardcore	(4.3%)	0	0	431,940	8,315,735	0.0000%	-0.4121%	4.3000%	4.5157%
Vacant - Future Spe	Wareho	34.b		31/03/2028	Vacant	Hardcore	(4.9%)	0	0	421,914	7,106,583	0.0000%	-0.4557%	4.9000%	5.1509%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Borgo San Giovanni A, Via Donatori di Sangue, 7 Borgo San Giovanni (LO)
External ID	THUNDER_16_A

Gross Valuation		6,332,855
Capital Costs		0
Net Value Before Fees		6,332,855

Less Stamp Duty	@2.00% Net Sale Price	122,374
Agents Fee	@1.00% Net Sale Price	61,187
Legal Fee	@0.50% Net Sale Price	30,594

Net Valuation		6,118,700
Say		6,120,000

Equivalent Yield		4.2%	True Equivalent Yield	4.3065%
Initial Yield (Valuation Rent)		3.5373%	Initial Yield (Contracted Rent)	3.5373%
Reversion Yield		4.4836%

Total Valuation Rent		334,967	Total Contracted Rent	334,967
Total Rental Value		395,685	Number of Tenants	1
Capital Value Per Area		696

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	334,967	-110,958	0	224,009	3.5373%	3.6169%
28/05/2030	395,685	-111,747	0	283,938	4.4836%	4.6121%

Yields Based On                Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Microdisegno	Wareho	36		27/05/2030	Let - 6 to 9 Years	Hardcore(4.2%)	334,967	334,967	395,685	6,332,855	3.5373%	3.5373%	4.2000%	4.4836%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Borgo San Giovanni B, Via Donatori di Sangue, 2, Borgo San Giovanni (LO)
External ID	THUNDER_16_B

Gross Valuation		3,060,630
Capital Costs		0
Net Value Before Fees		3,060,630

Less Stamp Duty	@2.00% Net Sale Price	59,143
Agents Fee	@1.00% Net Sale Price	29,571
Legal Fee	@0.50% Net Sale Price	14,786

Net Valuation		2,957,130
Say		2,960,000

Equivalent Yield		4.2%	True Equivalent Yield	4.3092%
Initial Yield (Valuation Rent)		-1.8478%	Initial Yield (Contracted Rent)	-1.8478%
Reversion Yield		4.308%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		190,890	Number of Tenants	1
Capital Value Per Area		698

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-56,556	0	-56,556	-1.8478%	-1.8267%
25/07/2022	199,374	-59,148	0	140,226	4.5816%	4.7159%
25/05/2033	190,890	-59,037	0	131,853	4.3080%	4.4266%

Yields Based On            Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Microdisegno S.r.l.	Wareho	37		24/05/2033	Let - 9 to 12 Years wBO	Hardcore (4.2%)	0	0	190,890	3,060,630	0.0000%	-1.8478%	4.2000%	4.3080%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Codogno, Via Palmiro Togliatti, Codogno (LO)
External ID	THUNDER_17

Gross Valuation		21,870,669
Capital Costs		0
Net Value Before Fees		21,870,669

Less Stamp Duty	@2.00% Net Sale Price	422,622
Agents Fee	@1.00% Net Sale Price	211,311
Legal Fee	@0.50% Net Sale Price	105,655

Net Valuation		21,131,081
Say		21,130,000

Equivalent Yield		4%	True Equivalent Yield	4.1002%
Initial Yield (Valuation Rent)		4.0416%	Initial Yield (Contracted Rent)	4.0416%
Reversion Yield		4.0764%

Total Valuation Rent		1,104,240	Total Contracted Rent	1,104,240
Total Rental Value		1,117,556	Number of Tenants	1
Capital Value Per Area		832

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,104,240	-220,317	0	883,923	4.0416%	4.1458%
01/04/2022	0	-211,483	0	-211,483	-0.9670%	-0.9612%
01/08/2022	1,104,240	-220,317	0	883,923	4.0416%	4.1458%
01/04/2033	1,117,556	-226,011	0	891,545	4.0764%	4.1825%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Number 1 Logistics	Wareho	38		31/03/2033	Let -3 to 6 Years	Hardcore	(4%)	1,104,240	1,104,240	1,117,556	21,870,669	4.0416%	4.0416%	4.0000%	4.0764%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Santa Palomba 2, Via degli Agrostemmi, 00134 Roma RM, Italy
External ID	THUNDER_28

Gross Valuation		22,136,085
Capital Costs		0

Net Value Before Fees		22,136,085

Less Stamp Duty	@2.00% Net Sale Price	427,750

Agents Fee	@1.00% Net Sale Price	213,875

Legal Fee	@0.50% Net Sale Price	106,938

Net Valuation		21,387,522
Say		21,390,000

Equivalent Yield		4.8%	True Equivalent Yield	4.943%
Initial Yield (Valuation Rent)		4.2507%	Initial Yield (Contracted Rent)	4.2507%

Reversion Yield		4.9564%

Total Valuation Rent		1,388,197	Total Contracted Rent	1,388,197
Total Rental Value		1,546,450	Number of Tenants	1
Capital Value Per Area		726

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,388,197	-447,247	0	940,950	4.2507%	4.3661%
01/03/2022	0	-429,201	0	-429,201	-1.9389%	-1.9156%
01/05/2022	1,388,197	-447,247	0	940,950	4.2507%	4.3661%
01/05/2025	1,546,450	-449,305	0	1,097,145	4.9564%	5.1138%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Ceva	Wareho	56		30/04/2025	Let - 3 to 6 Years (wBO)	Hardcore (4.8%)	1,388,197	1,388,197	1,546,450	22,136,085	4.2507%	4.2507%	4.8000%	4.9564%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Santa Palomba 1, Via degli Agrostemmi, 00134 Roma RM, Italy
External ID	THUNDER_29

Gross Valuation		4,295,249
Capital Costs		0
Net Value Before Fees		4,295,249

Less Stamp Duty	@2.00% Net Sale Price	83,000
Agents Fee	@1.00% Net Sale Price	41,500
Legal Fee	@0.50% Net Sale Price	20,750

Net Valuation		4,149,999

Say		4,150,000

Equivalent Yield		4.85%	True Equivalent Yield	4.9988%
Initial Yield (Valuation Rent)		4.8973%	Initial Yield (Contracted Rent)	4.8973%

Reversion Yield		4.9091%	Total Contracted Rent	323,329

Total Valuation Rent		323,329	Number of Tenants	1
Total Rental Value		323,843
Capital Value Per Area		605

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	323,329	-112,978	0	210,351	4.8973%	5.0510%
01/03/2022	0	-108,774	0	-108,774	-2.5324%	-2.4929%
01/05/2022	323,329	-112,978	0	210,351	4.8973%	5.0510%
01/05/2025	323,843	-112,984	0	210,859	4.9091%	5.0635%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Ceva	Wareho	57		30/04/2025	Let - 3 to 6 Years (wBO)	Hardcore (4.85%)	323,329	323,329	323,843	4,295,249	4.8973%	4.8973%	4.8500%	4.9091%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Pomezia 3, Via delle Monachelle, 106-110, 00040 Pomezia RM, Italy
External ID	THUNDER_32

Gross Valuation		3,913,218
Capital Costs		0
Net Value Before Fees		3,913,218
Less Stamp Duty	@2.00% Net Sale Price	75,618
Agents Fee	@1.00% Net Sale Price	37,809
Legal Fee	@0.50% Net Sale Price	18,904
Net Valuation		3,780,887
Say		3,780,000

Equivalent Yield		4.65%	True Equivalent Yield	4.7865%
Initial Yield (Valuation Rent)		-1.1788%	Initial Yield (Contracted Rent)	-1.1788%

Reversion Yield		4.6961%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		232,928	Number of Tenants	1
Capital Value Per Area		855

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-46,130	0	-46,130	-1.1788%	-1.1702%
01/05/2022	252,000	-48,146	0	203,854	5.2094%	5.3835%
01/09/2027	232,928	-49,158	0	183,770	4.6961%	4.8373%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Fema Logistica e Tra	Wareho	61		31/08/2027	Let - 3 to 6 Years OverRente d	Hardcore (4.65%)	0	0	232,928	3,913,218	0.0000%	-1.1788%	4.6500%	4.6961%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Pomezia 4, Via Laurentina, KM 23,500, 00040 Pomezia RM, Italy
External ID	THUNDER_33

Gross Valuation		3,547,005
Capital Costs		0
Net Value Before Fees		3,547,005
Less Stamp Duty	@2.00% Net Sale Price	68,541
Agents Fee	@1.00% Net Sale Price	34,271
Legal Fee	@0.50% Net Sale Price	17,135
Net Valuation		3,427,058
Say		3,430,000

Equivalent Yield		4.5%	True Equivalent Yield	4.6266%
Initial Yield (Valuation Rent)		3.8734%	Initial Yield (Contracted Rent)	3.8734%

Reversion Yield		4.6071%

Total Valuation Rent		187,051	Total Contracted Rent	187,051
Total Rental Value		213,418	Number of Tenants	1
Capital Value Per Area		968

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	187,051	-49,663	0	137,388	3.8734%	3.9690%
01/05/2025	213,418	-50,005	0	163,413	4.6071%	4.7428%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
SDA Poste Italiane	Wareho	62		30/04/2025	Let - 3 to 6 Years (wBO)	Hardcore (4.5%)	187,051	187,051	213,418	3,547,005	3.8734%	3.8734%	4.5000%	4.6071%

Appendix D Market Research

19

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

MARKET COMMENTARY

MACRO-ECONOMIC OVERVIEW - ITALY

In the first months of the year, the international scenario was characterised by a recovery in world trade and a progressive improvement in production, albeit with heterogeneous timing and rhythms between countries.

In the first quarter of 2021, the gross domestic product expressed in chain-linked values with the reference year 2015, corrected for calendar effects and seasonally adjusted, increased by 0.1% compared to the previous quarter and decreased by 0.8% compared to the first (source Istat).

The perspectives for the Italian economy remain particularly positive and are confirmed by the strong recovery in consumer and business confidence. In June, there was a marked increase in consumer confidence for all components. The index of business confidence in June increased for the seventh consecutive month in manufacturing and, above all, in services. In the period from March to May, the level of industrial production has also increased compared to the previous three months (source Istat).

In the labour market, the signs of improvement in employment have strengthened, mainly driven by fixed-term employment, with a gradual reduction in the share of inactive persons and a marginal unemployment decline (source Istat).

The consumer confidence index increased again in September after a slight drop in August, reaching its highest level of the past decade at 119.6 points, thanks to an improved view of the economic situation. The retail business confidence index decreased to 106.8 points in August but remained in line with the 2019 average. The August 2021 retail sales figures show a positive trend, driven by non-food products.

Consumer confidence and retail sales

Source: ISTAT, 2021

For Italy, sustained GDP growth is expected both in 2021 (+ 4.7%) and in 2022 (+ 4.4%) (source Istat). This scenario includes the effects of the progressive introduction of the interventions envisaged by the National Recovery and Resilience Plan (PNRR).

Even according to the Bank of Italy, the growth of the Italian economy is expected to strengthen decisively in the second half of 2021, reaching around 5% according to the latest forecasts (July 2021), and would continue at a high pace over the next two years. Pre-pandemic activity levels would be recovered within the next year. Oxford Economics also comes in with similar forecasts.

The medium-term forecasts give hope for a combination of macroeconomic circumstances unique in Italian history in the last 50 years (low interest rates despite very strong growth, with monetary and fiscal policies both tuned to strong expansion throughout 2022). The Bank of Italy assumes that the overall budget policies will help raise the level of GDP by about 4 percentage points in the three-year forecast. Half of this impact on growth can be applied to the effects of the PNRR.

MARKET COMMENTARY	2	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

The consolidation of the Draghi government until 2023 and the completion of the initial implementation phase of the PNRR and relative reforms would have the effect of more than doubling the potential growth rate (therefore net of short-term fluctuations), helping to mitigate the Italian structural problem of low growth. Potential growth would in fact go from 0.6% pre-pandemic to 1.4% (Ministry of the Economy), therefore with significant long- term effects on the Italian economy and on sectors, such as the CRE, which are highly dependent on economic growth.

GDP evolution in Italy (cyclic variation) and annual projections

Source: Istat. Forecasts: Oxford Economics

MARKET COMMENTARY	3	C

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ITALIAN LOGISTICS MARKET

OVERVIEW

The logistics market in Italy has evolved considerably over the last decade or so. As demand for high quality logistics space has developed over this period, this sub sector has become increasingly distinct from the industrial buildings market, with the former accommodating major companies seeking strategic hubs for their operations, and the latter accommodating companies with a stronger emphasis on production.

In our view, prime logistics stock consists of buildings which are well located, of modern specifications, have internal floor-to-ceiling heights of at least 10m, have ample raised loading bay provision (1 loading dock to <1,000 sqm, preferably 1 to every 800 sqm) and office accommodation of a high standard (preferably less than 5% of the total floor area). In addition, we consider Class A properties to have a yard depth of at least 35m and a site coverage ratio of less than 50%.

Source: CBRE Research

Market factors determine that prime locations for logistics buildings are those which are near both major road routes and the main distribution markets in the Country.

Of all of the logistics stock in Italy, we estimate that around 70% of this is located in the north west of the country, with around 15% located in the north east, 10% in the centre, and 5% in the south. This reflects the fact that the North accounts for the majority of economic activity in Italy, but also that the north benefits from being geographically closer to the rest of Europe.

Further information on the main logistics markets in the north are provided below, but we consider that the prime logistics nodes are situated around the following cities: Milan (with Piacenza being a part of the Milan’s logistics market), Verona, Bologna, Naples and Rome. Prime regional markets are Turin and Florence and Secondary regional markets are Pescara-Chieti, Bari and Catania.

The table below provides the main macro market indicators at a country level.

ITALIAN LOGISTICS MARKET	4	C

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Logistics sector key data, Italy

	Q3 2019	2019	Q3 2020	2020	Q3 2021
Vacancy rate (%)	2.8%	2.8%	2.6%	2.6%	2.6%
Take-up (,000 sqm)	459,000	1,875,000	720,000	2,220,000	425,000
Prime rent Milan (€ sqm/y)	56	56	57	57	57
Secondary rent Italy (€ sqm/y)	46	46	47	47	47
Prime rent Rome (€ sqm/y)	56	56	57	57	58
Prime net yield (%)	5.30%	5.20%	5.10%	5.00%	4.35%
Logistics Investment (€ M)	191,7	1,360	500	1,410	900

Source: CBRE Research, Q3 2021. Net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

Logistics assets in Italy are more related to the motorway network rather than to the railways due to lack of high capacity railway lines. Main intermodal hubs are the ones located on the railway lines from the port cities of Genoa and Venice.

Relevant logistics stock is in the periphery of industrial and light industrial districts. There is a high concentration of warehouses along the major east-west communication viability: A4 Motorway “Turin – Milan – Venice” and the major north-south communication viability: A1 Motorway “Milan – Rome”. Improvements carried out over the last few years (and some projects still underway) to the northern viability infrastructure have facilitated movement between the cities of Milan, Bergamo and Brescia, which together create a major economic hub nationwide. Major concentration of warehouses is found at the junction of major motorways, being the A1, A4, A8, A9, A21, A35, A51 and A55.

The most consistent stock is located in the Piacenza area, some 40 km south of Milan and considered to be within the Milan logistics market. Logistics stock is concentrated especially among main motorways, such as A4 Turin-Venice and A1 Milan-Naples. Piacenza benefits from a barycentre position at a key access route for all directions, being along the A1 “Milan-Rome” motorway and the A21 “Turin-Brescia” motorway. Both the A4 and A21 start from Turin in northwest Italy; the A4 passes through northern Milan, while the A21 bypasses Milan to the south, connecting with the A4 at Brescia. Important stock is also along Milan’s external ring road, encircling the city.

COVID-19 Impact

The COVID 19 outbreak is likely to drive a shift in consumption habits and lead to higher e commerce penetration in the long term. When consumer spending recovers, this could lead to an acceleration in the use of online channels for shopping a scenario that would have clear real estate implications for logistics operators.

In the medium term, the disruption of supply chains and the economic downturn now underway will start to impact demand for logistics space if production decisions are permanently revised downwards by firms. When demand is structurally low, the optimal level of inventory shrinks (for a given storage capacity and cost), which would then affect rental growth.

While a prolonged cessation of activity in the construction sector might induce developers to adopt a “wait and see” approach for new Build to Suit (BTS) launches, CBRE has not yet detected any such sentiment. However, should the slowdown persist, speculative developments will suffer more due to increased pressure on financial resources.

ITALIAN LOGISTICS MARKET	5	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

CBRE believes that this period could represent a window of opportunity for major logistics occupiers to redefine their presence in the market by adopting cash generating strategies such as sale and leasebacks or by investing in e commerce and urban delivery components that displayed weakness during the outbreak.

ITALIAN LOGISTICS MARKET	6	C

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OCCUPATIONAL MARKET

Stock and developments

The Italian Logistics stock is estimated to be in the region of 22,471,906 sq m. Over the past few years the new stock has mainly been driven by non-speculative development activity (Pre-let and/or BTS) while speculative development was almost flat. In the second part of 2017 the trend has reverted, and speculative development showed signs of a timid recovery. Over the 2018, the speculative activity has slowly continued but with a marginal share on the total pipeline. In 2019, the speculative share was nearly 25% on the total completions (some 900,000 sqm). In the first half of 2021 some 452,00 sqm were completed, of which 193,000 speculative development (43%), while approximately 1.2 million sqm are under construction, reaching a total 1.67 million sqm as shown in the graph below:

Logistic Completions Historical Series, Pipeline and Vacancy Rate

Source: CBRE Research, Q3 2021

Even with high development the vacancy contraction is going ahead. The estimated vacancy rate within the market has decreased over the past two years, arriving at around 2,6%, stable. Vacancy rates remain stable from the beginning of 2020.

Occupiers

Despite a slowdown in absorption volumes in the third quarter of 2021 compared with the previous quarter, take-up reached a new record in the first nine months of the year, driven by demand for last-mile facilities.

In the first nine months of 2021, take up reached a record value of over 1.6 million sqm, up 3% compared with the same period of 2020.

Absorption volumes in Q3 amounted to 425,000 sqm, down 25% on the previous quarter and 40% on the same quarter of 2020. Compared to Q2 2021, the number of transactions increased, particularly for properties under 10,000 sqm, which represented 70% of Q3 operations. The high proportion of small properties over the total number of transactions is the result of the increase in demand for last-mile properties, which accounted for 24% of Q3 operations. This trend is likely inclined to the growth in demand for omnichannel retail spaces, which absorbed 49% of volumes in Q3.

ITALIAN LOGISTICS MARKET	7	C

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The more consolidated markets continue to concentrate most of the volumes, with the Milan area responsible for 45% of take-up. At the same time, demand in secondary markets is growing, with a 25% contribution to the total absorption volumes since the beginning of the year, reflecting the occupiers needs of expansion throughout the country in order to get closer to end-customers.

The absorption of speculative developments remains limited, but it is expected to grow in Q4. The benchmark for the prime rent and the vacancy rate remained both stable, at €57/sqm/year and 2.6% respectively.

Take-up Industrial & Logistics

Volume, 2010-Q3 2021

Source: CBRE Research, Q3 2021

Logistic take-up by business sector

Source: CBRE Research, Q3 2021

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Prime Rents

In 2021 prime rents remained stable in core markets, at €57/sqm/year, and good secondary locations, standing at €47/sqm. Specifically, in core markets, prime rent is at €57/sqm p.a. in Milan, €58/sqm in Rome -, €54/sqm p.a. in Bologna, €52/sqm p.a. in Veneto and €50/sqm p.a. in Naples.

Prime logistics rent in Core Milan are higher than the Greater Milan level (47 €/sqm p.a.) where a larger availability of stock is located. The Core area is characterised by a lack of supply driven by the scarce speculative development activity since the beginning of the recession (2009) and by the high density of the built areas that have not allowed many wide developments. Thanks to the changes in demand’s levels throughout the past years which are driving up demands for both BTS and Retail warehouse and parcel delivery centres, the rental levels rose arriving to €57/sqm p.a.. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42 to €47/sq m p.a. in the last 5 years.

Prime Rental Values Evolution (€/sqm p.a.) – Italy

Source: CBRE Research, Q3 2021

Typically, rental values follow a cyclical pattern. Current rents in Milan, together with several other prime European logistics locations, are considered to be within the growth part of the cycle, with good room still to grow. Over the last three years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2019, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42/sqm in 2017, up to €46/sqm per year in 2019, and €47/sqm p.a. in Q2 2020 – stable since.

The market continues to be tenant favourable, and the incentives are confirmed around to 3-12 months on a standard lease duration of 6+6 or 9+6 years (free rents and others contribution) depending on building’s features and desirability.

INVESTMENT MARKET

Investments

The Italian logistics market is seeing record investment volumes, supported by continuous growth in occupiers’ demand, a global trend fuelled by the expansion of e-commerce. Foreign investors are consolidating their presence in Italy with large portfolio acquisitions, for which there is significant compression of initial yields.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Logistics market investment volumes for the first nine months of 2021 came in at €1.52 billion, surpassing the results for the full-year 20 and increasing by 94% compared with the same period last year.

With over €900 million of investment (+75% YoY), Q3 was one the largest quarter on record for the Italian market in terms of investment volumes, mainly due to large portfolio acquisitions, which accounted for 69% of volumes in the last quarter.

Strong competition in the purchasing of logistics real estate has compressed yields in both the prime markets (- 15 bps compared with Q2) and the good-secondary markets (-40 bps). Core investment opportunities are still the most sought after, although there has been increasing appetite for vacant properties or properties with limited WALBs. Developments promoted by institutional investors continue to grow, with speculative initiatives making up an increasing proportion of the total pipeline.

Industrial & Logistics investments

Volume, 2011 – Q3 2021

Source: CBRE Research, Q3 2021. Please note that net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

The market is becoming increasingly diversified, a trend that is reflected in greater asset customization, asset typologies, lease terms and a wide spread of rental levels.

From an asset class dominated by specialist investors, Italian logistics is now becoming the target of institutional generalist investors. Albeit still driven mostly by foreign investors we now see the first significant contribution of domestic institutional capital.

The good performances of speculative developments in terms of absorption are encouraging a growing number of investors to carry on such initiatives, trying to cope at the same time with the limited availability of opportunities for standing investments and the ongoing yield compression further exacerbated by increasing competition. At the moment the speculative pipeline represents the 28% of the total sqm expected to be developed by the end of the year.

In Q3 2021 prime yields decreased by 15 bps with respect to previous quarter, reaching 4.35%. A further reduction in the coming months is expected to concern both prime and good secondary locations, converging toward the record-low levels reached in northern Europe, reflecting the investors’ competition to purchase logistic assets in Italy.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Scarcity of stabilized assets and the need for greater yields push institutional investors toward speculative development opportunities, further sustained by the strength of occupier’s demand. Speculative projects currently account for 43% of completions during the first half 2021, with a total of 193,000 sqm.

Warehouse’s customization and technologic components are becoming increasingly important, with BTS developments accounting for 58% of the current development pipeline of 2021.

In 2020 there were several transactions registered on the market that influenced the compression of prime yield, reaching 4.35% in Q3 2021.

Main transactions registered in 2021 include the following.

Tristan Portfolio: comprised a portfolio of 7 buildings acquired by GLP, from Tristan Capital Partners for a total price of € 156,000,000. The buildings are situated in Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM) comprising a total of 200,000 sqm – built between 2007 and 2018. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). We understand the buildings were let to various tenants and had a remaining WALB <6y at the time of transaction. Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

Anzola (BO): Logistic asset situated in Core Bologna of some 32,246 sqm, was acquired by CBRE Global Investors from Food Managers Group Immobiliare S.r.l. for a total price of €28,450,000. The transaction recorded a yield of 5.38%. We understand the property is fully let to two tenants: Conad, the major Italian supermarket food chain, and Unilog, the Italian third-party logistics provider active in the food distribution sector at €53/sqm p.a. and had a remaining WAULT of 5 years when acquired.

CBRE GI Torino: 3 Logistic assets situated close to Turin of a total GLA of 154,000 sqm were acquired by CBRE Global Investors from Dea Capital Sgr, for €127,000,000 as a core plus investment, reflecting a yield of 4.80%. One asset is the Distribution Centre of Michelin, one is let to Susa Trasporti, and the third was vacant at the time of transaction.

PGIM Lodi: PGIM Real Estate purchased a grade A, fully let, logistic asset in Lodi (LO) of some 40,000 sqm, for €30,000,000 as core investment, reflecting a yield of 5.00%.

Furthermore, we would also highlight two ongoing portfolio deals, Century and Pluto:

We understand that Blackstone has put on the market the Century Portfolio, a 10-asset portfolio totalling 230,700 sq m spread across northern Italy and concentrated in and around Milan. The portfolio was acquired and repositioned by Blackstone in order to create a Class A, long-let industrial portfolio anchored by bluechip logistics providers, including TNT-FedEx, DHL and Carrefour. One third of the portfolio is of fairly recent construction (under 10y old), while the remaining part is between 10 and 24 years old. The properties are 100% let to 8 tenants with good to strong covenants. The weighted average lease length to expiry is 8.8 years, while to break is 4.8 years. The portfolio has been sold in Q3 2021 with a NIY (NOI/NPP) equal to 4.40%.

Segro portfolio (Pluto) concerns a portfolio comprised of 6 urban logistics assets in northern Italy within the surroundings of major cities (Milan, Verona, Padua, Parma and Florence). The portfolio is 100% let to 2 tenants only, with 5 assets totalling 55,700 sqm let to a major e-commerce operator and the remaining one to a manufacturer and supplier of paper products. We understand that the assets are mainly small-sized warehouses with both truck van docks to provide last mile logistics services. Furthermore, 5 out of 6 buildings have been recently constructed or totally refurbished to suit the current tenant’s business activities. The portfolio WAULT is 8,5 years with no break options. Negotiations closed in Q3 2021 and the portfolio has been sold with a NIY equal to 3,9% considering the 8-years of secure income, the strong tenant covenants, and good locations close to main cities, with half of the portfolio within prime markets.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

During 2021, prime yield decreased by 65 bps, from 5.00% in Q4 2020 to 4.35% in Q3 2021. We consider the prime yield to be associated with a Class A building, located in the best location with short distance from main motorways, fully let on a 6+6 years basis to a tenant of strong standing. We consider a compression of yields in the case the asset presents better characteristics in all the aforementioned areas. For assets of lower quality, or shorter WAULT periods and or locations not along the main motorways, we would consider a higher yield. For the Italian logistics market, we consider the area east of Milan to reflect the strongest yields. In terms of ranking, we consider the Milan logistics market (which includes Piacenza) to be the top, followed by Bologna, Veneto, Rome, then Naples.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

TRANSACTION EVIDENCE

As a general comment on Market Evidence, we highlight that the Italian market lacks transparency. As such, it is difficult to collect complete and exhaustive information regarding investment deals throughout the country.

Transaction Evidence Table

#	Date	Portfolio/Asset Name	City / Region	Buyer / Seller / Description	Area (SQM)	WAULT	Sale Price	Price / SQM	NOI/ NET PP	Deal Analysis and Additional Comments
1	Q1 2019	Wolt Portfolio (6 assets)	Settimo Torinese, Rome, Grassobbio, Portogruaro, Santa Palomba	Seller: Wolt Purchaser: KKR (Roundhill) Tenant: Various (Couriers)	62,000	n.a.	€31,500,000	€508	<8.00%	Portfolio of 6 small assets (size varies from 2,000 sqm to 20,000 sqm), of which 2 were vacant when transacted. Main occupier is TNT.
2	Q1 2019	SDA Mini Hub	Bergamo (BG)	Seller: Listed Property Company Purchaser: Carlyle Real Estate Sgr Spa Tenant: SDA Courier	5,100	n.a.	€5,750,000	€1,127	5.86%	Courier warehouse, GIY 6.50%
3	Q4 2019	Siziano_PLD	Siziano (MI)	Seller: Prologis Purchaser: Carlyle Tenant: Vacant	20,840	n/a	€16,500,000	€792	5.70%	Vacant asset. Yield on a reversionary basis, considering an asking rent of €50/sqm
4	Q4 2019	Liscate_S&LB Multilogistics	Liscate (MI)	Seller: Multilogistics Purchaser: Eurozon Logistics Fund Tenant: Multilogistics	14,830	6	€13,700,000	€924	5.30%	Sale and Lease Back transaction of an asset within the Milan Core Market; 100% occupied by Multilogistics.
5	Q4 2019	FCF	Various	Purchaser: Blackstone (Mileway) Tenant: Various	45,500	< 7y	€26,900,000	€591	6.50%	8 assets in Bergamo, Treviso, Brescia, Novara, Turin. 7 occupied. IP NOI 1,750k. Price estimated

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6	Q4 2019	CEF	Various	Seller: CEF Purchaser: Blackstone (Mileway) Tenant: CEF	90,900	> 15y	€80,000,000	€880	5.70%	S&LB portolio transaction including 12 assets across Italy (Rome, Brescia, Bergamo, Vicenza, Bari). IP NOI 4,600k. Most of the assets are temperature-controlled warehouses. CEF is a company operating in the Pharma sector and its main business is medicine/general PC product distribution to drugstores. 15y WALB.
7	Q4 2019	Barings_Cavenago/Cambiago	Cavenago & Cambiago (MB) / Lombardy	Seller: Esprinet Purchaser: Barings Tenant: Exprinet	90,200	> 6y	€79,100,000	€877	5.70%	Sale and Lease back of two assets within the Milan Core Logistics Market. Both assets let to an Italian company on a long-term lease.
8	Q1 2020	Nuveen Portfolio	Chiari (BS) / Vigasio (VR)	Seller: Private - Chiari / Serenissima SGR - Vigasio Purchaser: Elof Italy Management Sicaf spa (Nuveen Real Estate) Tenant: Conad - Chiari / Arcese - Vigasio	91,600	> 6y	€80,000,000	€873	6.40% (Chiari) 5.97% (Vigasio)	Acquisition of a small portfolio including a large-sized (68k sqm) distribution hub in Chiari, 100% let to Conad, a major Italian supermarket chain, and an asset under construction pre-let to Arcese (8y WALB) in Vigasio.
9	Q1 2020	CBRE GI Portfolio	Turate (CO) / Castrezzato (BS)	Seller: Techbau Purchaser: CBRE Global Investors SGR Tenant: Kasanova / TBD	40,000	9y	€32,000,000	€800	5.75%

CBRE GI acquired obo Logistics Venture Fund a Grade A single-dock distribution facility in the province of Como, 100% let to Kasanova

- an Italian home goods retailer. 9y lease contract. Along with the Turate property, CBRE GI acquired also a landbank for a 80,000 sqm warehouse in Castrezzato (BS). Price for the land was not disclosed.

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10	Q2 2020	Allianz Portfolio	Binasco (MI), Massalengo (LO), Ospitaletto (BS)	Seller: AF Purchaser: Investitori Sgr (Investitori Logistic Fund, Allianz)	139,440	9y	€110,000,000	€789	5.50%	Allianz RE, OBO several Allianz group companies, acquired a portfolio in an off- market transaction. The deal regards the purchase of a brand-new building (Binasco - 29,440 sqm) + the forward purchase of 2 developments (Massalengo and Ospitaletto both 55,000 sqm) to be started. The assets will be 100% income producing upon acquisition (+15m rental guarantee from the Vendor).
11	Q3 2020	Liscate - Single Asset	Liscate (MI)	Seller: LaSalle IM Purchaser: AXA Tenant: DHL	46,500	4.5y	€35,500,000	€763	< 5.20%	Acquisition of a portion of a wider logistic complex fully let to DHL within the Milan Core Market.
12	Q3 2020	Thunder II Milano & Rome Portfolio	Vignate (MI), Monterotondo (RM)	Seller: n.a. Purchaser: Kryalos Sgr (Thunder II fund, Logicor (Blackstone)) Tenant: Logita (Vignate) - Ceva (Monterotondo)	35,000	n.a.	€14,200,000	€430	n.a.	Kryalos acquired obo Thunder II Fund, 2 logistics assets in Vignate (Milan East) and Monterotondo (North of Rome). Both assets are 100% let to 3PL operators and in prime market locations. Old buildings and low asset quality. Vignate warehouse included 23,000 sqm of GLA and comprised 8.2 million of the whole deal.
13	Q4 2020	SDA Brescia - Single Asset	Brescia (BS)	Seller: FAP Investments Purchaser: Savills IM Tenant: SDA	5,200	n.a.	€7,500,000	€1,442	5.50%	Savills acquired a BTS for SDA (Poste Italiane Group) in Brescia. The building is a small- sized courier facility fully let to SDA. Price Estimate.
14	Q4 2020	Venus Fund	Bergamo (BG),Tivoli (RM), Brescia (BS)	Purchaser: Kryalos (Venus Fund) Tenant: Various	120,000	n.a.	€80,000,000	€ 667	6.70%	Acquisition over the year of 3 assets in Rome and Milan core markets. The Bergamo deal includes 3 buildings (47k sqm) fully let to an established tech company. The Tivoli deal regards a last-mile hub comprising 7 buildings occupied by 3PLs and couriers. The last deal (Brescia) was closed in December 2020 and comprises 2 buildings fully let to a production company (machinery and metallurgy).

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15	Q4 2020	Eurozone	Brembate (BG)	Seller: Prologis Purchaser: BNP Paribas REIM Sgr (Eurozon Logistics Fund) Tenant: Transmec	27,269	n.a.	€25,700,000	€942	5.20%	The transaction is part of the Eurozone Logistic Fund (ELF), which priorly in November concluded the acquistion of a logsitic warehouse in Agnani. We understand the logistic warehouse in Brembate is of recent contruction and fully let to a transportation&logistic company on an estimated rental income of 1.4 million p.a. (NOI 1.25 million p.a.)
16	Q4 2020	I&L Development in Castrezzato (BS)	Brescia (BS)	Purchaser: CBRE GI Developer: Techbau	40,000	n.a.	€21,700,000	€543	n.a.	I&L development, inlcuding a land plot of some 90,000 sqm. We understand construction costs are in the range of 400 euro/sqm.
17	Q1 2021	Eurocomps Portfolio	Siziaono (PV) Tavazzano (LO)	Seller: Eurocomps Tenant: Various Purchaser: Kryalos Sgr (Fondo Thunder II, Logicor (Blackstone))	n.a.		€21,400,000	n.a.	5.20%	3 Grade A Logistic asset in southern Milan: 2 in Siziano and 1 in Tavazzano (the latter being vacant).
18	Q1 2021	Tristan portfolio/ Celio Fund	Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM)	Seller: Tristan Capital Partners Tenant: Various Purchaser: GLP	200,000	<6y WALB	€156,000,000	€780	< 4.50%

It is a portfolio of 7 blds – built between 2007 and 2018 - in 5 locations. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset

– Roncello - is basically vacant). Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

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19	Q1 2021	Anzola Asset	Anzola (BO)	Seller: Food Managers Group Immobiliare S.r.l. Tenant: Conad & Unilog Purchaser: CBRE GI	32,246	5	€28,450,000	€882	5.38%	Grade A logistic warehouse, rent at €53/sqm, fully let
20	Q1 2021	Fondo Venus - 3 assets	Colognola Ai Colli (VR); Ghisalba (BG); Martinengo (BG)	Seller: Performance in lighting Group Tenant: n.a. Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	39,000	n.a.	€18,000,000	€462	8.60%	Grade B, Industrial assets.
21	Q2 2021	Fondo Venus - 2 Last Mile assets	Crespellano (BO) Prato (PO)	Seller: Transmec Tenant: n.a. – e commerce Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	17,000	n.a.	€12,500,000	€735	6.00%	The two last mile warehouses situated in Crespellano and Prato are added to the Venus Portfolio, counting 20 assets located mostly in Northern Italy, comprising 200.000 sqm.
22	Q2 2021	PGIM Faenza	Faenza (RA)	Seller: CBRE GI Sgr (European Industrial Fund) Tenant: n.a. Purchaser: PGIM Real Estate	45,171		€28,600,000	€633	Conf.	Grade A warehouse, fully let in Greater Bologna
23	Q2 2021	CBRE GI Torino	2 Assets in Torino, 1 in Orbassano (TO)	Seller: DeaCapital Sgr (GreenOak Europe Fund VI (BentallGreenOak)). Tenant: Michelin, Vacant, Susa Trasporti Purchaser: CBRE GI	154,000	n.a.	€127,000,000	€825	4.80%	Three Grade A assets, two logistic warehouses and one distribution warehouse. We understand one was vacant at the time of transaction. Rental income is €40/sqm p.a. for the Michelin Distribution Centre and €60/sqm p.a.

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24	Q2 2021	Penny Market	Arborio, Vercelli	Seller: Private Tenant: Penny Market Purchaser: Exter EQT	15,000	n.a.	€10,500,000	€700	6.50%	Distribution & Logistic Warehouse fully occupied by Penny Market was acquired by Exter EQT for a Capital Value of €700/sqm.
25	Q2 2021	DHL Portfolio Mileway	Roma (RO), Pomezia (RO); Cerro al Lambro (MI)	Seller: DHL Tenant: DHL Purchaser: Kryalos Sgr (Mileway (Blackstone))	32,141	n.a.	€16,400,000	€510	5.90%	S&LB portfolio of 3 assets, 2 in core Rome and one in Core Milan. We understand 1 asset BTS, 1 Speculative Development and 1 asset Last Mile. Assets are fully let to DHL which have a rolling break option agreement.
26	Q2 2021	PGIM Lodi	Lodi (LO)	Seller: n.a. Tenant: n.a. Purchaser: PGIM Real Estate	40,000	n.a.	€30,000,000	€750	5.00%	PGIM Real Estate acquired a Distribution & Logistic warehouse in Lodi, as a Core Investment. We understand the property is fully let.
27	Q3 2021	Segro Last-mile Portfolio (Pluto)	Milan, Verona, Padova, Firenze, Parma	Seller: Segro Purchaser: TBD Tenant: Confidential	55,700	8.5y	€127,500,000	€2,288	3.90%	Portfolio comprising 6 last-mile assets, 100% let with long lease terms. Estimated Rental Income is > 5 million
28	Q3 2021	Blackstone (Centurty) Portfolio	Core and Greater Milan, Verona(VE), Cherasco	Seller: Kryalos Sgr (Logicor/Blackstone) Purchaser: TBD Tenant: TNT FedEx, DHL, AF Logistics, & others	230,700	8.8y	€260,000,000	€1.127	4.40%	Logistics portfolio comprising 10 assets across northern Italy, mainly around Milan. 100% occupancy by 8 tenants with good covenants. WALT 8.8y, WALB 4.8Y. Price and yield estimated.

Source: CBRE Research, Q3 2021

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LOCAL MARKET COMMENTARY

MILAN LOGISTICS MARKET

The Lombardy Region with its 12 provinces (Milan (capital), Bergamo, Varese, Brescia, Como, Monza e Brianza, Cremona, Lecco, Lodi, Mantova, Sondrio, and Pavia) is most attractive industrial area in Italy, due to its strategic location in the industrialized and affluent northern Italy and its excellent accessibility in all directions, including Europe. It is bordered by Piedmont, Switzerland, Trentino-Alto Adige, Veneto and Emilia-Romagna.

With is 10 million inhabitants, the Lombardy Region comprises almost 16.5% of the entire Italian population. Lombardy has a modern road, rail and air infrastructure, ideal for distribution, which converge at Lombardy’s capital of Milan. Milan also benefits from three international airports each with major cargo facilities: Malpensa Airport to the north of Milan’s city Centre, Linate Airport to the south and Orio al Serio Airport (in Bergamo) to the east.

All major national and international rail lines pass through the capital city of Milan, with connections also to Italy’s major ports in Genova and Venice and throughout Europe; important intermodal hubs have been established along these lines. Due to its strategic position, the primary logistics market of Lombardy is the Milan Logistics Market, which extends to the adjacent regions. It is the prime logistics market in Italy. The Piacenza submarket is also a renowned logistics market in Italy, considered to be within the Greater Milan logistics market. At the same time the market tends to achieve lower rental values due to a high level of stock within the area.

The map reported below shows the Milan Core and Greater Logistics Market.

Milan Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents are higher in the northern area and Milan’s eastern district where supply, especially of Grade A product, is limited. ERVs are lower in the southern and western areas (Piacenza, Tortona, Pavia and Novara) where the majority of available logistics stock lies. The geographical conformation of the territory and the high density of the built areas surrounding the city of Milan have not allowed many wide developments or new constructions to Grade A specification, which has in the past few years driven occupiers to take up space further away from Milan, but along major road infrastructure and built to suit. To the south, supply is strong with high competition, driving rental levels down.

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Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Milan or within integrated logistics parks. Rental values are higher where the territory is highly industrialised and mostly urbanised.

Over the last two years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2020, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €43-45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €46/sqm in 2019, up to €47/sqm per year in Q4 2020, stable since.

In H1 2021, Core Milan and Greater Milan area accounted each for some 20% of the total national take-up, equal to some 297,000 sqm and 372,000 sqm let respectively.

Milan and the greater area spreading out to east and south (including Piacenza, Novara, Malpensa and Brescia) and Bologna are the leading logistics markets, where retailers and 3PLs are expanding and strengthening their networks.

The major letting deals occurred within the Milan area include: Tiesse letting a Grade A warehouse in Carpiano (MI) of some 18,000 sqm on a 9+6 agreement at €70/sqm p.a.; Bomi let a Grade A logistic warehouse of 10.500 sqm in Spino d’Adda (CR) and RS Logistica taking up a Last Mile Warehouse in Settala (MI) of some 8,500 sqm for €55/sqm p.a.

VENETO CORRIDOR LOGISTIC MARKET

The Veneto Corridor Logistics Market is one of the Core markets in Northern Italy, which develops along the A4 Turin-Milan-Venice-Trieste motorway, Italy’s main west-east communication road across the industrialised North. It extends over about 130 km from Verona to Treviso, including the cities of Vicenza, Padua and Mestre.

The Veneto Corridor benefits from a strategic position including a number of important crossroads between the Mediterranean Corridor, the Scandinavian Corridor and the Baltic-Adriatic Corridor. The following map shows the main strategic logistic corridors across Europe, as determined by the European Commission Trans-European Transport Network.

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Infrastructural System – European Commission TEN-T Corridors

Source: European Commission, Trans-European Transport Network, TEN-T Core Network Corridors

Whilst the southern area of the Veneto Region is well connected to the Emilia-Romagna region via several motorways and roadways, the transport network system within the northern area is still limited to minor roads.

Over the next 4-5 years is due the completion of the “Pedemontana Veneta” motorway, a high-capacity artery which will facilitate communication and transport in the area. The project requires the construction – still underway – of 94 km of main road that will connect 34 municipalities and the industrial area of Vicenza and Treviso. The first 7 km are accessible by cars from June 2019.

This road will have two tunnels: Malo Tunnel (6 km) and S. Urbano Tunnel (1.5 km) and eight viaducts. The motorway is part of the European TEN-T and is considered a strategic asset of national relevance as it is located between the existing A4 and A27 motorways, crossing the Veneto Region, passing through the provinces of Vicenza and Treviso.

Due to its strategic location, the Veneto region is becoming more and more attractive as a destination for logistics operators and investors, who are mainly oriented towards locations near major communication roads (A4, A13, A22 and A31 motorways). The take-up registered in H1 2021 for the Veneto Corridor was equal to some 144,750 sqm.

The highest concentration of warehouses is along the A4 “Turin – Milan – Venice” motorway and around the cities of Verona, Vicenza, Padua and Venice-Mestre, which together create a major economic hub nationwide. The most consistent stock is located in the Core Veneto Corridor area, which extends West-East along the A4

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motorway stretch from Verona to Venice-Mestre, comprising the first stretches of the A22 “Brennero - Modena” and A13 “Padua – Bologna” motorways. Within this area (highlighted in Grass Green in the map) we estimate some 1,548,000 sq m of logistics stock.

Veneto Corridor Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents, which stand at €52/sq m/p.a., are higher within the industrial areas of Verona and Padua, where supply, especially of Grade A product, is limited.

•

Moving from East, the Verona Logistic market benefits from the Verona Villafrance airport located 25 km north of the subject property, which has a Cargo Service. Not far from the airport is the Interporto Europa Quadrante of the ZAI (Zona Agricola Industriale d’Italia – Italy Agricultural Industrial Zone) Consortium – an intermodal logistics park comprising rail, road and air access, controlled temperature warehouses and customs service. The “Europa Quadrante” extends over some 2.5 million sq m and has key occupiers such as DB Schenker, Kuehne + Nagel, Volkswagen, Ortrans Srl, Poste Italiane Spa, Arcese Trasporti, Paneuropa Italia, Saima, among others. Over the last couple of years, an increased interest in the area has been registered, both from the occupational and investment point of view.

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The Padua’s logistics market is mostly linked to the Interporto freight village, which lies within the industrial area to the east of the city. Covering an area of some 11 million sq m, the industrial area of Padua is the most important in the Veneto Region and one of the most important at national level. Due to a good road network and accessibility, the area maintains a close relationship with the city and economy thereof. An established network of SMEs (small to medium-sized enterprises), along with few larger production and distribution plants, bolster the local economy, despite the recent economic downturn. The freight village Interporto Padova is one of the top spots in Italy for logistics services, given its 270,000 sq m of warehouse storage space. The Padua platform provides equipped areas and complete transport and management services, also for refrigerated goods. A logistics scheme for urban

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freight consolidation and distribution, called “Cityporto”, operates within the Interporto since 2004. It consists of an urban consolidation centre, an environmentally friendly fleet of hybrid and CNG vehicles, a dedicated ITS system and a set of co-ordinated local rules for urban freight transport.

•

Moving towards East, Mestre offers a strategic location for occupiers that need a direct connection with the Venice commercial harbour, which is the eighth-busiest commercial port in Italy and is one of the most important in the Mediterranean concerning the cruise sector, as a major hub for cruise ships. The Port of Venice is also specialised in general cargo and ranks as the third European port for this type of transport.

Going towards the Greater Veneto Corridor area (highlighted in Light Green in the map), are lower in the northern and more remote areas (Mantua, Rovigo, Bassano Del Grappa and northern Vicenza) standing at €45/sq m p.a.

Due to the established industrial vocation of the Veneto Region and the high-density within industrial areas, a number of new developments and constructions of Grade A warehouses (mostly BTS) have been completed in the surroundings of Verona and Padua and along major road infrastructure. Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Verona and Padua. As an example, some logistics locations emerged within the greater Verona Area in the past years (Nogarole Rocca, Oppeano and Nogara) due to the availability of logistics land and good connections.

Speculative developments are limited to the construction of small warehouses for light industrial use, whereas the construction of logistics facilities concerns mostly build-to-suit buildings. Within the Greater Veneto Corridor area, we estimate approximately 979,000 sq m of logistics stock and 5.1% of vacancy rate.

During 2020, some 140,000 sqm were absorbed within the Veneto Region, which represents the third market on take-up volumes recorded on a national level, accounting for 7% while up to Q3 2021 it has been recorded a take-up of some 228,000.

3-PL accounts for the most take-up in 2020 and 2021, e-commerce was second, with a take-up of approx. 36,000 in the sector. Regarding warehouse typology, Build-to-Suit developments accounted for an important portion in H1 2020 – 19% compared to only 10% in 2021.

The most important transactions were in Boara Pisani (PD), where XPO let a Grade A logistic warehouse of some 16,220 sqm at €44/sqm p.a.; in Verona where Gruber Logistics took up 15,000 sqm of a Grade A logistic warehouse; and Delma Group took up a warehouse of some 9,000 sqm in Oppeano (VE), for an estimated rent €46/sqm p.a.

Prime rents for standard Class A warehouses within the Veneto Corridor remained stable with respect to 2019 and stands at €52 per sqm per annum as at Q3 2021. Achievable rents increase for specialized assets such as a cross dock or controlled temperature warehouse.

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BOLOGNA LOGISTICS MARKET

The Bologna province benefits from the presence of 4 strong logistics areas which attract and generate most of the logistics activities in the area; Interporto Bologna Bentivoglio, is the main hub in the Province, CenterGross, CAAB (Agricultural and Food Centre) and the Airport area. Outside these main hubs, the area hosts several smaller logistics developments, usually linked to previous industrial districts or to new linking infrastructure.

The area benefits from its proximity to the A1 Milano-Firenze, A14 Milano-Ancona and A13 Padova-Bologna, which represents an important crossroads between the local distribution system and the Scandinavian-Mediterranean TEN-T corridor1.

CBRE divides the Bologna market in two macro areas: Bologna main market, which comprises the A1 axis up to Modena and Bologna Intermodal Hub and Greater Bologna market which comprises the A1 axis from Parma to Cesena, Mantova and Ferrara to the north.

Bologna Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

The total stock in the Bologna area is estimated to be approximately 2,030,000 sq. m of warehouses.

The main logistics park in the Bologna market where prime rents and yields are achieved is the Bologna Bentivolgio Interport. It is located along the A13 motorway at some 20 km from the Bologna Airport and in proximity to the A1, A14 and A22 motorways. The Interport has direct access to main Italian rail lines. Over 100 companies operate their logistics business within the hub. It is one of the largest multimodal logistic platforms in Europe providing both road and rail transport.

Many international operators are active in the surrounding of Bologna, including One Express, DHL, Sifte Berti, Norble Dentressangle, Cogefrin Logistics Bulk terminal, Polyedra, FERCAM, Geodis, Saima Avandero, SDA Curier, Arcese, Bartolini, PGn Logistics; also, the Bologna crossroad is very appealing for retailers, like Yoox, Assa Abloy or Herbovital, due to the central position with easy access to the north-eastern and central Italy.

1	The Trans-European Transport Networks (TEN-T) are a planned set of road, rail, air and water transport networks in Europe.

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In 2020, some 258,780 sqm of take-up was registered within the Bologna and Greater Bologna Logistics Market of which approx. 95,000 sqm in Q4.

In Q3 2021 Bologna submarket (Core and Greater Bologna) accounted for 10% of the total take-up, after Milan and Veneto Corridor.

Take-up in Bologna Submarket has been on the rise since 2015, and despite Covid-19 outbreak, 2020 recorded for a total of some 260,000 sqm, while Q3 2021 a total of 165,000 sqm, or 10% than the National take-up.

3-PL accounts for the most take-up in 2020 and 2021, while manufacturing was in 2nd place. Regarding warehouse typology, most of the recorded take-up are Build-to-Suit developments, as companies are looking for customization and technologic components which are becoming increasingly important. As a result, in Bologna Area, 10% are BTS in Q3 2021, in line with previous year which where BTS accounted for 67% of the total take-up.

The most significant lettings were in Imola (BO) where Cuti Consai let a Grade A BTO logistic warehouse of 30,000 sqm at €42/sqm p.a.; in Parma, a logistic warehouse of 8,500 and in Campogalliano (MO) where SDA took up a Grade A warehouse (BTS) of some 5,400 sqm at €80/sqm p.a.

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ROME LOGISTICS MARKET

The Region of Lazio is one of the most important Italian regions taking into account its manufacturing output and Gross Domestic Product (GDP). Due to its location, the Region of Lazio is a strategic midpoint, being well connected with other central and peninsular regions. The main logistics parks in the area are: Logistics Park of Passo Corese (Rome), Intermodal freight of Rome (Civitavecchia), Intermodal Freight of Fiumicino (Rome), Logistics centre of Santa Palomba (Rome), Logistics centre of Anagni (Frosinone), Logistics centre of Fiano Romano (Rome). The estimated overall Stock of the Rome area is estimated in the region of 1,550,000 sq m completed or under construction.

Average Prime rent as at Q3 2021 stands at €58/sqm p.a. in Core Rome and €48/sqm p.a. in Greater Rome, higher with respect to the previous year, mainly due to lack of product on the market and stronger demand, which is reflected in the positive trend for rents.

The registered take-up of the greater Rome area during Q3 2021 has accounted for some 74,421 sqm, higher compared to the first half of 2020. An important letting transactions during Q3 2021 was in Ardea (RO) in Greater Rome, where Amazon took up a Grade A BTS warehouse of some 50,000 sqm at a headline of €80/sqm p.a.

The Rome logistics market ranks behind Milan, Bologna and Piacenza in terms of investor interest, however it represents one of the main markets in Italy, with a growing interest on a YOY basis. We consider the prime location within Rome’s market to be west of Rome near the Fiumicino airport as well as emerging Colleferro area – positioned south from the city of Rome. Passo Corese, north of Rome, is positioned well to become a prime location due to recent infrastructure works carried out, its connections to Rome and its location between A1 and Rome’s Great Ring Road. Furthermore, several development projects in pipeline for the next years within Colleferro and Passo Corese area confirmed the interest of the investors for the subject market.

We consider the Class A BTS properties with excellent accessibility to Rome’s major road network, having longer unexpired terms with tenants of stronger covenant strength to reflect stronger yields.

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LAST MILE/ URBAN LOGISTICS MARKET OVERVIEW

Last Mile Evolution – Introduction

Urban areas are evolving towards a more dynamic level of freight transportation system as consumer demand is constantly fuelled by e-commerce and the option of the same day delivery is more and more the standard rather than the goal. This has become the biggest obstacle for the logistics sector, leading to a rush in the supply chain, completely changing the way we think about industrial real estate and transforming the last mile scheme. This is not a new phenomenon, nor is it a passing trend.

The demand for instant delivery services (delivery in one hour or one day) has increased rapidly and this has generated significant needs for the optimization of the distribution channels. According to data collected by CBRE, over 30% of major European distributors already offer one-day delivery services and around 10% offer same-day deliveries. The expansion of the offer is also becoming a determining aspect of competitiveness, with a significant impact on the supply chain.

E-commerce is changing the traditional supply chain by creating the need to be closer to densely populated areas. As a result, retailers have modified their traditional supply chain that relied on regional distribution to one that includes urban logistics in the scheme with new locations to serve consumer hot spots.

“Last mile” does not necessarily mean the last mile in the delivery of goods, but rather the final part of the distribution in the supply chain.

In Europe, the restructuring of supply chains has led to a growing need for efficiency, resulting in a smaller network of warehouses with larger logistic warehouses but fewer facilities. Due to population growth and urbanization, land suitable for industrial areas is becoming increasingly scarce. As e-commerce grows and continues to impact the market, the use of vertically structured warehouses will become an inevitable factor for the growth of urban logistics in dense European hubs.

Characteristics

Last mile warehouses have different characteristics than standard distribution ones: they are generally smaller in size and do not require an internal height of at least 10m as the standard logistic warehouses. Similar to cross-dock warehouses, last mile distribution facilities usually require less storage space (up to 10,000 square meters) since packages and goods are stored only for a few hours inside the buildings and then shipped to the final consumer.

Some last mile warehouses include modern and highly specialized buildings (e.g. presence of mezzanines, different types of loading bays - for trucks, vans, etc.), have a lower internal height and are equipped with a larger loading dock area (ratio: at least 1 loading bay every 150 sqm) and an office portion up to 20% of the total area.

The ratio between the covered area and the external area must not exceed 50% while the optimal coverage ratio is 30-40%. That said, last mile structures tend to achieve higher rental values compared to standard logistics buildings.

ITALIAN LOGISTICS MARKET	27	C

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Strategies for Logistic Warehouses in Urban Areas:

Last Mile - Main Markets in Italy

In the last five years, the new drivers in consumer demand have favoured the spread of urban logistics in the main European cities. In Italy, logistics operators and investors are looking to the most populated areas of Italy to take advantage of the positive impact of e-commerce on the logistics sector and to create new business opportunities.

The Italian last mile logistics market is still in its beginnings, especially in terms of investment operations. On the leasing side, the market has seen a greater number of transactions around Milan and in other major Italian cities. The map below shows where the majority of last mile leasing transactions occurred in 2020.

Letting Transactions in Italy

CBRE Research, 2020

Last mile letting transactions as the graph below shows, are on the rise, and in 2020 one in three letting transactions regarded a last mile warehouse, accounting for a total of some 300,000 sqm. The trend continues this year where during 2021 were recorded a take-up of a total of some 240,000 sqm.

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Last Mile, Historic Take Up

CBRE Research, Q3 2021

Veneto Submarket accounts for around 44% of number of letting transactions and sqm let in 2020, and 36% in Q3 2021, while Milan submarket is the second most active market, with 31% of letting transactions. More and more last mile/urban logistic are not within main submarkets, proving how this product is changing the traditional supply chain distribution.

Submarkets Share of Last Mile Leases

CBRE Research, Q3, 2021

Last Mile – Investments Trend

Similarly to letting transactions, interest in investment on last mile has been on the rise. Few years ago, Italy had a single investor interested in such product, while today, several are interested in including last mile in their investment portfolios, as either an established product or for speculative investments.

As a result, yields on last mile have been constantly decreasing since 2018 and currently net yields for urban logistics are standing 55 pbs above prime logistics, 4.90%.

ITALIAN LOGISTICS MARKET	29	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Last Mile/Urban Logistics NIY

CBRE Research, Q3 2021

ITALIAN LOGISTICS MARKET	30	C

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FROZEN MARKET OVERVIEW

Regarding the Italian market, we estimate an amount in between 6.5 and 7.5 million cubic meters of frozen logistics spaces. This corresponds to approximately 1.05 – 1.2 M of sqm, present throughout the whole country.

From our measurements, the vacancy is largely below that of standard grade A logistics and is settled today at around 1%. There is very little evidence of vacant buildings equipped for cold storage. In fact, being those spaces linked to specialized machinery that needs to be kept constantly active and maintained, there are no real empty spaces that can be classified as direct competition for the existing and occupied ones.

We record a wide increase in rents paid for spaces suitable for hosting cold cells. In general, it is possible to estimate an increase of about 70% up to 100% starting from comparable dry logistics rents.

Currently, the frozen logistics market is starting to receive a wider attention from institutional investors market. In general terms, we record a gap up 150 Bps compared to dry assets yields, considered less risky; however, when cold storage is only part of a wider investment comprising dry storage, such gap can be significantly reduced almost levelling with standard logistics. It is relevant to notice that the WAULTs for this type of investments are usually longer than the standard terms registered for standard warehouses.

If looked from a value per sq m perspective, frozen logistics can reach very high values, due to very high construction costs and a layout which needs to provide ancillary spaces, reducing the effective storage capacity of the building.

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The majority of cold logistics operations gravitates around and towards the main ports and intermodal nodes, which are usually the preferred locations for cold operators; at the same time, due to the lack of available space and the high construction costs, we have seen an increase on BTS activity for cold storage outside these areas; the main driver remains proximity to either cities or production facilities (depending on the tenant).

While a few years ago investments in the sector were typically carried out by the producers, now Specialized Logistics Operators and retailers have entered the market. There are several reasons that have led these operators to invest in the cold chain:

•	In this way the producer can control the entire distribution chain through a single contact, instead of referring to different service providers

•	Logistic operators are interested in the economic benefits that can be achieved thanks to the handling of large volumes of goods;

•	The volume of goods to be stored/transported at a controlled temperature is steadily increasing.

Within the main specialized Cold Logistics operators, we can find Number 1, STEF, Gruppo Marconi, DiFarco, Chiapparoli.

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Appendix E Marketing Period

ID	ASSET	ADDRESS	MARKETING PERIOD (months)
TH1	Mozzecane I	Via dell’Indusria, 1	9-12
TH2	Mozzecane II	Via 1 Maggio	12-18
TH3	Santa Palomba I	Via degli Agrostemmi snc	9-12
TH4	Santa Palomba II	Via degli Agrostemmi snc	6-12
TH5	Codogno	Via P. Togliatti, 25	6-12
TH6	Settala	Via Bellini, 1	6-12
TH7	Borgo San Giovanni A	Via Donatori di Sangue, 6/8	6-12
TH8	Borgo San Giovanni B	Via Donatori di Sangue, 5/7/9	6-12
TH9	Pomezia 3	Via delle Monachelle, 84G	9-12
TH10	Pomezia 4	Via Laurentina Km 23,501	6-12

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Appendix F Remaining Economic Life of the buildings

ID	ASSET	ADDRESS	REMAINNG ECONOMIC LIFE (years) *
TH1	Mozzecane I	Via dell’Indusria, 1	20
TH2	Mozzecane II	Via 1 Maggio	20
TH3	Santa Palomba I	Via degli Agrostemmi snc	25
TH4	Santa Palomba II	Via degli Agrostemmi snc	25
TH5	Codogno	Via P. Togliatti, 25	25
TH6	Settala	Via Bellini, 1	40
TH7	Borgo San Giovanni A	Via Donatori di Sangue, 6/8	25
TH8	Borgo San Giovanni B	Via Donatori di Sangue, 5/7/9	25
TH9	Pomezia 3	Via delle Monachelle, 84G	30
TH10	Pomezia 4	Via Laurentina Km 23,501	30

*

In doing so, we have assumed that an asset subject to a proper ordinary and extraordinary maintenance program can provide an economic life of 30 to 50 years. We have then considered for each asset its specific maintenance status and specification, such as the internal height and the configuration of the external spaces.

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